Exhibit 10.1

FINAL EXECUTION VERSION

CONFIDENTIAL

DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT

By and Among

BAXALTA INCORPORATED,

BAXALTA US INC.,

BAXALTA GMBH,

and

PRECISION BIOSCIENCES, INC.

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EXHIBITS

EXHIBIT A:	Duke IP
EXHIBIT B:	Supply Agreement Term Sheet
EXHIBIT C:	Quality Agreement Term Sheet
EXHIBIT D:	Form CDCP Agreement Term Sheet
EXHIBIT E:	Precision Patents and Precision Platform Patents
EXHIBIT F:	Press Release
EXHIBIT G:	Initial Summary CD19 Development Plan
EXHIBIT H:	Precision Wire Instructions

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DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT

This DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (together with the exhibits and schedules hereto, as may be amended pursuant hereto, collectively, this “Agreement”) is entered into on this 24th day of February, 2016 (the “Effective Date”), by and among BAXALTA INCORPORATED, a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BI”), BAXALTA US INC., a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BUSI”), BAXALTA GMBH, a company organized under the laws of Switzerland with its principal place of business at Postfach 8010, Zurich, Switzerland (“BGMBH” and, together jointly and severally with BI and BUSI, collectively, “Baxalta”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701 (“Precision”). Baxalta and Precision may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Precision has expertise in and owns or controls proprietary nuclease-based genome engineering technology (known as ARCUS™) and other technologies relating to genetically engineering novel human T cells with chimeric antigen receptors for allogeneic use (as further defined below, “CAR-T”) to enable such cells to target and destroy cancer cells; and

WHEREAS, Baxalta is a global biopharmaceutical company that clinically develops and commercializes products in oncology and other therapeutic areas; and

WHEREAS, Precision and Baxalta desire to establish a collaboration whereby Precision conducts research and development activities on specified CAR-T product candidates directed to antigen targets selected by Baxalta and, if successful, Baxalta has the Commercial Option (as defined below) to conduct further clinical development and commercialization of such product candidates for the treatment of cancer and other indications in humans, all under the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I.

DEFINITIONS

The following terms as used in this Agreement shall have the meanings set forth in this Article I:

1.1 “Acquirer” means, collectively, (a) any Third Party that acquires Precision after the Effective Date (whether by transfer or sale of all or any portion of Precision’s assets, equity or business, or by a merger, consolidation or similar business combination transaction or otherwise) and (b) the Affiliates of such Third Party, but excluding Precision and Precision’s Affiliates existing immediately prior to the closing of such acquisition of Precision.

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1.2 “Affiliate” means, with respect to a particular Person, any other Person that directly or indirectly is controlled by, controls or is under common control with such Person. For the purposes of this definition only, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to a particular Person that is an entity, means (a) if such Person is a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors of such Person, (b) if such Person is a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests of such Person or (c) the power to direct the management and policies of such Person.

1.3 “Agents” has the meaning set forth in Section 13.1.

1.4 “Agreement” has the meaning set forth in the preamble.

1.5 “Alliance Manager” has the meaning set forth in Section 3.2.

1.6 “Allogeneic” means the treatment of a patient with human cells derived from a donor other than the patient, where such donor is genetically non-identical. “Allogeneic” does not include the treatment of a patient with human cells derived from such patient’s own cells (autologous treatment).

1.7 “Antitrust Laws” has the meaning set forth in Section 17.17.2.

1.8 “Antitrust Clearance” means, with respect to any Commercial Option, (a) that any applicable waiting periods (and any extensions thereof) for exercise of such Commercial Option under the HSR Act and any other applicable Antitrust Laws will have expired or otherwise been terminated and (b) that there exists (i) no requirement for a waiver, consent or approval of the FTC, the DOJ or any other applicable Governmental Authority with respect to the exercise of such Commercial Option, (ii) no judgment, injunction, decree or any other order in any suit or proceeding preventing the exercise of such Commercial Option, and (iii) no other matter relating to actions under any Antitrust Laws that would preclude, impede or delay materially the grant of the rights and licenses that would be granted upon the exercise of such Commercial Option.

1.9 “Background IP” has the meaning set forth in Section 9.1.1.

1.10 “Bankruptcy Laws” has the meaning set forth in Section 17.14.1.

1.11 “Batch Success Achievement Plan” has the meaning set forth in Section 4.1.3.

1.12 “Baxalta” has the meaning set forth in the preamble.

1.13 “Baxalta Confidential Information” has the meaning set forth in Section 12.2.1(a).

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1.14 “Baxalta-Developed Included Target” has the meaning set forth in Section 16.3.

1.15 “Baxalta-Developed Licensed Product” has the meaning set forth in Section 16.2.

1.16 “Baxalta-Developed Licensed Product Candidate” has the meaning set forth in Section 16.2.

1.17 “Baxalta Indemnitees” has the meaning set forth in Section 13.1.

1.18 “Baxalta Invention” has the meaning set forth in Section 9.1.3(b).

1.19 “Baxalta Know-How” means the Know-How Controlled by Baxalta or any of its Affiliates as of the Effective Date, or that comes to be Controlled by Baxalta or any of its Affiliates at any time during the Term that is reasonably necessary or useful to Develop, manufacture, use and Commercialize Licensed Product Candidates or Licensed Product(s) in the Field, but excluding Know-How Controlled by Baxalta specifically related to the Isolex Platform Technology. Baxalta Know-How shall include Baxalta’s interest in any Joint Inventions. For clarity, Baxalta Know-How does not include Patent Rights claiming Baxalta Know-How.

1.20 “Baxalta Parent Group” has the meaning set forth in Section 9.10.

1.21 “Baxalta Patents” means the Patent Rights Controlled by Baxalta or any of its Affiliates as of the Effective Date, or that come to be Controlled by Baxalta or any of its Affiliates at any time during the Term, that claim Baxalta Know-How. Baxalta Patents shall include Baxalta’s interest in any Joint Patents. Baxalta Patents do not include Isolex Platform Patents.

1.22 “Baxalta Restrictive Covenants” has the meaning set forth in Section 11.2.2(a).

1.23 “BI” has the meaning set forth in the preamble.

1.24 “BGMBH” has the meaning set forth in the preamble.

1.25 [***]

1.26 “BUSI” has the meaning set forth in the preamble.

1.27 “Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.

1.28 “Calendar Quarter” means the successive periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

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1.29 “Calendar Year” means any year beginning on January 1 and ending on December 31 of such year.

1.30 “Candidate Proposal Date” has the meaning set forth in Section 2.1.5(a).

1.31 “CAR-T” means genetically engineered human T cells with Chimeric Antigen Receptor(s) for Allogeneic use.

1.32 “CD19” has the meaning set forth in Section 2.1.2.

1.33 “CDCP Agreement” has the meaning set forth in Section 7.3.2(a).

1.34 “CDCP Option” has the meaning set forth in Section 7.3.1.

1.35 “CDCP Option Fee” has the meaning set forth in Section 7.3.2(b).

1.36 “Cellectis Agreement” has the meaning set forth in Section 4.5.

1.37 “Cellectis Patents” has the meaning set forth in Section 4.5.

1.38 “Change” means any change with respect to manufacturing, quality system or validation/qualification status, including the list of changes set forth in the Quality Agreement.

1.39 “Change of Control of Precision” means the occurrence of any of the following: (i) a sale of all or substantially all of the assets of Precision to a Third Party, (ii) a Third Party acquires beneficial ownership of more than fifty percent (50%) of the stock of Precision or stock possessing fifty percent (50%) or more of the total voting power of the stock of Precision, or (iii) the merger, consolidation or similar business combination transaction of Precision into a Third Party.

1.40 “Chimeric Antigen Receptor” means a genetically engineered molecule that (a) when present on the surface of human T cells, enables the T cells to recognize and bind to specific antigens that are present on the surface of cells, and (b) comprises a single-chain antibody fragment (scFv), a transmembrane domain, and at least one intracellular signaling domain.

1.41 “Clinical Trial” means a clinical study conducted on certain numbers of human subjects (depending on the phase of the trial) that is designed to (a) establish that a product for the treatment of human diseases and conditions is reasonably safe for continued testing, (b) investigate the safety and efficacy of the product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the product in the dosage range to be prescribed, or (c) support Marketing Approval or Reimbursement Approval of such product or label expansion of such product.

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1.42 “CMO” means contract manufacturing organization.

1.43 “Code” has the meaning set forth in Section 8.5.

1.44 “Combination Product” has the meaning set forth in Section 1.132.3.

1.45 “Combination Target” has the meaning set forth in Section 2.1.1.

1.46 “Commercial License” has the meaning set forth in Section 4.3.1.

1.47 “Commercial License Fee” has the meaning set forth in Section 8.2.

1.48 “Commercial Option” has the meaning set forth in Section 4.1.1.

1.49 [***]

1.50 “Commercial Option Exercise Notice” has the meaning set forth in Section 4.1.2.

1.51 “Commercial Option Exercise Period” has the meaning set forth in Section 4.1.1.

1.52 “Commercialization” means all activities related to the commercial exploitation of products for the treatment of human diseases and conditions, including manufacturing, importation, exportation, marketing, Promotion, distribution, pre-launch, launch, sale, and offering for sale of such products. When used as a verb, “Commercialize” or “Commercializing” means to engage in Commercialization.

1.53 “Commercialization Enabling Technology” has the meaning set forth in Section 9.3.2.

1.54 “Commercially Reasonable Efforts” means:

1.54.1 with respect to the obligations of a Party under this Agreement relating to Development activities, the level of efforts and expenditure of resources required to carry out such obligation in a sustained manner consistent with the efforts and resources such Party typically devotes to a product of similar market potential, resulting from its own research efforts or development and commercialization collaborations for which it is responsible, at a similar stage in its development or product life, taking into account Relevant Factors; or

1.54.2 with respect to the level of obligations of a Party under this Agreement relating to Commercialization activities,

(a) as it relates to Baxalta, the level of efforts and expenditure of resources required to carry out such obligation in a sustained manner consistent with the efforts and resources Baxalta typically devotes to a product of similar market potential, resulting from its own research efforts or development and commercialization collaborations for which it is responsible, at a similar stage in its development or product life, taking into account Relevant Factors;

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(b) as it relates to Precision, the level of efforts and expenditure of resources required to carry out such obligation in a sustained manner consistent with the efforts and resources of a typical Third Party biopharmaceutical company of similar size and with similar resources as Precision typically devotes to a product of similar market potential, at a similar stage in its development or product life, taking into account Relevant Factors; or

1.54.3 with respect to the obligations of a Party under this Agreement relating to any other objective, reasonable, good-faith efforts, taking into account industry practices.

Provided that, [***].

1.55 “Competitive Program” means [***].

1.56 “Competitor” means any Person, other than the Parties and their Affiliates, that is conducting any Competitive Program, for so long as such conduct continues.

1.57 “Confidential Information” means Baxalta Confidential Information and Precision Confidential Information.

1.58 “Confidentiality Agreement” means that certain Mutual Confidential Disclosure Agreement between Baxter Healthcare Corporation and Precision dated October 6, 2014, which was assigned in its entirety by Baxter Healthcare Corporation to Baxalta effective as of July 1, 2015.

1.59 “Control” or “Controlled” means, with respect to any Know-How, Patent Rights or other intellectual property rights, that a Party has the legal authority or right (whether by ownership, license or otherwise) to grant a license, sublicense, access or right to use (as applicable) under such Know-How, Patent Rights, or other intellectual property rights, including to the other Party on the terms and conditions set forth herein, as applicable, in each case without breaching the terms of any agreement with a Third Party.

1.60 “Cover” or “Covering” means, with respect to Patent Rights and a particular Licensed Product, that such Patent Rights include one or more Valid Claims that would, but for the licenses granted under this Agreement be infringed by Development, manufacture, use or Commercialization of the applicable Licensed Product or the Licensed Product Candidate comprising such Licensed Product in the applicable country in which any such activity occurred.

1.61 “CPR” has the meaning set forth in Section 15.1.

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1.62 “CPR Panels” has the meaning set forth in Section 15.1.

1.63 “Damages” has the meaning set forth in Section 13.1.

1.64 “Debtor Party” has the meaning set forth in Section 14.2.3.

1.65 “Defense Election Notice” has the meaning set forth in Section 13.3.1.

1.66 “Development” means all activities related to the development of products for the treatment of human diseases and conditions and obtaining Marketing Approval for such products, including all activities related to research, development, preclinical testing, preclinical toxicology, stability testing, toxicology, formulation, Clinical Trials, regulatory affairs, statistical analysis, report writing, manufacturing process scale up (including without limitation, registration batches/process validation, engineering studies qualification and validation, process validation, characterization and stability, scale and technology transfer to CMOs), qualification and validation activities, quality assurance/quality control development, Regulatory Filing creation and submission related to obtaining Marketing Approval for a product, and all other activities directed to obtaining Marketing Approval and/or Reimbursement Approval. When used as a verb, “Develop” means to engage in Development.

1.67 “Development Achievement Notice” has the meaning set forth in Section 2.2.5.

1.68 “Development Milestone” has the meaning set forth in Section 8.3.1.

1.69 “Development Plan” means each plan setting forth the specific activities to be undertaken by each of the Parties, as applicable, in connection with the Development of each Licensed Product Candidate and Licensed Product, as may be amended as set forth in this Agreement.

1.70 “Directed to” means, when used to describe the relationship between an engineered human T cell and a Target, that the T cell (a) is designed or being developed to bind to the Target (or a portion thereof), (b) is designed or being developed to exert its biological effect in whole or in part through binding to such Target (or such portion thereof), and (c) is not designed or developed to bind to or exert its effect on any other Target (or a portion thereof). Notwithstanding the foregoing, when used to describe the relationship between an engineered human T cell and a Combination Target, “Directed to” means that the T cell (i) is designed or being developed to bind to both of the Targets (or portions thereof) that comprise the Combination Target, (ii) is designed or being developed to exert its biological effect in whole or in part through binding to both such Targets (or such portions thereof), and (iii) is not designed or developed to bind to or exert its effect on any other Target (or a portion thereof).

1.71 “Divest” means, as it relates to a Competitive Program: (i) the sale of all right, title and interest in such Competitive Program, including all technology, intellectual property and other assets relating solely thereto, to a Third Party, without the retention or reservation of any rights, license or interest (other than an economic interest such as a right to receive payments) by the selling entity or its Affiliates; or (ii) the complete termination and/or shut-down of such Competitive Program such that no technology, intellectual property or other asset solely relating thereto is used by the terminating entity or its Affiliates for the conduct of such Competitive Program.

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1.72 “DOJ” has the meaning set forth in Section 17.17.1.

1.73 “Duke Agreement” means the License Agreement entered into by Precision and Duke University (“Duke”) on April 17, 2006, as amended from time to time.

1.74 “Duke IP” means all Patent Rights and Know-How licensed to Precision under the Duke Agreement that constitute Precision Platform Patents or Precision Platform Technology. The patent numbers and patent application numbers of the Patent Rights that are included within the Duke IP as of the Effective Date are set forth in Exhibit A.

1.75 “Effective Date” has the meaning set forth in the preamble.

1.76 “Election Time Period” has the meaning set forth in Section 13.3.1.

1.77 “EMA” means the European Medicines Agency or any successor agency or agencies thereto.

1.78 “Enforcing Party” has the meaning set forth in Section 9.5.3.

1.79 “Escrow Agent” has the meaning set forth in Section 2.1.3(b).

1.80 “European Union” or “EU” means all countries of the European Union, as may be included from time to time.

1.81 “Executive Officers” has the meaning set forth in Section 3.1.6(b).

1.82 “FCPA” means the Foreign Corrupt Practices Act, as amended (15 U.S.C. §§ 78dd-1, et. seq.).

1.83 “FDA” means the U.S. Food and Drug Administration or any successor agency or agencies thereto.

1.84 “FDCA” means the United States Food, Drug and Cosmetic Act, as amended (21 U.S.C. §§ 301, et. seq.).

1.85 “Field” means all uses in humans.

1.86 “Final Candidate Proposal Date” has the meaning set forth in Section 2.1.5(b).

1.87 “Final Determination” means, in connection with any disputed event or occurrence, the resolution of the dispute (i) pursuant to the dispute resolution provisions set forth in Article XV or (ii) by mutual agreement of the Parties.

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1.88 [***]

1.89 [***]

1.90 [***]

1.91 “First Commercial Sale” means, with respect to a particular Licensed Product in a particular country or other jurisdiction, the first arms’-length sale of such Licensed Product by Baxalta or any of its Affiliates or Sublicensees, in each case to a Third Party for use in the Field in such country or other jurisdiction after such Licensed Product has been granted (a) Marketing Approval and Reimbursement Approval if such sale is in any country in the EU or (b) Marketing Approval only if such sale is not in a country in the EU. For avoidance of doubt, no sale or other disposition of a Licensed Product shall be deemed the “First Commercial Sale” if such sale or other disposition would not be included in the calculation of Net Sales.

1.92 [***]

1.93 [***]

1.94 [***]

1.95 “Force Majeure” has the meaning set forth in Section 17.15.1.

1.96 “FTC” has the meaning set forth in Section 17.17.1.

1.97 “Global Dossier” means, with respect to a particular Licensed Product, a set of documents that follows the principles of the International Conference on Harmonization and that contains all of the technical data (including quality, non-clinical and clinical data) and administrative information of a product intended for the treatment of human disease and conditions necessary for such product to be approved or registered for Commercialization in the countries and regions in the Territory. The Global Dossier must include data proving that the Licensed Products have quality, efficacy and safety properties suitable for the applicable intended uses, as well as additional administrative documents that follow applicable local and regional guidance.

1.98 “Governmental Authority” means any nation or government, any state, local or other political subdivision thereof, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative governmental functions.

1.99 “Hourly Rate” has the meaning set forth in Section 6.1.3.

1.100 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

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1.101 “Inactive Target” has the meaning set forth in Section 2.4.1.

1.102 “Inactive Target Evaluation Data” has the meaning set forth in Section 2.4.3(a).

1.103 “Inactive Target Freeze Period” has the meaning set forth in Section 2.4.3(d).

1.104 “Inactive Target Non-Disclosure Period” has the meaning set forth in Section 2.4.3(b).

1.105 “Included Target” means a Target that has been Nominated by Baxalta and has become an Included Target pursuant to Section 2.1.2 or Section 2.1.4 of this Agreement.

1.106 “Included Target-Specific Information” means with respect to an Included Target [***].

1.107 “IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission (including investigator-initiated applications) for approval to conduct human Clinical Trials filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.108 [***]

1.109 “Indemnification Claim Notice” has the meaning set forth in Section 13.3.1.

1.110 “Indemnified Party” has the meaning set forth in Section 13.3.1.

1.111 “Indemnifying Party” has the meaning set forth in Section 13.3.1.

1.112 “Indemnitee” means, as the context requires, the Precision Indemnitees and/or the Baxalta Indemnitees.

1.113 “Independently Active Therapeutic Ingredient” means, with respect to a Combination Product, an active therapeutic ingredient having a different Target or mode of action, or which is otherwise treated or designated by the applicable Regulatory Authority as a separate active ingredient, than the applicable Licensed Product.

1.114 “Initial CD19 Licensed Product Candidates” means [***] Directed to CD19 [***].

1.115 “Initiate” or “Initiation” means, with respect to a Clinical Trial of a Licensed Product Candidate or Licensed Product, the first dosing of the first patient for such Clinical Trial.

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1.116 “Invention” means any and all discoveries, developments, improvements, modifications, formulations, compositions of matter, processes and other inventions (whether patentable or not patentable) that are invented (as determined in accordance with U.S. patent laws) in the course of activities performed under this Agreement by or on behalf of either Party or both Parties, including all rights, title and interest in and to the intellectual property rights therein.

1.117 “Isolex Platform Patents” means the Patent Rights Controlled by Baxalta as of the Effective Date, or that come to be Controlled by Baxalta at any time during the Term, that claim the Isolex Platform Technology.

1.118 “Isolex Platform Technology” means the technology Controlled by Baxalta as of the Effective Date, or that come to be Controlled by Baxalta at any time during the Term, relating to the Isolex cell separator machine, disposables, reagents and methods of use thereof.

1.119 “Joint Inventions” has the meaning set forth in Section 9.1.2.

1.120 “Joint Patents” has the meaning set forth in Section 9.1.2.

1.121 “JSC” has the meaning set forth in Section 3.1.1.

1.122 “Know-How” means techniques, data, inventions, practices, methods, trade secrets, knowledge, sources of supply, patent positioning, know-how, skill, experience, test data (including manufacturing, pharmacological, toxicological, preclinical and clinical test data) and analytical and quality control data or descriptions, including all proprietary information submitted to relevant Regulatory Authorities to support an application for Marketing Approval or an application for Reimbursement Approval, and in each case in written, oral, electronic or other form.

1.123 “Launch Milestone” has the meaning set forth in Section 8.3.2.

1.124 “Law” means all laws, statutes, rules, regulations, ordinances, orders, judgments and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign, including all such laws, statutes, rules, regulations, ordinances, orders, judgments and other pronouncements pertaining to the pharmaceutical industry or the healthcare industry and all anti-bribery or anti-corruption laws, including the FDCA and the FCPA and their implementing regulations and all foreign equivalents thereof.

1.125 “Licensed Product” means a Licensed Product Candidate for which the Commercial Option Exercise Date has occurred, including in any preparation, formulation, dosage, packaging or method of administration.

1.126 “Licensed Product Candidate” means each Variant Directed to an Included Target that is the subject of a Development Plan.

1.127 “Licensed Product Marks” has the meaning set forth in Section 9.11.

1.128 “Litigation Conditions” has the meaning set forth in Section 13.3.1.

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1.129 “Major EU Countries” means [***].

1.130 “Manufacturing and Supply Role” has the meaning set forth in Section 6.1.

1.131 “Marketing Approval” means, with respect to a particular product for the treatment of human disease and conditions in a particular country or regulatory jurisdiction, the registrations, authorizations and approvals of the applicable Regulatory Authority or other Governmental Authority in such country or regulatory jurisdiction (including, but not limited to, the FDA and EMA) that are necessary to market, sell or otherwise Commercialize such product in such country or regulatory jurisdiction.

1.132 Net Sales Definition.

1.132.1 “Net Sales” means, with respect to a particular Licensed Product in a country in the Territory, the gross revenues invoiced for sales of such Licensed Product by Baxalta or any of its Affiliates or Sublicensees in connection with the sale, lease or other transfer for value to a Third Party in such country in a bona fide arm’s length transaction, less the following deductions from such gross revenues, in each case to the extent attributable to such Licensed Product and to the extent actually incurred or reasonably accrued and to the extent not already deducted in the amount invoiced:

(a) trade and quantity and/or cash discounts actually allowed or taken;

(b) governmental customs, duties, sales, withholding and similar taxes (including, for the avoidance of doubt value added or import/export taxes, sales taxes and excise taxes but excluding taxes based on income), if any, imposed on the Licensed Product, to the extent directly related to such sale; as well as any amount of branded prescription pharmaceutical fee allocable to the sale of Licensed Products and paid by Baxalta, its Affiliates or Sublicensees under section 9008 of the Affordable Care Act (P.L. 111-148), as amended;

(c) amounts actually allowed or credited by reason of rejections, return of goods (including as a result of recalls), any retroactive price reductions or allowances specifically identifiable as relating to the Licensed Product (including those resulting from inventory management or similar agreements with wholesalers);

(d) amounts incurred resulting from government-mandated rebate programs, including programs mandated by any agency thereof;

(e) rebates actually given to a Third Party specifically for the Licensed Product;

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(f) freight, postage, shipping and applicable insurance charges, to the extent same are separately itemized in the invoice price and charged to the buyer;

(g) patient discount programs and chargebacks or similar price concessions related to the sale of the Licensed Product; and

(h) to the extent agreed by the Parties in writing, such agreement not to be unreasonably withheld, any other specifically identifiable appropriate allowances or deductions that were actually credited as may be similar to those deductions listed above;

provided, however, that any rebate to Baxalta, gift, excess payment on other compounds or similar compensation received by Baxalta from a Third Party whether in the applicable country or any other and whether intended to be applicable to the Licensed Product or not shall be added to Net Sales.

1.132.2 The Parties agree that the following shall not be considered Net Sales for purposes of Section 1.132.1: (a) the transfer of Licensed Product (i) between Baxalta or its Affiliates, on one hand, and Baxalta’s Sublicensees, on the other hand, for resale (which resale will give rise to Net Sales), or (ii) between or among Baxalta and its Affiliates or between Baxalta’s Affiliates, in each case unless such Affiliate is the end user of such Licensed Product; (b) use of Licensed Product in a preclinical trial or a Clinical Trial; (c) use of Licensed Product as free marketing samples; or (d) the transfer of Licensed Product by Baxalta or its Affiliates or Sublicensees to a Third Party as a sale or donation for charitable or compassionate use purposes.

1.132.3 In the event a Licensed Product is co-packaged, co-formulated or otherwise sold in a manner that includes one or more Independently Active Therapeutic Ingredients in addition to a Licensed Product (such Licensed Product, a “Combination Product”), then Net Sales, for purposes of determining royalty payments under Section 8.4 on such Combination Product, will be calculated by [***].

1.132.4 All calculations set forth in this Section 1.132 shall be determined in accordance with U.S. GAAP on a basis consistent with Baxalta’s annual audited financial statements.

1.133 “Nominate” or “Nomination” means delivery by Baxalta of a written notice to Precision indicating that Baxalta desires to designate a Target as an Included Target.

1.134 “Nomination Period” means the period commencing on the Effective Date and ending on the [***] of the Effective Date or such later date to which such period has been extended pursuant to Section 2.1.6, if applicable; provided, however, that the Nomination Period shall terminate immediately on the first date upon which there are six (6) Included Targets.

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1.135 “Non-Debtor Party” has the meaning set forth in Section 14.2.3.

1.136 “Other Enabling Technology” has the meaning set forth in Section 9.3.3.

1.137 “Party” and “Parties” has the meaning set forth in the preamble.

1.138 “Patent” means (a) unexpired and currently in force letters patent (or other equivalent legal instrument), including utility and design patents, and including any extension, substitution, registration, confirmation, reissue, re-examination or renewal thereof, (b) applications for letters patent, a reissue application, a continuation application, a continuation-in-part application, a divisional application or any equivalent of the foregoing applications, that are pending before a government patent authority and (c) all foreign or international equivalents of any of the foregoing in any country.

1.139 “Patent Challenge” has the meaning set forth in Section 14.2.2.

1.140 “Patent Rights” means all rights in, to and under Patents.

1.141 “Patent Term Extensions” has the meaning set forth in Section 9.8.

1.142 “Paying Party” has the meaning set forth in Section 8.5.

1.143 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, Governmental Authority, association or other entity.

1.144 “Phase I Clinical Trial” means a Clinical Trial in which a product is administered to human subjects with the primary purpose of determining (as appropriate) safety and pharmacokinetic and pharmacodynamic properties of the product, and which is consistent with 21 C.F.R. § 312.21(a) or equivalent regulation in countries other than the US.

1.145 “Phase I Notice” has the meaning set forth in Section 2.2.4.

1.146 [***]

1.147 “Phase II Clinical Trial” means a Clinical Trial that would satisfy the requirements of 21 C.F.R. § 312.21(b) or equivalent regulation in countries other than the US.

1.148 “Phase II Ready Batch” means the first batch of Phase II Clinical Trial material for the applicable Licensed Product Candidate [***].

1.149 “Phase II Ready Batch Success” means, with respect to any Licensed Product Candidate, that Precision has delivered to Baxalta a Phase II Ready Batch.

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1.150 “Phase II Ready Status” means, with respect to a particular Licensed Product Candidate, [***].

1.151 [***].

1.152 “Phase III Clinical Trial” means a controlled or uncontrolled human Clinical Trial of a Licensed Product that would satisfy the requirements of 21 C.F.R. § 312.21(c) or equivalent regulation in countries other than the US.

1.153 [***].

1.154 “Platform Enabling Technology” has the meaning set forth in Section 9.3.1.

1.155 “Precision” has the meaning set forth in the preamble.

1.156 “Precision Confidential Information” has the meaning set forth in Section 12.1.1(a).

1.157 “Precision Indemnitees” has the meaning set forth in Section 13.2.

1.158 “Precision Invention” has the meaning set forth in Section 9.1.3(a).

1.159 “Precision Know-How” means the Know-How (a) Controlled by Precision as of the Effective Date, or that comes to be Controlled by Precision at any time during the Research Phase, or (b) that comes to be Controlled by Precision at any time thereafter during the Term and that Precision elects to provide to Baxalta, in each case that is reasonably necessary or useful to clinically Develop, manufacture and Commercialize Licensed Product Candidate(s) or Licensed Product(s) in the Field; in each case of (a) and (b), excluding Know-How Controlled by Precision specifically related to the Precision Platform Technology. Precision Know-How shall include Precision’s interest in any Joint Inventions. For clarity, Precision Know-How does not include Patent Rights claiming Precision Know-How.

1.160 “Precision Patents” means the Patent Rights (a) Controlled by Precision as of the Effective Date, (b) that come to be Controlled by Precision at any time during the Term, or (c) that are jointly owned by Baxalta and Precision pursuant to this Agreement; in each case of (a), (b) and (c), that claim (x) any Licensed Product Candidate or Licensed Product or a method of manufacture or use thereof, or (y) any constructs that are used to create any Licensed Product Candidate or Licensed Product, any gene products (i.e., RNA and protein resulting from expression, which may include ARCUS™ nucleases) of such constructs, the replication of such constructs, or the use of such constructs or such nucleases to Develop, manufacture, use or Commercialize any Licensed Product Candidate or Licensed Product. Precision Patents shall include Precision’s interest in any Joint Patents. Precision Patents do not include Precision Platform Patents.

1.161 “Precision Platform Patents” means the Patent Rights Controlled by Precision as of the Effective Date, or that come to be Controlled by Precision at any time during the Term, that claim Precision Platform Technology.

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1.162 “Precision Platform Technology” means the technology Controlled by Precision as of the Effective Date, or that comes to be Controlled by Precision at any time during the Research Phase, relating to (a) the Development, manufacture or use of any genome engineering tools (excluding use of ARCUS™ nucleases that are used to create any Licensed Product Candidate or Licensed Product) or (b) the Development or manufacture of any precursor, intermediate or construct (including any such CAR-T construct), which tools, precursors, intermediates or constructs, as applicable, are used in the creation of any Licensed Product Candidate or Licensed Product.

1.163 “Precision Restrictive Covenants” has the meaning set forth in Section 11.2.1(b).

1.164 “Precision Target” has the meaning set forth in Section 2.4.4.

1.165 “Product Infringement” has the meaning set forth in Section 9.5.1.

1.166 “Product-Related Patents” has the meaning set forth in Section 9.2.2.

1.167 “Promote” means those activities normally undertaken by a pharmaceutical company’s sales force in accordance with applicable Laws to implement marketing plans and strategies aimed at encouraging the appropriate use of a particular product for the treatment of human diseases and conditions. When used as a verb, “Promote” shall mean to engage in such activities. The word “Promotion” has correlative meaning.

1.168 “Prosecuting Party” has the meaning set forth in Section 9.2.3.

1.169 “Quality” has the meaning set forth in Section 6.3.

1.170 “Quality Agreement” has the meaning set forth in Section 6.3.

1.171 “Quarantined Information” means [***] in each case that are in Precision’s possession [***].

1.172 “Recipient Party” has the meaning set forth in Section 8.5.

1.173 “Redacted Form of Agreement” has the meaning set forth in Section 12.4.2.

1.174 “Regulatory Authority” means any national, supra national, regional, state or local regulatory authority, department, bureau, commission, council or other Governmental Authority (including the FDA and EMA) that is responsible for overseeing the Development, use, manufacture, transport, storage or Commercialization of a Licensed Product Candidate or a Licensed Product.

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1.175 “Regulatory Exclusivity” means the right or protection, granted by a Regulatory Authority or other Governmental Authority, as applicable, in a jurisdiction, providing with respect to a Licensed Product in such jurisdiction: (a) marketing exclusivity that prevents the Regulatory Authority or other Governmental Authority from accepting an application for Marketing Approval from, or from granting Marketing Approval to, a Third Party (other than any Sublicensee or authorized designee of Baxalta or any of its Affiliates or Sublicensees) for a pharmaceutical or biologic product (including a generic, biosimilar, similar medicinal product or generic or competing version of a pharmaceutical product) that is the same or a bioequivalent of the Licensed Product, such as through new molecular entity or biological product or orphan drug or pediatric exclusivity designation by the applicable Regulatory Authority or Governmental Authority, or an exclusive right to sell pursuant to data exclusivity provisions such as those under EC Directives 2004/27/EC and 2001/83/EC and Regulation 726/2004/EC or, in each of the foregoing cases, any foreign equivalent; or (b) data protection for regulatory data relating to the Licensed Product against unfair commercial use or public release, such as that provided for in Article 39.3 of Annex 1C. Part II. Section 7 of the Agreement on Trade-Related Aspects of Intellectual Property Rights (TRIPS Agreement), or any foreign equivalent.

1.176 “Regulatory Filings” means any application for Marketing Approval, any application for Reimbursement Approval, and any notification or other submission made to or with a Regulatory Authority that is necessary or reasonably desirable to Develop (including to conduct Clinical Trials), use, manufacture, transport, store or Commercialize a particular product for the treatment of human diseases and conditions in a particular country or regulatory jurisdiction, whether made before or after receipt of Marketing Approval in the country or regulatory jurisdiction. The term “Regulatory Filings” shall include all amendments and supplements to any of the foregoing and all proposed labels, labeling, package inserts, monographs and packaging for a Licensed Product in a particular country.

1.177 “Regulatory Role” has the meaning set forth in Section 5.1.

1.178 “Reimbursement Approval” means with respect to a particular Licensed Product and a particular country or regulatory jurisdiction, [***].

1.179 “Relevant Factors” means all factors that are relevant to the Development, manufacture or Commercialization of a product, including its safety and efficacy, product profile, cost to develop, cost and availability of supply, the time required to complete Development, the competitiveness of the marketplace (including the proprietary position and anticipated market share of the product), the patent position with respect to such product (including the ability to obtain or enforce, or have obtained or enforced, such patent rights), the third-party patent landscape relevant to the product, the regulatory structure involved, the likelihood of regulatory approval, the anticipated or actual profitability of the applicable product and other technical, commercial, legal, scientific, regulatory and medical considerations.

1.180 “Remedial Action” has the meaning set forth in Section 5.6.

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1.181 “Research Phase” means for each Licensed Product Candidate the period starting with the establishment of a Development Plan and ending upon Phase II Ready Status for such Licensed Product Candidate.

1.182 “Restrictive Covenants” has the meaning set forth in Section 11.2.2(a).

1.183 “Reversion IP” means any Baxalta Patents, Baxalta Know-How and Joint Patents that (a) come to be Controlled by Baxalta or any of its Affiliates at any time during the Term as a result of activities in connection with this Agreement, (b) are in existence as of the date of termination of this Agreement (in whole or in part) by Precision pursuant to Section 14.2.1, Section 14.2.2 or Section 14.2.3, by Baxalta in accordance with Section 14.2.1 (for any reason other than for the events described in Section 14.3.2(a)), or by Baxalta pursuant to Section 14.2.5 and (c) are reasonably necessary or useful in connection with the Development, manufacture, use or Commercialization of Reversion Products in the Territory.

1.184 “Reversion Patents” has the meaning set forth in Section 14.3.1(a)(i).

1.185 “Reversion Products” means, in the event of termination of this Agreement by Precision in accordance with Section 14.2.1, Section 14.2.2 or Section 14.2.3, by Baxalta in accordance with Section 14.2.1 (for any reason other than for the events described in Section 14.3.2(a)), or by Baxalta in accordance with Section 14.2.5, in each case in its entirety or with respect to one or more Included Targets, (a) any product that (i) was a Licensed Product Candidate or Licensed Product immediately prior to such termination and (ii) is no longer a Licensed Product Candidate or Licensed Product as a result of such termination, and (b) any other engineered human T cells with Chimeric Antigen Receptors Directed to any Target that was an Included Target immediately prior to such termination and is no longer an Included Target as a result of such termination.

1.186 “Royalty Term” has the meaning set forth in Section 8.4.3.

1.187 “Safety Agreement” has the meaning set forth in Section 5.4.

1.188 “Sales Milestone” has the meaning set forth in Section 8.3.3.

1.189 “Sales Report” means, with respect to each Calendar Quarter, a report detailing for such Calendar Quarter, on a on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the amount of Net Sales of the Licensed Products in the Territory, (b) a calculation of the royalty payment due on such Net Sales, and (c) the exchange rates and dates used to convert any amounts to USD, as applicable.

1.190 [***].

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1.191 “Sublicensee” means, with respect to Baxalta, any Third Party to which Baxalta sublicenses all or any portion of the rights granted to it under Section 4.3.

1.192 “Supply Agreement” means a Manufacturing and Supply Agreement between Precision and Baxalta pursuant to which Precision will, by itself or through one or more Third Party CMOs, supply to Baxalta its requirements of clinical trial materials for Phase II Clinical Trials for each of the Licensed Products.

1.193 “Target” means a single unique molecular species that (a) is chemically distinct from other molecules, (b) is an antigenic protein or antigenic glycolipid protein complex that is expressed on or in a human cell (including all epitopes of such antigenic protein or antigenic glycolipid protein complex), and (c) wherein a binding entity derives recognized therapeutic value from binding such molecular species.

1.194 “Target Information Package” has the meaning set forth in Section 2.1.4.

1.195 “Target Proposal Date” has the meaning set forth in Section 2.1.4.

1.196 “Technology Transfer Plan” means, with respect to a given Licensed Product, the mutually-agreed technology transfer plan, timeline, budget and assignment of project managers from both Baxalta and Precision, which shall be developed and agreed upon in good faith by the Parties.

1.197 “Term” has the meaning set forth in Section 14.1.

1.198 “Territory” means worldwide.

1.199 “Third Party” means any Person other than Precision and Baxalta and their respective Affiliates.

1.200 “Third Party License Agreement” means any agreement (including any settlement agreement) entered into after the Effective Date with a Third Party, whereby royalties are to be paid to such Third Party based on the grant of rights under valid Patent Rights Controlled by such Third Party in a country or countries, which Patent Rights are Necessary to Commercialize the Licensed Product free from infringement of such Patent Rights. For purposes of this definition, “Necessary to Commercialize” means, with respect to a particular Licensed Product and Third Party Patent Rights in a particular country or countries, [***]. For clarity, an agreement under which rights are obtained with respect to any Independently Active Therapeutic Ingredient is not a Third Party License Agreement.

1.201 “Threshold Decrease” has the meaning set forth in Section 8.4.4.

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1.202 “Unavailable Target” means a Target that becomes the subject of an agreement entered into by Precision or any of its Affiliates and a Third Party after the Effective Date relating to any Development and/or Commercialization of any products with respect to such Target, for so long as such Target remains the subject of such an agreement.

1.203 “Unavailable Target Information” has the meaning set forth in Section 2.1.3(b).

1.204 “Upfront Fee” has the meaning set forth in Section 8.1.

1.205 “Unselected Candidate” means any Variant that is proposed by Precision to Baxalta in accordance with Section 2.1.4 or Section 2.1.5 and that does not become the subject of a Development Plan upon the completion of the Variant selection processes that are set forth in such Sections.

1.206 “U.S.” or “US” means the United States of America, its territories and possessions.

1.207 “U.S. GAAP” means U.S. Generally Accepted Accounting Principles.

1.208 “USD” means U.S. Dollars.

1.209 “Valid Claim” means (a) a claim of an issued and unexpired patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a pending claim of an unissued patent application that is supported by the specification and that has been pending for no longer than [***] from the earliest claimable priority date.

1.210 “Variant” means a CAR-T Directed to a particular Target, which contains [***].

1.211 “Withholding Taxes” has the meaning set forth in Section 8.5.

ARTICLE II.

DISCOVERY AND DEVELOPMENT

2.1 Selection of Included Targets.

2.1.1 Maximum Number of Included Targets. Baxalta shall have the right to designate up to six (6) Included Targets during the Nomination Period in accordance with this Section 2.1, including the Target (CD19) that is designated as of the Effective Date pursuant to Section 2.1.2. [***]. Any Target is eligible to become an Included Target unless it is an Unavailable Target or a Precision Target. Such designation right includes the right, during the Nomination

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Period, for Baxalta to designate combinations of [***] Included Targets to be a single Included Target (each such combination, a “Combination Target”); provided, however, that (a) a combination of Targets may not be designated as a Combination Target unless (i) [***] the Targets within such combination are also Included Targets on an individual basis, and (ii) each of such Included Targets is not itself a Combination Target, and (b) a Combination Target shall constitute a separate Included Target for all purposes under this Agreement, except that a Combination Target shall not constitute a separate Included Target for purposes of Baxalta’s limit of designating up to six (6) Included Targets.

2.1.2 Initial Included Target. The Parties agree that B-lymphocyte antigen CD19 (“CD19”) is hereby designated, as of the Effective Date, as the initial Included Target. A summary draft Development Plan for CD19 is attached hereto as Exhibit G. No later than [***] days after the Effective Date, Precision shall deliver to Baxalta a full Development Plan for CD19, [***]. As promptly as practicable thereafter (but in no event later than [***] after delivery of such proposed Development Plan), the JSC shall meet to review and approve such Development Plan. The Parties will work together in good faith to ensure that the Development Plan for CD19 has been approved by the JSC by no later than [***] after Precision’s delivery of the full Development Plan for CD19.

2.1.3 Unavailable Targets.

(a) Precision represents and warrants that as of the Effective Date, there are no Unavailable Targets. Except as expressly set forth in this Section 2.1.3, Baxalta shall have no rights with respect to any Unavailable Targets, and Precision and its Affiliates may freely undertake and engage in, including in collaboration with Third Parties, any research, Development, Commercialization or any other activities of any kind in any field with respect to all Unavailable Targets without any obligation to Baxalta. For clarity, without limiting the obligations set forth in Section 2.4, nothing in this Agreement shall be construed to preclude, limit, restrict or otherwise affect any right or ability of Precision or any of its Affiliates to enter into any agreement that would cause any Target that is not an Included Target to become an Unavailable Target at any time.

(b) If any Target becomes an Unavailable Target after the Effective Date, Precision shall submit a complete and accurate list of Unavailable Targets along with a copy of the applicable agreement related to each of such Unavailable Targets, which copies may be submitted in redacted form except to the extent necessary to confirm that such agreement relates to any Development and/or Commercialization of products with respect to such Unavailable Target (the “Unavailable Target Information”), to an independent escrow agent mutually agreed to by the Parties (the “Escrow Agent”), and shall provide the Escrow Agent with updated Unavailable Target Information promptly upon any Target becoming an Unavailable Target or losing its status as an Unavailable Target. The Unavailable Target Information shall be held by the Escrow Agent in confidence. If Precision notifies Baxalta that any Target is an Unavailable Target, the Escrow Agent shall provide confirmation to Baxalta that such Target is an Unavailable Target. The Escrow Agent shall not provide to Baxalta the identity of any other Target that appears on the list of Unavailable Targets or any details regarding any agreement related to any Unavailable Target. Precision represents and warrants that the Unavailable Target Information maintained with the Escrow Agent shall be promptly updated by Precision in order to remain accurate, complete and up-to-date at all times during the Nomination Period.

2.1.4 Nomination of Additional Targets. At any time during the Nomination Period, Baxalta may designate up to (i) [***] additional Targets that are not Unavailable Targets or Precision Targets, or (ii) subject to Section 2.1.1, any number of Combination Targets, as Included Targets in accordance with this Section 2.1.4. Baxalta may Nominate a Target for potential designation as an Included Target by providing Precision with written notice identifying the Target and providing such other information (if any) that it determines may be reasonably

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necessary or useful to Precision for preparing the associated Development Plans (the “Target Information Package”). If Baxalta Nominates pursuant to any provision of this Agreement any Target that is an Unavailable Target as of the date of Nomination by Baxalta, Precision shall promptly, but in no event more than [***] following Nomination, provide Baxalta with written notice that such Target is an Unavailable Target, and shall request confirmation by the Escrow Agent in accordance with Section 2.1.3(b), and such Nomination by Baxalta shall have no further effect. If Baxalta Nominates pursuant to any provision of this Agreement any Target that is a Precision Target as of the date of Nomination by Baxalta, such Nomination by Baxalta shall have no effect. If the Nominated Target is not an Unavailable Target or a Precision Target as of the date of Nomination by Baxalta, Baxalta and Precision will meet to discuss the Target Information Package through a meeting of the JSC, including any technical or other concerns Precision may have with respect to any such Target. Provided that Baxalta desires to move forward with Nomination after such meeting, Precision shall prepare and deliver to the JSC within [***] after the date of such meeting (i) a proposed Development Plan for such Target for review and approval by the JSC, and (ii) a list of Variants that Precision believes in good faith are capable of being generated by Precision via Precision Platform Technology for such Target (the date such proposal and Variant list are delivered, the “Target Proposal Date”). A Target will be deemed an Included Target if (and only if) (x) Baxalta has selected at least one (1) Variant to be the subject of a Development Plan and (y) the Development Plan for such Variant(s) and Target has been approved in writing by the JSC; in each case within [***] after the Target Proposal Date (or any extended period as mutually agreed by the Parties). If Baxalta does not move forward with Nomination or select one or more Variants, or if the JSC does not approve the proposed Development Plan for at least one of the Variants proposed by Precision and selected by Baxalta, the Parties shall discuss same at the following JSC meeting. For the avoidance of doubt, if any Target Nominated by Baxalta, other than any Unavailable Target or Precision Target, fails to become an Included Target through the foregoing process, Baxalta may later re-Nominate such Target, but such Target will not be an Included Target unless the process described in this Section 2.1.4 has been repeated resulting in such Target becoming an Included Target.

2.1.5 Additional Variants for Included Targets.

(a) Proposal of Additional Variants. From time to time during the Term, Precision may notify Baxalta in writing of one or more additional Variants (which may include Unselected Candidates) that Precision believes in good faith are capable of being generated by Precision via Precision Platform Technology for an Included Target (the date such notice is provided, the “Candidate Proposal Date”). If, within [***] after such notification, Baxalta indicates in writing that it is interested in reviewing a proposed Development Plan for such Variant(s), then Precision will prepare a proposed Development Plan that includes such Variant(s) for review and approval by the JSC within [***] after receipt of such indication of interest from Baxalta. Each proposed Variant will be deemed a Licensed Product Candidate for such Included Target if (and only if) a Development Plan that includes such Variant has been approved in writing by the JSC,

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which approval shall be provided within [***] after the Candidate Proposal Date (or any extended period as mutually agreed by the Parties). If (a) Baxalta does not indicate that it is interested in reviewing a proposed Development Plan for any one or more of such Variants within the applicable time period above or (b) the JSC does not approve a Development Plan for any one or more of such Variants within the applicable time period above, such Variants shall thereafter be (or continue to be, as applicable) deemed Unselected Candidates.

(b) Final Proposal of Additional Variants. During any period in which (i) Baxalta does not hold a Commercial License for any one or more Licensed Products Directed to a particular Included Target, and (ii) there is no Licensed Product Candidate Directed to such Included Target that is currently the subject of Development activities under a Development Plan pursuant to Section 2.2, this Section 2.1.5(b) shall apply with respect to proposals of additional Variants for such Included Target in lieu of Section 2.1.5(a). During any such period with respect to a particular Included Target, Precision may notify Baxalta of one or more additional Variants (which may include Unselected Candidates) that Precision believes in good faith are capable of being generated by Precision via Precision Platform Technology for such Included Target and if Baxalta indicates in writing that it is interested in reviewing a proposed Development Plan for such Variant(s), which it must do within [***] after the date of Precision’s notice, Precision shall promptly deliver a proposed Development Plan that includes such Variant(s) for review and approval by the JSC (the later of the expiration of such [***] period or the date such Development Plan(s) are provided, the “Final Candidate Proposal Date”). Each proposed Variant will be deemed a Licensed Product Candidate for such Included Target if (and only if) a Development Plan that includes such Variant has been approved in writing by the JSC, which approval shall be provided within [***] after the Final Candidate Proposal Date (or any extended period as mutually agreed by the Parties). If the JSC does not approve a Development Plan for any one or more of such Variants within such time period above, or if Baxalta does not express interest in any such Variants within the [***] period set forth above, then notwithstanding anything to the contrary in this Agreement, Baxalta shall be deemed to have terminated this Agreement with respect to such Included Target (including all Licensed Product Candidates, Unselected Candidates, and Variants Directed to such Included Target) pursuant to Section 14.2.5.

2.1.6 Extension of the Nomination Period. Baxalta may (in its sole discretion) request to extend the Nomination Period for a single additional term of [***] by providing written notice of such request to Precision; provided, however, that such extension shall only become effective upon mutual written agreement of the Parties (in the Parties’ sole discretion) regarding funding commitments and other terms related to such extension. For clarity, while the Parties will be obligated to discuss the proposed extension in good faith, neither Party shall be obligated to agree to extend the Nomination Period.

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2.2 Development Plans; Development Obligations.

2.2.1 Precision shall, subject to the oversight of the JSC, use Commercially Reasonable Efforts to direct, coordinate, perform and manage the Development of Licensed Product Candidates for each of the Included Targets, in each case in accordance with this Agreement and the applicable Development Plan.

2.2.2 Through the JSC, each Party shall have the right to propose changes to the Development Plans on an ongoing basis as necessary. The JSC shall have the authority to review and approve such changes, provided that each Development Plan shall at all times contain terms that are consistent with this Article II. If the terms of any Development Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

2.2.3 Precision shall be solely responsible for, shall use Commercially Reasonable Efforts to carry out, and shall pay all costs and expenses incurred by Precision in carrying out, Development activities for each Licensed Product Candidate in accordance with the applicable Development Plan (including any fees and associated costs and expenses for Regulatory Filings to be made by Precision pursuant to the Development Plans). Precision may not subcontract any of Precision’s Development obligations (other than to a CMO approved pursuant to Section 6.2) without the JSC’s consent to the subcontracting of such obligations (but which shall not require the JSC’s consent to any particular subcontractors that are not contract research organizations that will conduct Clinical Trials under this Agreement or CMOs), and, if the JSC provides such consent, Precision agrees that any subcontractor (including any contract research organization or CMO) shall be bound by written obligations consistent with those required under Section 11.1.1(a) and written obligations of confidentiality and non-use consistent with this Agreement, and such other provisions to permit Precision to comply with all the terms and conditions of this Agreement. Precision shall remain responsible for compliance with this Agreement and shall be fully responsible for any breach of this Agreement by any of its subcontractors.

2.2.4 Promptly, but in no event more than [***], following receipt of trial phase data for the first Phase I Clinical Trial dose escalation study with respect to any Licensed Product Candidate, Precision shall deliver written notice to the JSC, together with a copy of the relevant data regarding the results of such study (the “Phase I Notice”). The JSC shall promptly (but in any event within [***] after the Phase I Notice) convene a meeting to review and discuss such data with respect to such Licensed Product Candidate and determine (a) whether activities related to the manufacture of Phase II Clinical Trial material for such Licensed Product Candidate should be initiated under the applicable Development Plan, and (b) the amount of such material that will be sufficient to conduct the initial Phase II Clinical Trial with respect to such Licensed Product Candidate. If the JSC does not determine to initiate such activities, then the JSC shall meet to consider whether it is commercially reasonable to continue to seek to achieve Phase II

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Ready Status for such Licensed Product Candidate and, upon a positive determination, develop a plan for such achievement. If the JSC determines that it is not commercially reasonable to continue to seek to achieve Phase II Ready Status for such Licensed Product Candidate, or fails to approve a plan for such achievement within [***] after such meeting of the JSC, then neither Party shall be required nor permitted to conduct any further Development or Commercialization activities under this Agreement with respect to such Licensed Product Candidate.

2.2.5 Promptly, but in no event more than [***] following the achievement of Phase II Ready Status (which may or may not include, for purposes of Precision’s notice as set forth in this sentence, the JSC having identified a pivotal Phase II Clinical Trial dose for the applicable Licensed Product Candidate) with respect to any Licensed Product Candidate, Precision shall deliver written notice to the JSC (the “Development Achievement Notice”), together with a copy of the data package regarding the results of Precision’s research and development program for such Licensed Product Candidate. The JSC shall promptly, but in no event more than [***] following receipt of such notice, convene a meeting to review and discuss such notice and data package with respect to such Licensed Product Candidate and, if not yet identified by the JSC, to identify a pivotal Phase II Clinical Trial dose for such Licensed Product Candidate. Additionally, for [***] following the end of such meeting, Baxalta may request, and Precision shall thereafter provide as promptly as practicable, any additional information that could reasonably be expected to assist Baxalta in determining whether it desires to exercise the Commercial Option for the applicable Licensed Product Candidate in accordance with Section 4.1. If the JSC determines that the Development Achievement Notice was not properly provided, or that it cannot identify a pivotal Phase II Clinical Trial dose for the applicable Licensed Product Candidate based on the available Phase I Clinical Trial data, then the Development Achievement Notice shall be deemed not to have been delivered by Precision. In the event that the JSC determines that it cannot identify a pivotal Phase II Clinical Trial dose for the applicable Licensed Product Candidate based on the available Phase I Clinical Trial data, (a) the JSC shall meet to consider whether it is commercially reasonable to continue to seek to achieve Phase II Ready Status for such Licensed Product Candidate and, upon a positive determination, develop a plan for such achievement and (b) if the JSC determines that it is not commercially reasonable to continue to seek to achieve Phase II Ready Status for such Licensed Product Candidate, or fails to approve a plan for such achievement within [***] after such meeting of the JSC, then neither Party shall be required nor permitted to conduct any further Development or Commercialization activities under this Agreement with respect to such Licensed Product Candidate.

2.2.6 Following the Commercial Option Exercise Date for each Licensed Product Candidate, Baxalta shall be solely responsible for and shall have sole control of, and shall use Commercially Reasonable Efforts to carry out, all further Development activities for such Licensed Product in the Territory, at Baxalta’s sole cost and expense (including any fees and associated costs and expenses for Regulatory Filings made following such exercise). With respect to determinations by Baxalta to discontinue Development activities for a particular Licensed Product in all countries throughout the Territory, Baxalta shall give Precision written notice of such determination within a reasonable period of time, but in any event within [***] after any such determination is made, and upon provision of such notice Baxalta shall be deemed to have terminated this Agreement pursuant to Section 14.2.5 with respect to such Licensed Product.

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2.2.7 Neither Party makes any representation, warranty or guarantee that the Development activities conducted under the Development Plan will be successful or that any particular results will be achieved.

2.3 Development of Unselected Candidates.

2.3.1 Precision and its Affiliates shall be free to Develop Unselected Candidates (but not any other Variant for an Included Target that is not a Licensed Product Candidate) at their own expense, provided that (a) Precision complies with its obligations under the Development Plans, (b) no Unselected Candidate may be the subject of any Clinical Trial unless approved in advance by the JSC, and (c) no Unselected Candidate may be the subject of Development efforts conducted in collaboration with or on behalf of any Third Party without prior approval of the JSC. Precision will deliver written updates to Baxalta no less frequently than quarterly regarding the status of Precision’s Development of any Unselected Candidates, including all reasonably necessary data to allow Baxalta to assess Precision’s progress towards achieving a functional CAR-T Directed to the applicable Included Target with any Unselected Candidate, including details regarding the first in-vivo proof of concept and pre-IND information relating to each such Unselected Candidate. If any Unselected Candidate is approved by the JSC for Clinical Trials, Precision shall provide no less than [***] advance written notice prior to any planned IND filing with respect to such Unselected Candidate. If safety concerns related to the Unselected Candidates arise from such Development activities, Precision must inform Baxalta immediately. Any publication or presentation with respect to Unselected Candidates shall be subject to Section 12.3.

2.3.2 Baxalta may elect to designate any Unselected Candidate as a Licensed Product Candidate for a particular Included Target at any time until the [***] anniversary of the date upon which such Included Target became an Included Target, by notifying Precision in writing that it is interested in reviewing a proposed Development Plan for such Unselected Candidate. In such event, Precision will prepare a proposed Development Plan for such Unselected Candidate for review and approval by the JSC within [***] after receipt of such indication of interest from Baxalta. The Unselected Candidate will be deemed a Licensed Product Candidate for such Included Target if (and only if) a Development Plan for such Unselected Candidate has been approved in writing by the JSC, which approval shall be provided within [***] after such written indication of interest from Baxalta (or any extended period as mutually agreed by the Parties). If such Unselected Candidate becomes a Licensed Product Candidate, and if such Unselected Candidate has previously achieved any Development Milestone(s) [***] prior to

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becoming a Licensed Product Candidate, Precision may immediately invoice Baxalta for such achieved Development Milestone(s), and Baxalta shall make the applicable payment within [***] following receipt of such invoice. If the JSC does not approve a Development Plan for such Unselected Candidate within the applicable time period above, such Unselected Candidate shall remain an Unselected Candidate.

2.3.3 For the avoidance of doubt, the rights set forth in this Section 2.3 shall be subject to Precision’s obligations under the Precision Restrictive Covenants.

2.4 Inactive Targets; Precision Targets.

2.4.1 Inactive Targets. From the Effective Date until the end of the Nomination Period, Precision shall notify Baxalta in writing prior to Precision initiating Development of any CAR-T Directed to any Target that is clinically relevant to oncology and not an Included Target, Unavailable Target or Precision Target (each, an “Inactive Target”); provided that, the JSC must determine that a Target (other than an Unavailable Target or Precision Target) is not clinically relevant to oncology prior to Precision being relieved of any obligations with respect to such Target pursuant to this Section 2.4. For clarity, Precision and its Affiliates may freely undertake and engage in, including in collaboration with Third Parties, any research, Development, Commercialization or any other activities of any kind in any field with respect to Inactive Targets at their own expense without any obligation to Baxalta except as expressly set forth in this Section 2.4.

2.4.2 Nomination of Inactive Targets. At any time during the Nomination Period, Baxalta may Nominate any Inactive Target. In such event, the process set forth in Section 2.1.4 shall commence with respect to the Nomination of such Inactive Target. If an Inactive Target becomes an Included Target as a result of such process, such Inactive Target shall thereafter cease to be an Inactive Target and shall be deemed to be an Included Target, and if any Variant for such Inactive Target has previously achieved any Development Milestone(s) [***] prior to becoming a Licensed Product Candidate, Precision may immediately invoice Baxalta for such achieved Development Milestone(s), and Baxalta shall make the applicable payment within [***] following receipt of such invoice. If such Inactive Target fails to become an Included Target as a result of such process, then such Inactive Target shall continue to be an Inactive Target, subject to the terms of this Agreement.

2.4.3 Updates; Inactive Target Non-Disclosure Period.

(a) During the Nomination Period, Precision will deliver written updates to Baxalta no less frequently than Calendar Quarterly regarding the status of Precision’s Development of any Inactive Targets that are clinically relevant to oncology, including all reasonably necessary data to allow Baxalta to assess Precision’s progress towards achieving a functional CAR-T Directed to the applicable Inactive Target, including details regarding the first in-vivo proof of concept and pre-IND information relating to Variants Directed to each Inactive Target (the “Inactive Target Evaluation Data”).

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(b) Precision will not provide any Inactive Target Evaluation Data to any Third Party in connection with any discussions with or inquiries of a Third Party that, at the time such data would be provided, relate to a transaction that would result in such Inactive Target becoming an Unavailable Target during the Nomination Period, unless Precision has first provided notice to Baxalta of its desire to share such information with such a Third Party, together with a proposed Development Plan and list of Variants that Precision believes in good faith are capable of being generated by Precision via Precision Platform Technology for such Inactive Target, and Baxalta has had at least [***] after such notice and delivery of a proposed Development Plan and list of Variants (the “Inactive Target Non-Disclosure Period”) to determine whether Baxalta desires to Nominate such Inactive Target as an Included Target in accordance with this Agreement.

(c) If Baxalta provides notice Nominating an Inactive Target within the applicable Inactive Target Non-Disclosure Period (which it may do only if it has a bona fide interest in such Inactive Target becoming an Included Target), then the following shall apply with respect to such Nomination in lieu of Section 2.4.2. Such Inactive Target shall be deemed an Included Target if (and only if) (i) Baxalta has selected at least one such Variant to be the subject of the Development Plan for such Inactive Target and (ii) an initial Development Plan including such Variant as a Licensed Product Candidate for such Inactive Target has been approved in writing by the JSC; in each case within the Inactive Target Non-Disclosure Period (or any extended period as mutually agreed by the Parties). If such Inactive Target becomes an Included Target as a result of such process, such Inactive Target shall thereafter cease to be an Inactive Target and shall be deemed to be an Included Target, and if any Variant for such Inactive Target has previously achieved any Development Milestone(s) [***] prior to becoming a Licensed Product Candidate, Precision may immediately invoice Baxalta for such achieved Development Milestone(s), and Baxalta shall make the applicable payment within [***] following receipt of such invoice.

(d) If, prior to the expiration of the applicable Inactive Target Non-Disclosure Period for an Inactive Target, Baxalta does not Nominate such Inactive Target as set forth in Section 2.4.3(c), or if Baxalta Nominates such Inactive Target during the applicable Inactive Target Non-Disclosure Period and such Inactive Target fails to become an Included Target as the result of the process described above, then Precision and its Affiliates shall thereafter be free to share the applicable Inactive Target Evaluation Data for such Inactive Target with any Third Party for a period of [***] directly following the conclusion of the Inactive Target Non-Disclosure Period for such Inactive Target (such [***] period, the “Inactive Target Freeze Period”). During the Inactive Target Freeze Period, (i) Precision’s obligation to share the applicable Inactive Target Evaluation Data with Baxalta under Section 2.4.3(a) with respect to such Inactive Target shall not apply, and (ii) Baxalta shall have no right to Nominate such Inactive Target. Following the conclusion of the Inactive Target Freeze Period, unless such Inactive Target has become an Unavailable Target during such period, Precision’s obligations with respect to such Inactive Target under Section 2.4.3(a) shall resume (including with respect to Inactive Target Evaluation Data generated during the Inactive Target Freeze Period), and Baxalta’s ability to Nominate such Inactive Target shall resume, but Precision’s obligations with respect to such

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Inactive Target under Section 2.4.3(b) shall cease to apply with respect to any Third Party to which the Inactive Target Evaluation Data was disclosed during the applicable Inactive Target Freeze Period or any of such Third Party’s Affiliates.

(e) Precision may, but shall not be required to, commence additional Inactive Target Freeze Periods (including during any current Inactive Target Freeze Period) by providing the notice and opportunity to Nominate the Inactive Target as set forth in Section 2.4.3(b); provided, however, if Precision provides any such notice during the pendency of any Inactive Target Freeze Period for any Inactive Target, Baxalta shall, notwithstanding Section 2.4.3(d), be permitted to Nominate the Target within the [***] Inactive Target Non-Disclosure Period in accordance with Section 2.4.3(c).

(f) Notwithstanding anything to the contrary in this Agreement, if Baxalta Nominates an Inactive Target during the applicable Inactive Target Non-Disclosure Period for such Inactive Target, then regardless of whether or not such Inactive Target becomes an Included Target as a result of the process described above, the number of available Included Targets that may be designated by Baxalta in accordance with this Agreement, as set forth in Section 2.1, shall be reduced by one.

2.4.4 Precision Targets. Precision shall provide no less than [***] advance written notice prior to any planned IND filing by Precision with respect to any Variant Directed to an Inactive Target. If Baxalta does not Nominate such Inactive Target in accordance with Section 2.4.2 within [***] after the date of such notice, or thereafter such Inactive Target fails to become an Included Target as a result of the process initiated by such Nomination, such Inactive Target shall thereafter cease to be an Inactive Target and shall be deemed to be a “Precision Target”. Precision and its Affiliates may freely undertake and engage in, including in collaboration with Third Parties, any research, Development, Commercialization or any other activities of any kind in any field with respect to all Precision Targets with no further obligation to Baxalta.

2.5 Development Licenses.

2.5.1 Subject to the terms and conditions of this Agreement, Precision hereby grants to Baxalta a non-exclusive, royalty-free, non-transferable (except in accordance with Section 17.1), non-sublicensable license under the Precision Patents and Precision Know-How, solely to conduct Baxalta’s activities set forth in the applicable Development Plans or as contemplated pursuant to Section 16.2 or 16.3 (if applicable) with respect to the Licensed Product Candidates and to otherwise conduct internal research and Development relating to Licensed Product Candidates.

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2.5.2 Subject to the terms and conditions of this Agreement, Baxalta hereby grants to Precision a non-exclusive, royalty-free, non-transferable (except in accordance with Section 17.1), non-sublicensable license under the Baxalta Patents and Baxalta Know-How, solely to conduct Precision’s activities set forth in the applicable Development Plans or the Supply Agreement with respect to the Licensed Product Candidates and Licensed Products, to otherwise conduct internal research and Development relating to Licensed Product Candidates as expressly permitted pursuant to this Agreement, and to comply with all other obligations of Precision under this Agreement.

2.5.3 Each Party is permitted to exercise its rights and perform its obligations under the licenses set forth in this Section 2.5, by itself or through the engagement of any of its Affiliates without the prior written consent of the other Party.

2.6 Isolex Co-Development.

2.6.1 If the JSC determines that it is desirable to use the Isolex Platform Technology for clinical and/or commercial-scale manufacturing of one or more Licensed Product Candidates or Licensed Products, then:

(a) Baxalta agrees to grant and hereby grants to Precision a non-exclusive, royalty-free, non-transferable (except in accordance with Section 17.1), non-sublicensable license under the Isolex Platform Patents and related Know-How Controlled by Baxalta that is necessary or useful to practice and further develop the Isolex Platform Technology for CAR-T manufacturing, solely to conduct Precision’s activities set forth in the applicable Development Plans or the Supply Agreement with respect to the Licensed Product Candidates and Licensed Products, to otherwise conduct internal research and Development relating to Licensed Product Candidates as expressly permitted pursuant to this Agreement, and to comply with all other obligations of Precision under this Agreement; and

(b) The Parties shall use Commercially Reasonable Efforts to enter into an agreement pursuant to which the Parties will use Commercially Reasonable Efforts to co-develop the Isolex Platform Technology for commercial-scale manufacturing, which agreement shall include the right for Precision to use the Isolex Platform Technology for its own products and services on commercially reasonable terms and shall otherwise be mutually agreed between the Parties within [***] after such determination by the JSC.

(c) [***]

2.7 Know-How Database. The Parties will establish and maintain a Know-How database to identify the Precision Know-How provided to Baxalta in connection with this Agreement as well as any Baxalta Know-How provided to Precision by Baxalta in connection with this Agreement.

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ARTICLE III.

GOVERNANCE

3.1 Joint Steering Committee.

3.1.1 Establishment; Responsibility and Authority. Within [***] after the Effective Date, the Parties will establish a joint steering committee to oversee the planning and execution of the activities under the Development Plans (the “JSC”). The JSC’s responsibilities shall include the following:

(a) reviewing and approving the Development Plan, and overseeing and evaluating implementation of the Development Plan, with respect to each Included Target, including monitoring progress of preclinical and clinical studies of the Licensed Product Candidates and Licensed Products and otherwise monitoring compliance with the Development Plan;

(b) proposing, reviewing and approving amendments to, including implementing all agreed upon extensions or delays, the Development Plan;

(c) reviewing, commenting on and approving all Regulatory Filings and other regulatory submissions and all material correspondence with Regulatory Authorities occurring prior to the Commercial Option Exercise Date;

(d) overseeing development of the Isolex Platform Technology in relation to Licensed Product Candidates and Licensed Products (as applicable);

(e) determining in accordance with Section 2.2.4 whether any activities related to the manufacture of Phase II Clinical Trial material for any Licensed Product Candidate should be initiated under the applicable Development Plan and establishing the amount of such material that will be sufficient to conduct the initial Phase II Clinical Trial with respect to any such Licensed Product Candidate;

(f) reviewing and discussing the Development Achievement Notices provided by Precision pursuant to Section 2.2.5 and identifying a pivotal Phase II Clinical Trial dose for each Licensed Product Candidate;

(g) overseeing manufacture and supply of pre-clinical and clinical trial materials necessary for Development of Licensed Product Candidates through Phase II Ready Batch Success by Precision or its CMO(s) and reviewing and approving all Changes to the manufacturing process for clinical trial materials manufactured by Precision or its CMO(s);

(h) reviewing and approving the protocols of all preclinical and Clinical Trials for the Licensed Product Candidates planned prior to the Commercial Option Exercise Date;

(i) reviewing, commenting on and approving all publication strategy (in accordance with Section 12.3) with respect to each Licensed Product and Licensed Product Candidate prior to the Commercial Option Exercise Date;

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(j) evaluating and establishing the patent prosecution and maintenance strategy together with appropriate legal counsel for each Party in accordance with Article IX;

(k) overseeing any technology transfers required pursuant to this Agreement, and addressing any intellectual property or technology related issues, including issues under Article IX;

(l) attempting to resolve disputes arising under this Agreement among the Parties, the Alliance Managers or any project teams of the Parties (provided, that for clarity, the JSC shall not have authority to amend this Agreement or to resolve any disputes between the Parties regarding whether a Party has fulfilled or breached this Agreement, and such disputes shall instead be resolved pursuant to Article XV); and

(m) performing such other tasks and undertaking such other responsibilities as designated to it under this Agreement or the Development Plans.

3.1.2 Composition; Voting. Within [***] after the Effective Date, each Party shall appoint three (3) employees or consultants to serve on the JSC, each of which shall have such expertise as is appropriate to the activities of the JSC. Each Party may replace its JSC representatives by written notice to the other Party. Each Party shall have one (1) vote on all matters and decisions that are within the responsibility of the JSC, regardless of the number of such Party’s representatives on the JSC, and any decision or other action by the JSC may only be made by unanimous consensus of the Parties. The members of the JSC will use good faith efforts to reach unanimous consensus on all decisions and other actions that are within the responsibility of the JSC.

3.1.3 Co-Chairpersons. Each Party shall designate one of its JSC representatives to serve as co-chairperson. The co-chairpersons shall be jointly responsible for calling meetings and shall be jointly responsible for setting the agenda (which shall include a list of all participants expected at a meeting). The co-chairpersons shall alternate responsibility for circulating such agenda at least [***] prior to each meeting and distributing minutes of the meetings pursuant to Section 3.1.5 within [***] following such meeting, but will not otherwise have any greater power (including voting power) or authority than any other member of the JSC.

3.1.4 Meetings. The JSC shall, after appointment of its initial members, meet at least once every Calendar Quarter at times mutually agreed upon by the Parties, and at least two (2) of such meetings each year shall be held in person. The location of the meetings of the JSC to be held in person shall be agreed upon by the Parties (with the intent that it should alternate between the Parties’ respective headquarters locations or be held at the time and sites of major medical conferences attended by both Parties). Additionally, either Party may call a special meeting of the JSC upon written notice to the other (and which meeting shall be scheduled promptly at mutually agreeable times) (a) to make any determination under this Agreement that cannot reasonably be postponed until the next scheduled JSC meeting, (b) for the purpose of

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resolving disputes in connection with, or for the purpose of reviewing or making a decision pertaining to, any material matter within the purview of the JSC, the examination or resolution of which cannot reasonably be postponed until the next scheduled JSC meeting or (c) as reasonably necessary to review other matters occurring between JSC meetings. Each such special meeting of the JSC shall be convened at such time as may be mutually agreed upon by the Parties, but in any event shall be held within [***] after delivery of the written notice described in the immediately preceding sentence. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JSC. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. Each Party shall bear all the expenses of its representatives on the JSC. Either Party may invite personnel or consultants of the Parties (other than the members of the JSC) having applicable expertise to participate in discussions of the JSC from time to time as appropriate to assist in the activities of the JSC; provided, that neither Party’s legal counsel may attend a JSC meeting without prior notice to the other Party reasonably sufficient to allow the other Party’s legal counsel to attend or to expressly waive attendance, and any such non-member shall be (x) bound by confidentiality and non-use obligations equivalent in scope to those set forth in ARTICLE XII of this Agreement and (y) under a written obligation to assign to the Party inviting such non-member any inventions of such non-member in the course of or as a result of attending any such meeting.

3.1.5 Minutes. The minutes of each JSC meeting shall be distributed to the members within [***] after the completion of the relevant meeting and shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JSC. Minutes of each JSC meeting shall be approved or disapproved, and revised as necessary, within [***] after the applicable JSC meeting and shall be considered Confidential Information of both Parties.

3.1.6 Matter Resolution; Escalation.

(a) The Alliance Managers shall use good faith efforts to mediate potential disagreements between the Parties regarding the Development Plans with the goal of resolving such disagreements without requiring escalation. If the Alliance Managers are unable to reach resolution on an issue for which the JSC has responsibility hereunder, the issue will be escalated to the JSC for review.

(b) If the JSC is unable to reach unanimous consensus on a particular issue for which the JSC has responsibility hereunder within [***] after such issue is first presented to the JSC, such issue shall be referred to an executive officer of each Party or their designees selected for such purpose and authorized to resolve the issue and notified to other Party (the “Executive Officers”) for resolution. Each Party shall use good faith efforts to resolve issues as promptly as practicable and at the lowest level possible within the governance structure established by this Article III and, notwithstanding the escalation procedures set forth herein, to limit any such escalations.

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(c) If the Executive Officers are unable to resolve a particular issue referred to them pursuant to Section 3.1.6(b) within [***] after such issue is referred to them, then such issue shall be finally resolved pursuant to the dispute resolution provisions set forth in Article XV.

(d) For the avoidance of doubt, other than amendments of the Development Plan in accordance with Section 2.2.2, the JSC shall not have the power to amend or waive compliance with this Agreement, determine any such issue in a manner that would conflict with the express terms and conditions of this Agreement, require any Party to perform any act that is inconsistent with applicable Law or, without the consent of the affected Party, to materially increase or reduce the obligations of the Parties under this Agreement.

3.1.7 Limitations on JSC Responsibility after the Commercial Option Exercise Date; Annual Reports.

(a) With respect to each Licensed Product for which Precision has not exercised the CDCP Option, from and after the Commercial Option Exercise Date with respect to such Licensed Product Candidate, the JSC’s responsibility with respect to the corresponding Licensed Product shall be limited as follows: (i) the JSC will not have any decision making or oversight rights with respect to such Licensed Product; and (ii) the JSC’s role shall be limited to reviewing and discussing reports provided by Baxalta as set forth in the following sentence. On an annual basis, Baxalta will be obligated to (x) deliver to Precision a report describing the status of the Development and Commercialization efforts with respect to such Licensed Product, for informational purposes only (but sufficient to establish Baxalta’s compliance with its Development and Commercialization obligations under this Agreement and for Precision to comply with its disclosure obligations (if any) under any Law applicable to the public sale of securities or status as a public or listed company, provided that Precision has provided Baxalta a written request describing the type of information it needs in order to fulfill such disclosure obligations), and (y) upon Precision’s request, meet with Precision through the JSC to discuss such report. In addition, within [***] after Baxalta’s completion of any Phase II Clinical Trial with respect to a particular Licensed Product, Baxalta shall notify Precision of Baxalta’s determination of whether such Licensed Product has an acceptable safety profile to proceed to Phase III Clinical Trials.

(b) With respect to each Licensed Product for which Precision has exercised the CDCP Option, a separate joint co-development and co-promotion committee will be established for each such Licensed Product to oversee clinical Development, manufacturing, registration, Commercialization and marketing in the U.S. pursuant to the CDCP Agreement, and the JSC under this Agreement will have no role with respect to any such Licensed Product.

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3.2 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”). The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder and shall be responsible for progressing the alliance activities, otherwise facilitating communication and being the first line of dispute resolution. The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 17.5. Each Party shall provide its Alliance Manager with sufficient resources for the Alliance Manager to perform his or her role under this Agreement.

ARTICLE IV.

COMMERCIAL OPTIONS; LICENSES

4.1 Commercial Option.

4.1.1 Commercial Option Exercise Period. With respect to each Licensed Product Candidate Directed to a particular Included Target, subject to the terms and conditions of this Agreement, Precision hereby grants to Baxalta an exclusive option to obtain a Commercial License for such Licensed Product Candidate (the “Commercial Option”). Baxalta will be allowed to (but will not be obligated to) provide notice that it desires to exercise its Commercial Option, on a Licensed Product Candidate-by-Licensed Product Candidate basis, for each Licensed Product Candidate Directed to a particular Included Target at any time during the period beginning on the date on which Precision provides the Development Achievement Notice for such Licensed Product Candidate and ending [***] (such period, the “Commercial Option Exercise Period”).

4.1.2 Commercial Option Exercise. Baxalta may begin the process for exercising the Commercial Option by providing written notice to Precision during the Commercial Option Exercise Period indicating its intent to exercise its Commercial Option with respect to the applicable Licensed Product Candidate (the “Commercial Option Exercise Notice”). Upon provision of the Commercial Option Exercise Notice with respect to a particular Licensed Product Candidate, (a) Precision will promptly initiate or continue, as applicable (at Precision’s sole cost and expense) manufacturing and quality testing of a Phase II Ready Batch of such Licensed Product Candidate and (b) if Antitrust Clearance is required, the Parties will comply with their obligations under Section 17.17. The Commercial Option with respect to a Licensed Product Candidate shall be deemed exercised on the Commercial Option Exercise Date, and such Licensed Product Candidate shall thereafter be a Licensed Product. Notwithstanding anything to the contrary set forth in this Agreement, if Antitrust Clearance is required for the exercise of any Commercial Option and is not obtained within [***] following delivery of the Commercial Option Exercise Notice, the Commercial Option Exercise Period for the applicable Licensed Product Candidate will be deemed to have occurred without issuance of a Commercial Option Exercise Notice, and shall be treated in accordance with Section 4.1.4.

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4.1.3 Batch Failure. If Precision is unable to achieve Phase II Ready Batch Success within [***] after the date of the Commercial Option Exercise Notice with respect to a Licensed Product Candidate, then the JSC shall meet to consider (a) whether Phase II Ready Batch Success can be achieved, (b) whether it is commercially reasonable to continue to seek to achieve Phase II Ready Batch Success and, (c) upon positive determination of (a) and (b), to develop a plan for such achievement (the “Batch Success Achievement Plan”). Following receipt of the Batch Success Achievement Plan from the JSC, Precision will use Commercially Reasonable Efforts to perform the activities set forth in such plan as promptly as practicable. If, subsequent to the performance of the activities set forth in the Batch Success Achievement Plan, Phase II Ready Batch Success has not been achieved, the JSC shall meet to discuss the considerations set forth in clauses (a) through (c) above, and any further obligations of Precision in relation to manufacturing and quality testing of the Phase II Ready Batch shall be subject to the JSC’s approval of an additional Batch Success Achievement Plan.

4.1.4 Effect of Failure to Deliver Commercial Option Exercise Notice. If Precision provides a Development Achievement Notice for a Licensed Product Candidate Directed to a particular Included Target and Baxalta does not provide a Commercial Option Exercise Notice with respect to such Licensed Product Candidate during the applicable Commercial Option Exercise Period, then:

(a) during any period in which (i) Baxalta holds a Commercial License for any one or more Licensed Products Directed to such Included Target, or (ii) a different Licensed Product Candidate Directed to such Included Target is currently the subject of Development activities under a Development Plan pursuant to Section 2.2, then, subject to Section 4.1.4(b), upon the first date following the expiration of such Commercial Option Exercise Period, neither Party shall be required nor permitted to conduct any further Development or Commercialization activities under this Agreement with respect to the Licensed Product Candidate for which Precision provided the Development Achievement Notice; and

(b) during any period in which (i) Baxalta does not hold a Commercial License for any one or more Licensed Products Directed to such Included Target, and (ii) there is no Licensed Product Candidate Directed to such Included Target that is currently the subject of Development activities under a Development Plan pursuant to Section 2.2, then Precision shall notify Baxalta of remaining Variants (which may include Unselected Candidates), if any, that Precision believes in good faith are capable of being generated by Precision via Precision Platform Technology for such Included Target in accordance with Section 2.1.5(b). If (x) (i) the JSC determines that no such Variants exist, or (ii) the JSC does not approve a Development Plan for any one or more of such Variants for which Baxalta has expressed interest in accordance with the process set forth in Section 2.1.5(b) within [***] after the Final Candidate Proposal Date, and (y) Baxalta does not provide a Commercial Option Exercise Notice with respect to any other Licensed Product Candidate Directed to such Included Target (which may include a Licensed Product Candidate for which Baxalta has previously declined to timely provide a Commercial Option

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Exercise Notice) within [***] after the Final Candidate Proposal Date, then notwithstanding anything to the contrary in this Agreement, Baxalta shall be deemed to have terminated this Agreement with respect to such Included Target (including all Licensed Product Candidates, Unselected Candidates, and Variants Directed to such Included Target) pursuant to Section 14.2.5.

4.2 Development Transfer. With respect to a particular Licensed Product, as promptly as practicable following the Commercial Option Exercise Date for such Licensed Product, Precision shall deliver to Baxalta a copy of all Precision Know-How then existing that relates to such Licensed Product, and a description of the status of the Development efforts to date for such Licensed Product.

4.3 Licenses to Baxalta. Effective immediately upon the Commercial Option Exercise Date for a particular Licensed Product Candidate in accordance with Section 4.1 (or if applicable, Section 14.3.2(b), Section 14.3.2(c), Section 16.2.4, or Section 16.3.4) subject to the terms and conditions of this Agreement, Precision hereby grants to Baxalta the following licenses:

4.3.1 Precision hereby grants to Baxalta an exclusive (even as to Precision except as set forth in Section 4.3.3), royalty-bearing (in accordance with Section 8.4), transferable (in accordance with Section 17.1), sub-licensable (in accordance with Section 4.4) right and license under the Precision Patents and Precision Know-How, in each case to make, have made, use, sell, offer for sale, import and otherwise Develop and Commercialize such Licensed Product with respect to the applicable Included Target in the Field in the Territory, in each case alone or in combination with other products or therapies (with respect to each such Licensed Product and Included Target, for so long as such license remains in effect during the Term, a “Commercial License”). For clarity, the foregoing license does not include any rights under the Precision Platform Patents or Precision Platform Technology or any rights with respect to other products or therapies with which a Licensed Product may be combined.

4.3.2 Precision hereby grants to Baxalta a non-exclusive, royalty-bearing (in accordance with Section 8.4), transferable (in accordance with Section 17.1), sub-licensable (in accordance with Section 4.4) right and license under the Precision Platform Patents solely to the extent necessary to permit Baxalta’s conduct of the activities licensed to Baxalta under the Precision Patents and Precision Know-How under Section 4.3.1 with respect to such Licensed Product.

4.3.3 Notwithstanding the exclusive licenses set forth in Section 4.3.1, and subject to the terms and conditions of this Agreement (including the Precision Restrictive Covenants), Precision and its Affiliates shall retain the right under the Precision Patents and Precision Know-How to: (a) practice the Precision Patents and Precision Know-How to exercise its rights and perform its obligations under this Agreement; (b) conduct research related to the Precision Platform Technology; and (c) practice and license Precision Patents and Precision Know-How outside the scope of the licenses granted to Baxalta under Section 4.3.1.

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4.4    Sublicenses.

4.4.1 Baxalta may exercise its rights and perform its obligations under this Agreement by itself or through the engagement of any of its Affiliates without Precision’s prior written consent.

4.4.2 Baxalta may grant sublicenses of the rights granted to it under Section 4.3 to one or more Third Parties without Precision’s prior written consent [***]. Notwithstanding the foregoing, Baxalta may not grant a sublicense to any potential Sublicensee if such potential Sublicensee, its Affiliates or its or their respective Agents (a) has ever been debarred or is subject to debarment or, to Baxalta’s knowledge after reasonable inquiry, convicted of a crime for which a Person could be debarred before a Regulatory Authority under applicable Laws, or (b) to such Baxalta’s knowledge after reasonable inquiry, has ever been under indictment for a crime for which a Person could be debarred under such Laws.

4.4.3 Baxalta shall remain responsible for all of its obligations under this Agreement that have been delegated, subcontracted or sublicensed to any of its Affiliates, Sublicensees or subcontractors. All such delegation, subcontracting and sublicensing shall be established by written agreements consistent with the terms and conditions of this Agreement in all material respects (including without limitation written obligations consistent with those required under Section 11.1.1(a) and written obligations of confidentiality and non-use consistent with this Agreement), and Baxalta shall be fully responsible for any breach of this Agreement by any of its Affiliates, Sublicensees or subcontractors. In addition, each sublicense granted under any one or more of the Precision Patents and/or Precision Platform Patents must grant the same scope of rights under each such Patent that is included in such sublicense grant.

4.5 No Other Licenses. Neither Party grants to the other Party any rights, licenses or covenants in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement. Without limiting the foregoing, and except for the limited rights set forth in Section 16.2.2 or Section 16.3.2, if applicable, nothing in this Agreement shall be deemed to grant Baxalta any right to access or receive any Precision Platform Technology or to design, Develop or manufacture any genome engineering tools, or any precursor, intermediate or construct, within the Precision Platform Technology. Baxalta acknowledges and agrees that rights under certain Precision Patents and Precision Platform Patents are licensed to Precision by Cellectis S.A. (the “Cellectis Patents”) under that certain Patent Cross-License Agreement between Cellectis S.A. and Precision dated January 23, 2014 (the “Cellectis Agreement”), and, notwithstanding any exclusive license granted to Baxalta under this Agreement, (a) Cellectis S.A. retains rights under the Cellectis Patents and is not restricted from granting rights to Third Parties under the Cellectis Patents, (b) any licenses and rights granted by Precision to Baxalta under the Cellectis Patents are granted only within the permissible scope of sublicenses granted under the Cellectis Agreement, and (c) pursuant to the Cellectis Agreement, Cellectis S.A. retains non-exclusive rights under certain Precision Patents and Precision Platform Patents identified in the Cellectis Agreement, which may be further sublicensed by Cellectis S.A. without Precision control or consent. Baxalta acknowledges and

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agrees that any exercise of any right by Cellectis S.A, or by any Third Party through Cellectis S.A, under the Cellectis Agreement shall not constitute a breach of this Agreement by Precision. Each Party shall not, and shall not permit any of its Affiliates or sublicensees to, practice any Patent Rights or Know-How licensed to it by the other Party outside the scope of the license granted to it under this Agreement.

ARTICLE V.

REGULATORY MATTERS

5.1 Regulatory Roles. The Parties shall have responsibility for the following activities with respect to Regulatory Filings for each Licensed Product Candidate or Licensed Product, as applicable (each Party’s activities, its “Regulatory Role”):

5.1.1 With respect to each Licensed Product Candidate, Precision shall (subject to the oversight of the JSC, as provided in Section 3.1.1) prepare and file all Regulatory Filings (including an IND) for such Licensed Product Candidate that are to be filed at or prior to Phase II Ready Status for such Licensed Product Candidate pursuant to the applicable Development Plan, in each case in the name of Precision, and shall prepare and file all amendments to such Regulatory Filings that are required by applicable Regulatory Authorities or that are otherwise necessary to comply with applicable Laws. Without limiting the foregoing, Precision shall be responsible for attendance at all meetings (whether occurring in person or by telephone or other remote means) with applicable Regulatory Authorities with respect to each such Licensed Product Candidate; provided that Precision, where permitted by applicable Law, shall permit or may require Baxalta to designate up to two (2) Baxalta employees to attend such meetings. As promptly as practicable following and, in any event, unless prohibited by applicable regulations, within [***] following, the Commercial Option Exercise Date for a particular Licensed Product Candidate, Precision shall transfer and, if applicable, assign to Baxalta all clinical trial exemptions, all Regulatory Filings (including the IND file and supporting master files) and worldwide sponsorship for such Licensed Product Candidate, and will provide a copy of all related regulatory documents and regulatory information (including clinical, safety/pharmacovigilance and other data) in Precision’s Control, including all communications with Regulatory Authorities, source documentation, analysis files, source program files, validation reports, study reports, Clinical Trial raw data sets (including all collected raw data, including, for example CRF data and lab data) in electronic form (or, if not available electronically, in paper form), study submission data sets in submission-ready electronic form, study documentation and all other documents and data reasonably necessary for Regulatory Filings, in each case regarding such Licensed Product Candidate; provided, that all such data, documents and other information, including the design history file (DHF) established to support such Licensed Product Candidate as required for any Regulatory Filings, shall be transferred to Baxalta using a mutually acceptable secure and validated transfer method; provided, further, that Precision shall be entitled to retain copies of any or all of the foregoing.

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5.1.2 Following the Commercial Option Exercise Date for each Licensed Product Candidate, Baxalta shall, at Baxalta’s sole cost and expense, be solely responsible for and, without limiting Baxalta’s obligations under Section 2.2.6, have sole control of all clinical, nonclinical and quality studies, creation of the Global Dossier and all regulatory matters (including ownership of all Regulatory Filings and all correspondence with Regulatory Authorities) for such Licensed Product, and shall use Commercially Reasonable Efforts to prepare and file all Regulatory Filings necessary to obtain Marketing Approvals and Reimbursement Approvals, and thereafter maintain such Marketing Approvals and Reimbursement Approvals, throughout the Territory in the name of Baxalta with respect to such Licensed Product. Baxalta shall own and be the license holder for all Marketing Approvals and Reimbursement Approvals for the Licensed Products and shall be responsible for complying with all requirements of Regulatory Authorities in the Territory after the Commercial Option Exercise Date.

5.1.3 Each Party shall bear its own costs and expenses for effecting its respective Regulatory Role.

5.2 Cooperation; Effort. Each Party will, at its sole cost and expense, cooperate with the other Party in providing technical regulatory expertise for assistance in developing the submission strategy for Regulatory Filings and defining technical content and will provide reasonable support to the other Party to ensure timely Regulatory Filings and other regulatory submissions reasonably necessary to obtain Marketing Approvals and Reimbursement Approvals, and any post-Marketing Approval or post-Reimbursement Approval Regulatory Filings or other regulatory submissions, in each case for each Licensed Product Candidate or Licensed Product, as applicable. Additionally, Precision shall provide to Baxalta, as promptly as practicable following Baxalta’s request and at Baxalta’s sole cost and expense, such assistance, cooperation and input (including documents and data) reasonably necessary for Baxalta to obtain Marketing Approvals and Reimbursement Approvals, together with any post-Marketing Approval or post-Reimbursement Approval Regulatory Filings or other regulatory submissions, in each case with respect to each Licensed Product, including information, data and documents reasonably necessary for Baxalta’s creation of the Global Dossier. Baxalta shall designate a global regulatory affairs representative and Precision shall invite such representative to attend any substantive in-person or other meetings (including telephonic meetings) with Regulatory Authorities associated with Precision’s Regulatory Role. Through the JSC, Baxalta shall have the right to review the content of all Regulatory Filings for each Licensed Product Candidate that are prepared or filed by Precision, and Precision agrees to consider in good faith Baxalta’s comments with respect to each such Regulatory Filing; provided, that Precision shall provide such proposed Regulatory Filings to the members of the JSC at least [***] prior to filing such Regulatory Filings, together with the proposed filing date.

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5.3 Right of Reference. Each Party hereby grants to the other Party a “Right of Reference”, as that term is defined in 21 C.F.R. § 314.3(b), to any data Controlled by such Party or its Affiliates (a) that relates to the Licensed Product Candidates or Licensed Products and (b) that each Party reasonably believes may be necessary or useful to the Development, manufacture or Commercialization of any Licensed Product Candidate or Licensed Product pursuant to this Agreement, and each Party will provide a signed statement to the foregoing effect, if so requested by the other Party in accordance with 21 C.F.R. § 314.50(g)(3).

5.4 Adverse Event Reporting. Promptly after the transfer by Precision to Baxalta of the Regulatory Filings with respect to a Licensed Product, Baxalta and Precision shall discuss in good faith whether their respective activities would require them to enter into a pharmacovigilance and adverse event reporting agreement setting forth the worldwide pharmacovigilance procedures for Baxalta and Precision with respect to the Licensed Product, such as safety data sharing, adverse event reporting and prescription events monitoring (the “Safety Agreement”). If Baxalta and Precision agree that a Safety Agreement is necessary or otherwise advisable, the Parties will work together in good faith to execute a Safety Agreement for such Licensed Product no later than [***] after transfer by Precision to Baxalta of the Regulatory Filings with respect to the applicable Licensed Product, provided that the procedures set forth in such agreement shall be in accordance with, and enable the Parties to fulfill, local and national regulatory reporting obligations under applicable Laws. In any event, Baxalta shall maintain the global adverse event database for each Licensed Product in the Territory at its cost and shall be responsible for adverse event reporting in accordance with applicable Laws related to the Licensed Product to the applicable Regulatory Authorities in the Territory, as well as responding to safety issues and to all requests of Regulatory Authorities related to the Licensed Products in the Territory. Each Party hereby agrees to comply with its respective obligations under each Safety Agreement and to cause its Affiliates and sublicensees to comply with such obligations.

5.5 Notification of Threatened Action. Each Party shall promptly notify the other Party of any information it receives regarding any threatened or pending action, inspection or communication by any Regulatory Authority, which such Party believes is reasonably likely to have a material adverse effect on any rights or licenses granted in this Agreement, including as may affect the claims of any Licensed Product Candidate or Licensed Product or the continued marketing of any Licensed Product. Upon receipt of such information, Baxalta and Precision shall consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action; however, Baxalta shall have final decision making authority with respect to any such action related to Licensed Product Candidates or Licensed Products. Baxalta shall have the right to determine whether or not to continue the marketing of any Licensed Product in the Field in any jurisdiction based on communications by Regulatory Authorities.

5.6 Remedial Actions. Each Party shall notify the other Party promptly, and promptly confirm such notice in writing, if it obtains information indicating that any Licensed Product Candidate or Licensed Product may be subject to any recall, corrective action or other regulatory action with respect to such Licensed Product Candidate or Licensed Product in the Field taken by virtue of applicable Laws (a “Remedial Action”). The Parties shall assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party shall, and shall ensure that its Affiliates and sublicensees will,

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maintain adequate records to permit the Parties to trace the manufacture of each Licensed Product Candidate and Licensed Product and the distribution and use of each Licensed Product Candidate and Licensed Product. Precision shall have sole discretion with respect to any matters relating to any Remedial Action directed towards any Licensed Product Candidate, including the decision to commence such Remedial Action and the control over such Remedial Action, at its sole cost and expense. Baxalta shall have sole discretion with respect to any matters relating to any Remedial Action directed towards any Licensed Product, including the decision to commence such Remedial Action and the control over such Remedial Action, at its sole cost and expense.

ARTICLE VI.

MANUFACTURING AND SUPPLY

6.1 Manufacturing and Supply Roles. The Parties shall have responsibility for the following activities with respect to manufacture and supply of each Licensed Product Candidate or Licensed Product, as applicable (each Party’s activities, its “Manufacturing and Supply Role”):

6.1.1 With respect to each Licensed Product Candidate, Precision shall be solely responsible (subject to the oversight of the JSC), by itself or through one or more CMOs approved as set forth in Section 6.2, to use Commercially Reasonable Efforts to manufacture and supply pre-clinical and clinical trial materials necessary for Development of such Licensed Product Candidate through Phase II Ready Batch Success, including, as applicable, the Phase II Ready Batch.

6.1.2 With respect to each Licensed Product, Baxalta shall be solely responsible, by itself or through one or more CMOs, to use Commercially Reasonable Efforts to (a) manufacture and supply such Licensed Product for Development use after the Phase II Ready Batch and (b) manufacture and supply such Licensed Product for Commercialization, in each case for use in the Field in the Territory.

6.1.3 Following the Commercial Option Exercise Date for a Licensed Product Candidate, at such time as Baxalta notifies Precision in writing that Baxalta will initiate the manufacture of clinical or commercial supply of any Licensed Product itself or will engage a CMO to conduct such manufacture and supply pursuant to Baxalta’s obligations under Section 6.1.2, Precision shall, at Baxalta’s cost and expense, use Commercially Reasonable Efforts to perform a technology transfer of Precision’s (or its CMOs’) manufacturing process for the corresponding Licensed Product to Baxalta (or its designated Affiliate or CMO) pursuant to the applicable Technology Transfer Plan for such Licensed Product. Promptly following such written notice from Baxalta, the Parties shall establish the Technology Transfer Plan for the applicable Licensed Product, for the purpose of enabling technology transfer of Precision Know-How sufficient to allow Baxalta (or its Affiliates or CMOs) to manufacture and supply the Licensed Product for further Development and Commercialization of such Licensed Product. Baxalta shall pay Precision (or its Affiliates or CMOs) the Hourly Rate with respect to technical support provided for each hour of activities undertaken pursuant to the applicable Technology Transfer Plan. For

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purposes of this Section 6.1.3, the “Hourly Rate” means [***]. Such technology transfer shall be subject to reasonable and appropriate restrictions on use and disclosure of Precision Know-How, including appropriate confidentiality agreements between Precision and any Third Party that is involved. Any representatives of Baxalta or its Affiliate or CMO, while present at Precision’s facilities, shall comply with all terms and conditions of this Agreement and such rules, regulation, policies and procedures as are from time to time applicable to Precision’s employees and such other reasonable requests as Precision may make from time to time. Without limiting the foregoing, Precision may isolate or require such representatives to abide by firewalls or other protective procedures designed to protect the confidential and proprietary information of Precision and Third Parties to which Baxalta does not have access rights under this Agreement. Baxalta shall be responsible for all activities of such representatives under this Agreement. In no event shall Precision be required to disclose or make available any Precision Platform Technology. The Parties acknowledge and agree that Baxalta or its CMO(s) shall hold all manufacturing licenses with applicable Regulatory Authorities for the Licensed Products and shall be solely responsible through itself or one or more CMOs for such manufacture.

6.1.4 Except to the extent otherwise expressly provided in Section 6.1.3, each Party shall bear its own costs and expenses for effecting its respective Manufacturing and Supply Role. For clarity, Precision has no obligation to perform any manufacture or supply of Licensed Products for Commercialization.

6.2 Supply Agreement. On or before a date to be established by the JSC but in no event later than [***] prior to initiation of manufacture of any Licensed Product Candidate that will be used by Baxalta in Clinical Trials, the Parties shall enter into a Supply Agreement pursuant to which Precision or its CMO, approved by the JSC as set forth below, will manufacture and supply clinical trial materials for Phase II Clinical Trials, including Phase II Ready Batches, to Baxalta. The terms of such Supply Agreement shall be negotiated in good faith by the Parties and will contain the terms attached hereto as Exhibit B and other customary terms and conditions that are consistent with this Agreement. All CMOs manufacturing and supplying clinical trial materials of Licensed Products for Clinical Trials must be approved by the JSC, except that Precision and [***] are deemed to be approved suppliers as of the Effective Date. The Supply Agreement will provide that Precision, and any contract service provider used by Precision, must maintain supplier compliance/cGMP status and ensure the production of any clinical product meets cGMP requirements.

6.2.1 Based on risk, the JSC will determine if other contract service providers in the Licensed Product supply chain will be required to be approved by the JSC.

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6.3 Quality Agreement. In connection with the negotiation and execution of a Supply Agreement, the Parties shall also enter into a separate agreement governing the quality control, quality assurance and validation (the “Quality”) of any clinical trial materials for Phase II Clinical Trials delivered by Precision (or its CMO) to Baxalta under the Supply Agreement, including the requirement that Baxalta and Precision will implement a joint quality team to facilitate communication and consensus on issues related to quality of such clinical trial materials (the “Quality Agreement”). The Quality Agreement shall be negotiated in good faith by the Parties and will contain the terms attached hereto as Exhibit C and other customary terms and conditions that are consistent with this Agreement. The Quality Agreement will provide that Precision will have final functional Quality decision-making authority with respect to the clinical trial materials for Phase II Clinical Trials delivered to Baxalta and that Precision will have responsibility for Quality oversight of all Third Party manufacturers of such clinical trial materials that are engaged by Precision; provided, that no clinical trial materials may be used in humans without approval by the JSC.

ARTICLE VII.

COMMERCIALIZATION OF LICENSED PRODUCTS

7.1 Commercialization Responsibility. Subject to Section 7.2 and Section 7.3, Baxalta shall be solely responsible for and have sole control of all Commercialization activities for Licensed Products in the Field in the Territory, at Baxalta’s sole cost and expense.

7.2 Diligence. After receiving Marketing Approval and, in countries of the EU, Reimbursement Approval, of a particular Licensed Product, for a country in the Territory, Baxalta shall use Commercially Reasonable Efforts to Commercialize such Licensed Product in such country in accordance with the terms of this Agreement and in compliance with all applicable Laws. With respect to determinations by Baxalta to discontinue Commercialization activities for a particular Licensed Product in all countries throughout the Territory, Baxalta shall give Precision written notice of such determination within a reasonable period of time, but in any event within [***] after any such determination is made, and upon provision of such notice Baxalta shall be deemed to have terminated this Agreement pursuant to Section 14.2.5 with respect to such Licensed Product.

7.3 Co-Development and Co-Promote Option.

7.3.1 On a Licensed Product-by-Licensed Product basis, Baxalta hereby grants to Precision an exclusive option to co-Develop and co-Promote such Licensed Product with Baxalta in the United States, and to share profits from the sales of any such co-Developed and co-Promoted Licensed Product in the United States with Baxalta, pursuant to the terms and conditions of Section 7.3.2 and a CDCP Agreement (each, a “CDCP Option”).

7.3.2 Upon Precision’s written request delivered to Baxalta within [***] after the Commercial Option Exercise Date for a particular Licensed Product, Baxalta shall prepare in good faith a summary Development plan for such Licensed Product for the United States and an estimated budget for the Development activities set forth in such plan. Baxalta shall provide a

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copy of such plan and budget to Precision within [***] of such request by Precision. Precision may exercise the CDCP Option for such Licensed Product by providing Baxalta with written notice within [***] after Precision’s receipt of such plan and budget for such Licensed Product. The CDCP Option shall be exercisable by the delivery by Precision of written notice to Baxalta. Upon exercise of the CDCP Option for a Licensed Product, the following shall apply:

(a) Subject to Section 7.3.4, Baxalta and Precision shall promptly enter into good faith negotiations of and execute a co-Development, co-Promotion and profit share agreement consistent with the key terms set forth in Exhibit D as described in Section 7.3.3 (and in any event, no later than [***] after the date of exercise of the CDCP Option), pursuant to which the Parties will, notwithstanding anything to the contrary in this Agreement, equally share all remaining Development, manufacturing and Commercialization costs, and all profits and losses, with respect to the applicable Licensed Product in the United States (each, a “CDCP Agreement”), and

(b) On or prior to [***] after the execution of a CDCP Agreement with respect to the first Licensed Product Directed to a particular Included Target for which the CDCP Option is exercised, following Precision’s receipt of Baxalta’s invoice therefor, Precision shall pay [***] (the “CDCP Option Fee”) to Baxalta.

For the avoidance of doubt, after payment of the CDCP Option Fee with respect to a Licensed Product Directed to a particular Included Target, Precision may elect to exercise the CDCP Option for any subsequent Licensed Product Directed to the same Included Target without payment of an additional CDCP Option Fee.

7.3.3 The key terms of the CDCP Agreement are set forth in Exhibit D. The Parties will negotiate in good faith a form of CDCP Agreement consistent with such terms and other terms and conditions that are typical for such agreements with respect to similarly situated products between similarly situated parties in the pharmaceutical industry promptly after the Effective Date (and in any event, no later than [***] after the Effective Date), and such form of CDCP Agreement shall be attached to this Agreement as Exhibit D-1 upon mutual agreement between the Parties.

7.3.4 In the event the Parties are unable to agree upon the terms of any CDCP Agreement, including the form of CDCP Agreement described in Section 7.3.3, the Parties will resolve the disagreement in accordance with the dispute resolution process set forth in ARTICLE XV.

7.3.5 During any period in which a CDCP Agreement is in effect with respect to a particular Licensed Product, notwithstanding anything to the contrary in ARTICLE VIII: (a) the obligation for Baxalta to pay [***] shall cease to apply; (b) the Calendar Year global Net Sales of such Licensed Product for purposes of calculating the Sales Milestones shall exclude [***]; and (c) the cumulative Calendar Year global Net Sales of such Licensed Product, for purposes of determining royalty rates payable under Section 8.4.1, shall [***].

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ARTICLE VIII.

PAYMENTS

8.1 Upfront Fee. In consideration of the Commercial Options, licenses, technology access and other rights granted to Baxalta under this Agreement, in addition to the payments specified in Section 8.2, Section 8.3 and Section 8.4, Baxalta shall pay to Precision, on or prior to the date that is fifteen (15) days after the Effective Date or, if such date is not a Business Day, on the next Business Day, a one time, non-refundable, non-creditable fee equal to one hundred five million USD ($105,000,000) (the “Upfront Fee”). Precision may invoice Baxalta for the Upfront Fee on the Effective Date.

8.2 Commercial Option Exercise Fee. In consideration for exercising its Commercial Option with respect to a particular Included Target, Baxalta shall pay to Precision a one-time, non-creditable, non-refundable exercise fee with respect to such Included Target, [***] (the “Commercial License Fee”). Precision may invoice Baxalta for the Commercial License Fee upon the Commercial Option Exercise Date for the first Licensed Product Candidate Directed to each Included Target. Baxalta shall pay such invoice within [***] after receipt of such invoice.

Achievement of Phase II Ready Batch Success	Commercial License Fee
On or prior to the date that is [***]	[***]
After the date that is [***] but on or prior to the date that is [***].	[***]
After the date that is [***]	[***]

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8.3 Milestones. In addition to the payments specified in Section 8.1, Section 8.2 and Section 8.4, Baxalta shall, conditioned upon achievement of the applicable milestone, for each Licensed Product Candidate and Licensed Product, make the following payments to Precision in consideration of the licenses, technology access and other rights granted to Baxalta under this Agreement:

8.3.1 Development Milestones.

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(a) Baxalta shall pay to Precision the following non-creditable, non-refundable amounts for the first achievement of the following milestone events for each Licensed Product Candidate (as applicable) (each, a “Development Milestone”):

Development Milestone	Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) In addition, with respect to each Licensed Product, Baxalta shall pay to Precision the following non-creditable, non-refundable amounts for the first achievement of the following milestone events for such Licensed Product by Baxalta or any of its Affiliates or Sublicensees (each, also a “Development Milestone”):

Development Milestone	Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c) As to the Licensed Product Candidate or Licensed Product, as applicable, each applicable milestone payment set forth in this Section 8.3.1 shall be payable by Baxalta upon the first achievement of the applicable Development Milestone [***]. In each case, Precision shall provide Baxalta with a corresponding invoice and Baxalta shall pay to Precision the applicable milestone payment described above within [***] after receipt of such invoice.

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8.3.2 Launch Milestones. As to each Licensed Product, Baxalta shall pay to Precision the following non-creditable, non-refundable amounts for the first achievement of the following milestone events for such Licensed Product by Baxalta of any of its Affiliates or Sublicensees (each, a “Launch Milestone”):

Launch Milestone	Milestone Payment (USD)
First Commercial Sale of the Licensed Product in [***]	[***]
First Commercial Sale of the Licensed Product in [***]	[***]
First Commercial Sale of the Licensed Product in [***]	[***]
First Commercial Sale of the Licensed Product in [***]	[***]
First Commercial Sale of the Licensed Product in [***]	[***]
First Commercial Sale of the Licensed Product in [***]	[***]

[***]

Each milestone payment set forth in this Section 8.3.2 shall be payable by Baxalta upon the first achievement of the applicable Launch Milestone, and Baxalta shall provide notice to Precision of such achievement within [***] following such achievement. Following Precision’s receipt of a notice described in the immediately preceding sentence, Precision shall provide Baxalta with a corresponding invoice and Baxalta shall pay to Precision the applicable milestone payment described above within [***] after receipt of such invoice.

8.3.3 Sales Milestones. As to each Licensed Product, Baxalta shall pay to Precision the following non-creditable, non-refundable amounts for the first achievement of the following milestone events for such Licensed Product (each, a “Sales Milestone”):

Sales Milestone	Milestone Payment (USD)
First achievement of [***]	[***]
First achievement of [***]	[***]
First achievement of [***]	[***]

For the avoidance of doubt, (a) each of the milestone payments set forth above in this Section 8.3.3 shall be payable no more than one time for any particular Licensed Product, (b) Net Sales of the applicable Licensed Product shall be aggregated globally without regard to the identity of the selling entity in any particular country of the Territory (e.g., Baxalta or any of its Affiliates or Sublicensees) for purposes of determining whether the above Net Sales thresholds have been achieved, and (c) Net Sales of different Licensed Products shall not be aggregated for purposes of determining whether the above Net Sales thresholds have been achieved.

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Each milestone payment set forth in this Section 8.3.3 shall be payable by Baxalta upon the first achievement of the applicable Sales Milestone, and Baxalta shall provide notice to Precision of such achievement within [***] following such achievement. Following Precision’s receipt of a notice described in the immediately preceding sentence, Precision shall provide Baxalta with a corresponding invoice and Baxalta shall pay to Precision the applicable milestone payment described above within [***] after receipt of such invoice.

8.4 Royalty Payment; Audits.

8.4.1 Royalty Payments. In addition to the payments specified in Section 8.1, Section 8.2 and Section 8.3, in consideration of the licenses, technology access and other rights granted to Baxalta under this Agreement, on a Licensed Product-by-Licensed Product basis, Baxalta shall pay to Precision non-creditable, non-refundable royalty payments at the following royalty rates on the applicable portion of cumulative Calendar Year global Net Sales of the applicable Licensed Product:

Cumulative Calendar Year Global Net Sales of the Applicable Licensed Product	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

8.4.2 Royalty Stacking. Subject to the terms herein, if Baxalta, its Affiliate or Sublicensee enters into one or more Third Party License Agreement(s) with respect to a particular Licensed Product in a particular country or countries, then Baxalta’s obligation to pay royalties to Precision with respect to sales of such Licensed Product in such country or countries in a particular Calendar Quarter shall be reduced by [***] provided that no royalty payment to Precision for a Licensed Product hereunder shall be reduced, pursuant to this Section 8.4.2, to less than [***] of the royalty payment that would otherwise be due to Precision in the absence of a reduction pursuant to this Section 8.4.2.

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8.4.3 Royalty Term. Baxalta’s obligation to pay royalties pursuant to this Section 8.4 shall expire, on a country-by-country and Licensed Product-by-Licensed Product basis, upon the last to occur of: (a) the expiration of the last to expire Valid Claim of all Precision Patents Covering such Licensed Product, (b) expiration of all Regulatory Exclusivity with respect to such Licensed Product in the applicable country of sale, and (c) [***] after the First Commercial Sale of such Licensed Product in such country (with respect to a particular Licensed Product in a particular country, the “Royalty Term”). [***]

8.4.4 Royalty Reductions. Notwithstanding Section 8.4.3, if, during any portion of the Royalty Term, there is no [***], the royalty payments due pursuant to Section 8.4.1 during such portion of the Royalty Term for sales of such Licensed Product in such country shall be reduced to [***].

8.4.5 [***].

8.4.6 Royalty Payment Timing; Royalty Reports. Within [***] following the end of each Calendar Quarter during which royalties accrue, Baxalta shall provide Precision with a Sales Report and any other information reasonably required by Precision for the purpose of calculating royalties and Sales Milestone payments due under this Agreement. Any royalty payments due to Precision will be paid on the date of delivery of such Sales Report. In the event that either Party determines that the calculation of Net Sales for a Calendar Quarter deviates from the amounts previously reported to Precision for any reason (such as, on account of additional amounts collected or Licensed Product returns), Baxalta and Precision shall reasonably cooperate to reconcile any such deviations to the extent necessary under applicable legal or financial reporting requirements.

8.4.7 Audit. Until the expiration of all royalty payment obligations hereunder and for a period of [***] thereafter, Baxalta shall keep complete and accurate records pertaining to the sale or other disposition of Licensed Products by Baxalta, its Affiliates and Sublicensees in sufficient detail to permit Precision to confirm the accuracy of the royalties and Sales Milestone payments due hereunder. Precision shall have the right to cause an independent internationally recognized accounting firm reasonably acceptable to Baxalta to audit such records for the sole purpose of confirming Net Sales and royalties for a period covering not more than the preceding [***]. Baxalta may require such accounting firm to execute a reasonable confidentiality agreement with Baxalta prior to commencing the audit. Such audits may be conducted during normal business hours upon reasonable prior written notice to Baxalta, but no more frequently than [***]. No accounting period of Baxalta shall be subject to audit more than one time by Precision, unless after an accounting period has been audited by Precision, Baxalta restates its financial results for such accounting period, in which event Precision may conduct a second audit of such accounting period

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in accordance with this Section 8.4.7. Adjustments (including remittances of underpayments or overpayments disclosed by such audit) shall be made by the Parties to reflect the results of such audit, which adjustments shall be paid (plus interest as set forth in Section 8.6) promptly following receipt of an invoice therefor. Precision shall bear the full cost and expense of such audit unless such audit discloses an underpayment by Baxalta of [***] or more of the amount of royalties due under this Agreement for the audited period, in which case Baxalta shall bear and reimburse Precision for the full cost and expense of such audit.

8.5 Taxes. All payments under this Agreement shall be made without any deduction or withholding for or on account of any tax, except as set forth in this Section 8.5. The Parties agree to cooperate with one another and use reasonable efforts to minimize under applicable Law obligations for any and all income or other taxes required by applicable Law to be withheld or deducted from any of the royalty and other payments made by or on behalf of a Party hereunder (“Withholding Taxes”). The applicable paying Party under this Agreement (the “Paying Party”) shall, if required by applicable Law, deduct from any amounts that it is required to pay to the recipient Party hereunder (the “Recipient Party”) an amount equal to such Withholding Taxes; provided that the Paying Party shall give the Recipient Party reasonable notice prior to paying any such Withholding Taxes. Such Withholding Taxes shall be paid to the proper taxing authority for the Recipient Party’s account and, if available, evidence of such payment shall be secured and sent to Recipient Party within [***] after such payment. The Paying Party shall, at the Recipient Party’s sole cost and expense, as mutually agreed by the Parties, do all such lawful acts and things and sign all such lawful deeds and documents as the Recipient Party may reasonably request to enable the Parties to avail themselves of any applicable legal provision or any double taxation treaties with the goal of paying the sums due to the Recipient Party hereunder without deducting any Withholding Taxes. For US federal income tax purposes, Baxalta will report the payments made under this Agreement in the manner required by the US Internal Revenue Code (the “Code”). The Parties agree that this Agreement does not constitute a financial option for US federal income tax purposes as described in section 1234 of the Code.

8.6 Late Payments. If Precision does not receive payment of any sum due to it under this Agreement on or before the due date, interest shall thereafter accrue on the sum due to Precision from the due date until the date of payment, such interest to be calculated at a rate equal to [***].

8.7 Reporting. All financial reporting hereunder shall be, if applicable, on the basis of U.S. GAAP, consistently applied.

8.8 Currency; Exchange Rate. All payments to be made under this Agreement shall be made in USD by bank wire transfer in immediately available funds to a bank account designated by written notice from Precision. With respect to sales not denominated in USD, Baxalta shall convert each applicable quarterly sales in foreign currency into USD by using the then current and reasonable standard exchange rate methodology applied by Baxalta in its worldwide accounting practices, consistent with U.S. GAAP, consistently applied. Based on the resulting sales in USD, the then applicable royalties shall be calculated. The initial wire transfer instructions for Precision are set forth on Exhibit H.

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ARTICLE IX.

INVENTIONS; ACCESS TO IMPROVEMENTS; PATENTS; TRADEMARKS

9.1 Ownership.

9.1.1 With respect to all Patents, Know-How and other intellectual property Controlled by a Party prior to the Effective Date or first invented (as determined in accordance with U.S. patent laws) outside of the course of activities performed under this Agreement (“Background IP”), as between the Parties, such Background IP shall be deemed owned by the Controlling Party. Without limiting the foregoing, Precision Platform Technology and Precision Platform Patents shall be deemed Precision’s Background IP, and Isolex Platform Technology and Isolex Platform Patents shall be deemed Baxalta’s Background IP.

9.1.2 Subject to Section 9.1.3, (a) any Invention invented (as determined in accordance with U.S. patent laws) solely by Agents of a Party or its Affiliates in the course of performing activities under this Agreement, together with all intellectual property rights therein, shall be owned by such Party and (b) any Invention invented (as determined in accordance with U.S. patent laws) jointly by at least one (1) Agent of each Party or such Party’s Affiliate, together with all intellectual property rights therein (“Joint Inventions”, and all Patents claiming such Joint Inventions, hereinafter, “Joint Patents”), shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors under U.S. patent laws, with each joint Party having, unless otherwise set forth in this Agreement, an equal, undivided interest therein, with the unrestricted right to practice, exploit, license and grant its rights to sublicense any such Joint Invention without a duty of accounting or an obligation to seek consent from the other Party, subject to the exclusive licenses granted to the other Party, the payment obligations under this Agreement and the Restrictive Covenants set forth in Section 11.2. Each Party shall promptly disclose to the other Party in writing any Inventions and any written Invention disclosures, or other similar documents, submitted to it by its Agents describing each and every Invention that constitutes an Invention owned by the other Party or a Joint Invention, and all Know-How relating to such Invention that is in the disclosing Party’s possession.

9.1.3 Notwithstanding Section 9.1.2:

(a) Subject to Section 9.1.3(c), to the extent any Invention comprises an improvement or modification of Precision Platform Technology (a “Precision Invention”), such Precision Invention will be solely owned by Precision (as Precision Platform Technology or Precision Platform Patents, as applicable) irrespective of inventorship, and Baxalta agrees to assign and hereby assigns all of its right, title and interest in and to the Precision Inventions (and any intellectual property rights thereto) to Precision and agrees to execute such documents and perform such other acts as Precision may reasonably request to obtain, perfect and enforce its rights to such Precision Inventions and the assignment thereof.

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(b) Subject to Section 9.1.3(c), to the extent any Invention comprises an improvement or modification of Isolex Platform Technology (a “Baxalta Invention”), such Baxalta Invention will be solely owned by Baxalta (as Isolex Platform Technology or Isolex Platform Patents, as applicable) irrespective of inventorship, and Precision agrees to assign and hereby assigns all of its right, title and interest in and to the Baxalta Inventions (and any intellectual property rights thereto) to Baxalta and agrees to execute such documents and perform such other acts as Baxalta may reasonably request to obtain, perfect and enforce its rights to such Baxalta Inventions and the assignment thereof.

(c) If any Invention comprises only an improvement or modification of both the Precision Platform Technology and the Isolex Platform Technology, such Invention shall be jointly owned by the Parties (as Joint Inventions or Joint Patents, as applicable) irrespective of inventorship, and to the extent ownership is not already vested jointly by inventorship, each Party agrees to assign and hereby assigns such joint right, title and interest in and to such Joint Inventions (and any intellectual property rights thereto) to the other Party as is necessary for each of the Parties to own an equal, undivided interest therein, and agrees to execute such documents and perform such other acts as the other Party may reasonably request to obtain, perfect and enforce its rights to such Joint Inventions and the assignment thereof. Such Joint Inventions and Joint Patents shall be subject to all terms of this Agreement applicable to Joint Inventions and Joint Patents.

9.2 Prosecution of Patents.

9.2.1 Non-Product-Related Precision Patents. Precision shall have sole discretion and authority, at its sole cost and expense, with respect to filing, prosecuting and maintaining (a) all Precision Patents that do not include claims directed to CAR-Ts, human T cell engineering, one or more Licensed Product Candidates or Licensed Products, or manufacture or components of one or more Licensed Product Candidates or Licensed Products, and (b) all Precision Platform Patents. Baxalta acknowledges and agrees that Precision has no rights or responsibility for filing, prosecuting or maintaining the Cellectis Patents.

9.2.2 Product-Related Precision Patents. Precision shall have the first right and authority to file, prosecute, and maintain the Precision Patents, other than those described in Section 9.2.1 and other than Joint Patents (collectively, “Product-Related Patents”), on a worldwide basis in its sole discretion, subject to this Section 9.2.2. Precision shall be solely responsible for all costs and expenses incurred in connection with such filing, prosecution and maintenance in the Territory. Precision shall provide Baxalta with the opportunity to review and comment on any and all prosecution efforts, but in no case less than [***] prior to any filing deadlines, regarding the Product-Related Patents within the Territory; provided, that Precision shall have final control over such prosecution efforts after reasonably considering Baxalta’s comments, if any (and if Baxalta does not provide comments within [***] after such opportunity, Baxalta shall be deemed to have no comment on such prosecution efforts). Precision shall provide Baxalta with a copy of material communications from Patent authorities in the Territory regarding

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the Product-Related Patents, and shall provide drafts of any material filings or responses to be made to such Patent authorities with respect to such Product-Related Patents in a timely manner. Notwithstanding the foregoing, if Precision determines in its sole discretion to abandon or not maintain in the Territory any Product-Related Patents (other than allowing the lapse of any provisional patent application, or abandonment of any patent application in favor of a continuation), Precision shall provide Baxalta with at least [***] prior written notice of such determination and shall assign to Baxalta an equal, undivided interest in such Product-Related Patent and permit Baxalta, at its discretion and expense, to continue filing, prosecution and maintenance of such Product-Related Patent. Such Product-Related Patent shall thereafter be deemed to be a Joint Patent. Baxalta’s filing, prosecution or maintenance of such Product-Related Patent shall not change the Parties’ respective rights and obligations under this Agreement with respect to such Product-Related Patent other than those expressly set forth in this Section 9.2.2. Baxalta will have the right to deduct any costs or expenses it incurs in the performance of filing, prosecution or maintenance of such Product-Related Patents from any amounts payable by Baxalta to Precision under this Agreement.

9.2.3 Joint Patents. With respect to any potentially patentable Joint Inventions, the Parties shall meet and agree in good faith upon which Party shall file, prosecute and maintain Patent applications claiming such Joint Invention in particular countries and jurisdictions throughout the Territory. The Parties will designate one or the other Party to file, prosecute and maintain each such Patent application and coordinate their efforts as appropriate to make such prosecution activities as efficient, convenient, and harmonious as possible. All costs and expenses of filing, prosecuting and maintaining a Joint Patent shall be shared equally by the Parties. The Party that prosecutes a particular Joint Patent (the “Prosecuting Party”) shall provide the other Party the opportunity to review and comment on any and all such prosecution efforts, but in no case less than [***] prior to any filing deadlines, regarding the applicable Joint Patent in the particular countries and jurisdictions in the Territory, and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts; provided, that the Prosecuting Party shall have final control over such prosecution efforts after reasonably considering the other Party’s comments, if any (and if the other Party does not provide comments within [***] after such opportunity, such Party shall be deemed to have no comment on such prosecution efforts). The Prosecuting Party shall provide the other Party with a copy of all material communications from Patent Authorities in the Territory regarding the Joint Patent being prosecuted by such Party, and shall provide drafts of any material filings or responses to be made to such Patent authorities with respect to such Joint Patent in a timely manner. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with any duty of candor or duty of disclosure requirements of any Patent authority. Notwithstanding the foregoing, if the Prosecuting Party determines in its sole discretion to abandon or not maintain in any country or jurisdiction of the Territory any Joint Patent (other than allowing the lapse of any provisional patent application, or abandonment of any patent application in favor of a continuation), the Prosecuting Party shall provide the other Party with at least [***] prior written notice of such determination and the other Party shall thereafter have the right, but not the obligation, at its sole discretion and expense, to continue filing, prosecution and maintenance of such Joint Patent.

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9.2.4 Baxalta Patents. Baxalta shall have sole discretion and authority, at its sole cost and expense, with respect to filing, prosecuting and maintaining (a) all Baxalta Patents, and (b) all Isolex Platform Patents.

9.2.5 Cooperation in Prosecution. Each Party shall, at its sole cost and expense, provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts described above in this Article IX, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. Such cooperation may further include coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, enablement, estoppel, double-patenting and execution of amendments), and the assistance of each Party’s relevant personnel. Each Party will use reasonable efforts via consultation with the JSC to avoid creating potential issues in prosecution of the applications for Precision Patents, Precision Platform Patents, Baxalta Patents, Isolex Platform Patents and Joint Patents.

9.3 Licenses to Enabling Technologies.

9.3.1 If Precision, in its good faith discretion, identifies any enabling technologies that are reasonably necessary for the use of Precision Platform Technology to engineer CAR-Ts to create Licensed Product Candidates in accordance with the Development Plans under this Agreement (such technology, “Platform Enabling Technology”), (a) Precision shall promptly inform the JSC of such Platform Enabling Technology, and (b) if approved by the JSC for use under the Development Plans in accordance with this Agreement [***].

9.3.2 If Baxalta, in its good faith discretion, identifies any enabling technologies that are reasonably necessary for the commercial-scale manufacturing, Development after Phase II Ready Status or Commercialization of Licensed Products in accordance with this Agreement (such technology, “Commercialization Enabling Technology”), (a) Baxalta shall promptly inform the JSC of such Commercialization Enabling Technology, and (b) [***].

9.3.3 If either Party, in its good faith discretion, identifies any other enabling technologies that are not clearly within the scope of Platform Enabling Technology or Commercialization Enabling Technology (such technology, “Other Enabling Technology”), (a) such Party shall promptly inform the JSC of such Other Enabling Technology, and (b) if approved by the JSC for use in the Development or Commercialization of the Licensed Product in accordance with this Agreement, [***].

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9.3.4 With respect to any Platform Enabling Technology, Commercialization Enabling Technology, Other Enabling Technology or any other technology Controlled by either Party and used in connection with this Agreement, each Party acknowledges that such technology may be subject to certain restrictions or other terms and conditions set forth in the agreement or agreements under which such Party obtained access to such technology. Prior to either Party delivering any such technology to the other Party, the use of which would be subject to any such restrictions or other terms or conditions not imposed by any other provision of this Agreement, such Party shall notify the JSC in writing of such applicable restrictions or other terms or conditions, and as a condition of using such technology, such other Party shall comply with such restrictions, terms and conditions.

9.4 Duke IP. Baxalta acknowledges and agrees that any licenses and rights granted by Precision to Baxalta under the Duke IP are granted subject to the terms and conditions of the Duke Agreement, including Duke’s right to practice under the Duke IP for its own internal, non-commercial, educational, research and clinical purposes, and subject to the rights of the United States Government and applicable limitations under 37 C.F.R. § 401, Public Law 96-517 and Public Law 98-620 resulting from the United States Government’s funding of research leading to creation of the Duke IP. Without limiting the foregoing, Baxalta agrees to comply with any obligations resulting from such government rights with respect to its practice of the Duke IP (if any) under this Agreement.

9.5 Infringement of Patents by Third Parties.

9.5.1 Notification. Each Party shall promptly notify the other Party in writing of any existing or threatened infringement by a Third Party of the Precision Patents, Precision Platform Patents, Baxalta Patents, Isolex Platform Patents or the Joint Patents of which it becomes aware in the Territory, and shall provide to the other Party any and all evidence and information available to such Party regarding such alleged infringement. Any such infringement that results from making, using, importing, offering for sale, or selling any Licensed Product Directed to an Included Target in the Field during any period in which Baxalta holds a Commercial License to such Licensed Product with respect to such Included Target, including any “patent certification” filed in the United States under 21 U.S.C. § 355(b)(2) or 21 U.S.C. § 355(j)(2) or similar provisions in other jurisdictions is referred to as “Product Infringement” for purposes of this Section 9.5.

9.5.2 Product Infringement in the Territory.

(a) Baxalta shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Third Party engaged in Product Infringement in the Territory based on Precision Patents or Joint Patents, subject to Section 9.5.2(d). Baxalta shall have a period of [***] after such notification to or by Precision, to elect to so enforce such Precision Patent or Joint Patent, as applicable, in the Territory. If Baxalta does not so elect, Baxalta shall so notify Precision in writing during such [***] period, or [***] prior to any deadline relating to loss of any rights with respect to the Product Infringement, whichever is earlier, and Precision shall have the right, but not the obligation, to commence a suit or take action to enforce any such Precision Patent or Joint Patent against such Third Party allegedly perpetrating such Product

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Infringement. Each Party shall provide to the Party enforcing any such rights under this Section 9.5.2(a) (the “Enforcing Party”) reasonable assistance in such enforcement, including joining an action as a party plaintiff if so required by applicable Laws to pursue such action, at the Enforcing Party’s sole expense. The Enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts. The Enforcing Party shall bear and be responsible for all costs incurred in connection with each Party’s activities under this Section 9.5.2(a).

(b) Baxalta shall have the sole and exclusive right, but not the obligation, in its sole discretion to bring an appropriate suit or other action against any Third Party engaged in Product Infringement in the Territory based on the Baxalta Patents or Isolex Platform Patents.

(c) Precision shall have the sole and exclusive right, but not the obligation, in its sole discretion to bring an appropriate suit or other action against any Third Party engaged in Product Infringement in the Territory based on the Precision Platform Patents.

(d) The Party not bringing an action with respect to Product Infringement under this Section 9.5.2 shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action. Additionally, the Party not bringing an action under this Section 9.5.2 may have an opportunity to participate in such action, at its sole cost and expense, to the extent that the Parties may mutually agree at the time the Enforcing Party elects to bring such action hereunder.

9.5.3 Non-Product Infringement in the Territory.

(a) For infringement of the Joint Patents in the Territory that is not Product Infringement, the Parties shall confer to determine which Party shall have the first right to bring an appropriate suit or other action against the Third Party engaged in such infringement, and the manner in which the Parties shall bear costs of and share related damage recoveries from such suit or action. The Party that brings such suit or actions (also the “Enforcing Party”) shall keep the other Party regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts. The other Party shall cooperate with the Enforcing Party in enforcing Joint Patents against such infringement, including joining an action as a party plaintiff if so required by applicable Laws to pursue such action. If the Parties are unable to reach agreement upon which a Party shall bring an appropriate suit or other action against any Third Party engaged in such infringement of such Joint Patent within [***] prior to any deadline relating to loss of any rights with respect to such infringement, whichever is earlier, then Baxalta shall have the first right, but not the obligation, to bring such suit or other actions against such infringement in the Territory at its sole expense. The Party that does not bring such suit or action shall have the right to participate in such actions at its expense upon written notice to the other Party. The Enforcing Party shall bear and be responsible for all costs incurred in connection with each Party’s activities under this Section 9.5.3(a).

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(b) Baxalta shall have the sole and exclusive right, but not the obligation, in its sole discretion to bring an appropriate suit or other action against any Third Party engaged in infringement that does not constitute Product Infringement in the Territory, based on the Baxalta Patents or Isolex Platform Patents.

(c) Precision shall have the sole and exclusive right, but not the obligation, in its sole discretion to bring an appropriate suit or other action against any Third Party engaged in infringement that does not constitute Product Infringement in the Territory, based on the Precision Patents or Precision Platform Patents.

9.5.4 Settlement. No Party shall settle any claim, suit or action that it brings under this Section 9.5 involving Precision Patents or Joint Patents in any manner that would, in the other Party’s reasonable judgment, materially and adversely impact the other Party or that would have the effect of diminishing any rights or licenses granted hereunder, including settlements involving the ownership, validity or enforceability of any of the Precision Patents or Joint Patents, or that do not include a full and unconditional release from all liability of the other Party, without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

9.5.5 Allocation of Proceeds. Except as otherwise provided in this Section 9.5, if either Party recovers monetary damages from any Third Party in a suit or action described in this Section 9.5, such recovery shall be allocated first to the repayment of costs and expenses of the Party(ies) with respect to the action (on a pro rata basis), and any remaining damages [***].

9.5.6 Certain Limitations. Baxalta acknowledges and agrees that (a) Precision has no rights or responsibility for enforcing the Cellectis Patents, and therefore all references to Precision Patents or Precision Platform Patents in this Section 9.5 shall be deemed to exclude the Cellectis Patents for all purposes, (b) prior to initiating enforcement actions against a Third Party with respect to certain Precision Patents or Precision Platform Patents which were subject to the non-exclusive license granted by Precision to Cellectis S.A. pursuant to the Cellectis Agreement, Precision is required by the Cellectis Agreement to confirm that Cellectis S.A has not granted a license to such Third Party under such Precision Patents or Precision Platform Patents, and Baxalta will cooperate with Precision in taking such actions as required by the Cellectis Agreement, and (c) Duke retains discretion as to whether to become a party plaintiff and has certain rights with respect to enforcement of Patent Rights contained within the Duke IP in the event Precision does not enforce such Patent Rights.

9.6 Infringement of Third Party Rights in the Territory.

9.6.1 Notice. If the Development, use, manufacture or Commercialization of any Licensed Product in the Field and in the Territory results in a claim for Patent infringement by a Third Party, the Party first having notice of such claim shall promptly notify the other Party in writing of such a claim. Following such notice, the Parties agree to enter into either a joint defense or common interest agreement, under which agreement the Parties can share the known facts of such infringement in reasonable detail, if they are advised to do so by counsel.

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9.6.2 Third Party Claims. Baxalta shall assume control of the defense of any claims brought by Third Parties alleging infringement of Third Party intellectual property rights in connection with Baxalta’s Development, manufacture, use or Commercialization of any Licensed Product in the Field in the Territory, represented by its own counsel. If requested by Baxalta, Precision agrees to join in any such litigation, and in any event shall reasonably cooperate with Baxalta, at Baxalta’s sole cost and expense. Baxalta shall have the exclusive right to settle any such claim without the consent of Precision, unless such settlement shall materially and adversely affect Precision’s rights under the Precision Patents, Precision Platform Patents, or Joint Patents, including on the ownership, validity or enforceability thereof. Any costs and expenses incurred in defending any such claims shall be solely the responsibility of Baxalta (without limiting Baxalta’s rights under Section 8.4.2), provided that if Precision elects to retain separate representation in the defense of any such claims brought by Third Parties using counsel of its own choice, it shall do so solely at its cost and expense.

9.6.3 Potential Third Party Claims. In the event that either Party becomes aware of a Third Party intellectual property right that might reasonably be expected to give rise to a claim of infringement under this Section 9.6, that Party shall promptly notify the other Party of such intellectual property right and all relevant facts and circumstances known to the discovering Party. Following such notice, the Parties agree to enter into either a joint defense or common interest agreement, under which agreement the Parties can share the known facts of such infringement in reasonable detail, if they are advised to do so by counsel, and to consult thereafter regarding any corrective or preventive action to be taken to address such potential claim.

9.7 Patent Oppositions and Other Proceedings.

9.7.1 By the Parties. If either Party desires to bring an opposition, action for declaratory judgment, nullity action, interference, declaration for non-infringement, reexamination, inter partes review or other attack upon the validity, title, or enforceability of a Patent owned or controlled by a Third Party that claims, in the Territory, any Licensed Product Candidate or Licensed Product, or the manufacture, use or Commercialization of any Licensed Product Candidate or Licensed Product (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, a Third Party’s claim or assertion of infringement under Section 9.6, in which case the provisions of Section 9.6 shall govern), such Party shall so notify the other Party, and the Parties shall promptly confer to determine whether to bring such action or the manner in which to settle such action. Baxalta shall have the first right, but not the obligation, to bring in its sole control and at its sole cost and expense such action in the Territory. If Baxalta does not bring such action within [***] after notification thereof pursuant to this Section 9.7 (or earlier, if required by the nature of the proceeding), then Precision shall have the right, but not the obligation, to bring, in Precision’s sole control and at its sole cost and expense, such action. The

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Party not bringing an action under this Section 9.7 shall join the action as a joint party plaintiff if required to enable the other Party to bring such action, at the other Party’s sole cost and expense. Additionally, if appropriate, the Party not bringing the applicable action under this Section 9.7 shall be entitled to separate representation, at its sole cost and expense, in such proceeding by counsel of its own choice, and shall reasonably cooperate with the Party bringing such action. Any awards or amounts received in bringing any such action shall be first allocated to reimburse the Parties’ expenses in such action, and any remaining amounts shall be retained by the Party bringing such action.

9.7.2 By Third Parties.

(a) Precision Patents. If a Precision Patent becomes the subject of any proceeding commenced by a Third Party in the Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference, inter partes review or other attack upon the validity, title or enforceability thereof, then Precision shall have the first right, but not the obligation, to control such defense at its sole cost and expense. Precision shall permit Baxalta to participate in the proceeding to the extent permissible under applicable Laws, and to be represented by its own counsel in such proceeding, at Baxalta’s sole cost and expense. If Precision decides that it does not wish to defend against such action, then Baxalta shall have a right to assume defense of such Third Party action.

(b) Joint Patents. If a Joint Patent becomes the subject of any proceeding commenced by a Third Party in the Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference, inter partes review or other attack upon the validity, title or enforceability thereof (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, an action for infringement against a Third Party under Section 9.5, in which case the provisions of Section 9.5 shall govern), then Baxalta shall have the first right, but not the obligation, to control such defense at its sole cost and expense. Baxalta shall permit Precision to participate in the proceeding to the extent permissible under applicable Laws, and to be represented by its own counsel in such proceeding, at Precision’s sole cost and expense. If Baxalta decides that it does not wish to defend against such action, then Precision shall have a right to assume defense of such Third Party action.

(c) Allocation of Costs and Proceeds. Except as set forth above, all expenses incurred by the Parties in an action under this Section 9.7 shall be borne by the Party controlling the defense of the Third Party action. Any awards or amounts received in defending any such Third Party action, if any, shall be allocated between the Parties as provided in Section 9.5.5 as if the Party controlling the defense of the Third Party action were the Party that brought an action against an alleged infringer.

9.8 Patent Term Extensions in the Territory. The patent counsel of each Party shall discuss and recommend for which, if any, of the Precision Patents and Joint Patents in the Territory the Parties should seek any term extensions, supplementary protection certificates, and equivalents thereof offering Patent protection beyond the initial term with respect to any issued Patents (“Patent Term Extensions”) licensed to Baxalta hereunder in the Territory. If Precision consents to applying for any such Patent Term Extension (such consent not to be unreasonably withheld,

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conditioned or delayed), Baxalta shall thereafter have (i) the final decision making authority with respect to applying for any such Patent Term Extensions in the Territory; provided that Baxalta shall not unreasonably fail or refuse to do so, and (ii) the sole right to apply for any such Patent Term Extensions Baxalta decides to seek, at its expense; provided, however, that to the extent any such application for Patent Term Extension must be filed in the name of Precision, Precision hereby grants (effective as of the date of its consent) Baxalta the power to file such application on behalf of or as agent for Precision. Precision shall cooperate fully with Baxalta, at Baxalta’s expense, in making such filings or taking any related actions, for example and without limitation, making available all required regulatory data and information and executing any required authorizations to apply for such Patent Term Extension.

9.9 Registration of License. Precision agrees that Baxalta may, if applicable, register its license under the Precision Patents or Joint Patents with the Patent authorities in the Territory. Baxalta shall, at its expense, prepare and deliver to Precision such instruments and other documents reasonably necessary and in proper form for such registration. The Parties shall mutually agree on the form of documents to be used for such purpose, and shall cooperate to preserve confidentiality of this Agreement to the extent permitted under applicable Laws in the relevant country. Precision shall execute and return to Baxalta such instruments and documents within [***] from the receipt thereof.

9.10 [***]

9.10.1 [***]

9.10.2 [***]

9.10.3 [***]

9.11 Trademarks. Baxalta shall have the sole right to brand the Licensed Products using Baxalta related trademarks, service marks, names, logos, design or trade dress it determines appropriate for the Licensed Products, which may vary by country or within a country (“Licensed Product Marks”). Baxalta shall own all rights in the Licensed Product Marks in the Territory and shall register and maintain the Licensed Product Marks in the countries and regions in the Territory that it determines reasonably necessary, at Baxalta’s cost and expense. Under a separate trademark agreement, Baxalta and Precision may mutually agree to the use of certain Precision trademarks for the benefit of branding, including co-branding.

9.12 Patent Marking. Baxalta shall use Commercially Reasonable Efforts to mark all Licensed Products in accordance with the applicable patent marking Law, and shall require all of its Affiliates and Sublicensees to do the same to the extent required by Law.

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ARTICLE X.

REPRESENTATIONS AND WARRANTIES

10.1 The Parties’ Representations and Warranties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, as set forth below.

10.1.1 Such Party (a) is a corporation or other entity duly organized and subsisting under the applicable Laws of its jurisdiction of incorporation or organization, and (b) has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

10.1.2 Such Party has the power, authority and legal right, and is free to, enter into and perform its obligations under this Agreement and, in so doing, will not violate or conflict with (a) any other agreement to which such Party is a party as of the Effective Date or (b) any instrument or binding understanding, oral or written, to which such Party is a party or by which it is otherwise bound.

10.1.3 This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms.

10.1.4 Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement.

10.1.5 Except with respect to required approvals for the exercise of the Commercial Option pursuant to applicable Antitrust Laws and Marketing Approvals and Reimbursement Approvals for Licensed Products or as otherwise described in this Agreement, such Party has obtained all necessary consents, approvals, and authorizations of all Regulatory Authorities and other Third Parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder.

10.1.6 The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable Laws or any provision of the articles of incorporation, bylaws, limited partnership agreement, or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any applicable Laws or any contractual obligation or court or administrative order by which such Party is bound.

10.1.7 Such Party is neither a party to nor bound by any corporate integrity agreement or similar compliance agreement to which any Governmental Authority or Third Party payor is a counterparty.

10.2 Precision’s Representations and Warranties. Precision hereby represents and warrants to Baxalta, as of the Effective Date, as set forth below.

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10.2.1 Exhibit E sets forth a complete and correct list of patent numbers and patent application numbers of all Precision Patents and Precision Platform Patents as of the Effective Date, other than the Cellectis Patents. Precision is the owner of, or otherwise has Control of, each Precision Patent and Precision Platform Patent set forth in Exhibit E and, subject to the terms of the Cellectis Agreement, the Cellectis Patents. Except as would not have a material adverse effect on the rights granted to Baxalta herein, each Precision Patent and Precision Platform Patent owned by Precision has been filed in good faith, has been prosecuted in accordance with any applicable duty of candor and has been maintained in a manner consistent with Precision’s standard practice, in each case in each applicable jurisdiction in which such Precision Patent or and Precision Platform Patent rights have been filed, and applicable fees (to the extent such fees have come due) have been paid on or before the due date for payment.

10.2.2 Precision and its Affiliates have sufficient legal or beneficial rights or title under their respective intellectual property rights necessary to grant all of the licenses contained in this Agreement with respect to such intellectual property rights.

10.2.3 Neither Precision nor any of its Affiliates has granted any right or license, or agreed to grant any right or license, to any Third Party relating to any of the intellectual property rights that are licensed by Precision or any of its Affiliates to Baxalta pursuant to this Agreement that conflict with, or limit the scope of, any of the rights or licenses granted to Baxalta pursuant to this Agreement.

10.2.4 All of Precision’s and its Affiliates’ Agents that are involved in research and Development work have executed agreements requiring assignment or licensing to Precision or its Affiliate, as applicable, of all Inventions made during the course of and as a result of their association with Precision or its Affiliate, except to the extent that any such assignment would not be permitted pursuant to applicable Law, as applicable, and obligating the individual to maintain as confidential the Confidential Information of Precision or its Affiliate, as applicable (except where the failure to have entered into such an agreement would not have a material adverse effect on the rights granted to Baxalta herein); provided, however, that for employees of Precision or its Affiliates based in Germany, Austria, or any other jurisdiction where a prior obligation to assign is not permitted, the obligation under this paragraph will be deemed satisfied if (a) each such employee is obligated to notify his employer of such Inventions and (b) the employer has an established program for receiving such notifications and timely claiming ownership of or exclusive rights to such Inventions after notification.

10.2.5 None of Precision, its Affiliates or their respective officers or employees (a) has ever been debarred or is subject to debarment or, to Precision’s knowledge, convicted of a crime for which a Person could be debarred before a Regulatory Authority under applicable Laws, or (b) to Precision’s knowledge, has ever been under indictment for a crime for which a Person could be debarred under such Laws. To Precision’s knowledge, none of the independent contractors, consultants or agents of Precision, or its Affiliates (a) has ever been debarred or is subject to debarment or convicted of a crime for which a Person could be debarred before a Regulatory Authority under applicable Laws, or (b) has ever been under indictment for a crime for which a Person could be debarred under such Laws.

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10.2.6 [***].

10.2.7 Other than as disclosed to Baxalta prior to the Effective Date, neither Precision nor any of its Affiliates has received any written communications alleging that it has infringed, misappropriated or otherwise violated, or that it would infringe, misappropriate or otherwise violate, through the use of the Precision Platform Technology, Precision Patents and/or Precision Know-How, to manufacture, use, import, export, sale, or offer for sale of any of the products in the Field and in the Territory, any intellectual property rights Controlled by any Third Party.

10.2.8 The Duke Agreement is a legal and valid obligation binding upon Precision and, to Precision’s knowledge, Duke, and authorizes Precision to grant the rights under the Duke IP granted to Baxalta under this Agreement. As of the Effective Date, Precision is not in breach of the Duke Agreement. Precision shall comply in all material respects with the Duke Agreement and shall not modify or amend the Duke Agreement in a manner that would reduce Baxalta’s access or rights to the Duke IP without the prior written consent of Baxalta.

10.2.9 To Precision’s knowledge, no invention claimed by any Precision Patent owned by Precision was made or reduced to practice using any funding of the U.S. Government.

10.2.10 To Precision’s knowledge, Precision is not in possession of any in-licensed Third Party Know-How or Patent Rights that are necessary to Develop, use, manufacture or Commercialize any Licensed Product Candidate or Licensed Product but are not Controlled by Precision. As of the Effective Date, the only Third Party Patents that are included within the Precision Patents and the Precision Platform Patents are the Cellectis Patents and Patents contained within the Duke IP.

ARTICLE XI.

CERTAIN COVENANTS

11.1 Covenants.

11.1.1 Mutual Covenants. Each Party hereby covenants throughout the Term as set forth below:

(a) All of such Party’s and its Affiliates’ Agents working under this Agreement will be under the obligation to assign to such Party or such Party’s Affiliate, as applicable, in each case as the sole owner, all right, title and interest in and to their inventions and discoveries arising in the performance of such work, whether or not patentable, either immediately upon invention or, if applicable Law so provides, upon disclosure to and demand made by such Party or such Party’s Affiliates; provided, however, that for employees based in Germany, Austria, or any other jurisdiction where a prior obligation to assign is not permitted, the obligation under this paragraph will be deemed satisfied if (i) each such employee is obligated to notify his employer of such inventions and (ii) the employer has an established program for receiving such notifications and timely claiming ownership of or exclusive rights to such inventions after notification.

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(b) Such Party will not, and will cause its Affiliates not to, employ or use any Agent that employs any individual or entity (i) that has been debarred by a Regulatory Authority under applicable Laws or convicted of a crime for which such Person could be so debarred, or (ii) that is the subject of a debarment investigation or proceeding of a Regulatory Authority under applicable Laws, in each case of clauses (i) and (ii), in the conduct of such Party’s or its Affiliates’ activities under this Agreement. If during the Term, a Party has reason to believe that actions or omissions have occurred that will cause such Party to breach the covenant in the immediately preceding sentence, then such Party promptly shall notify the other Party of same in writing.

(c) Such Party shall not, and shall cause its Affiliates not to, enter into any agreement or other arrangement with a Third Party that conflicts with the rights granted to the other Party under this Agreement.

11.1.2 Precision Covenants. Precision covenants that it will update Exhibit E on a regular basis during the Term of this Agreement, at least once per year upon each anniversary of the Effective Date (provided updates are required at such time). In addition, Precision covenants that it will not amend the Cellectis Agreement in any manner that would have the effect of diminishing the rights granted by Precision to Baxalta hereunder without Baxalta’s prior written consent, not to be unreasonably withheld.

11.2 Restrictive Covenants.

11.2.1 Precision Restrictive Covenants.

(a) In consideration for the payments and rights granted to it under this Agreement, Precision agrees that for so long as [***], Precision will not [***].

(b) If [***] (this Section 11.2.1(b), together with Section 11.2.1(a), the “Precision Restrictive Covenants”).

(c) Notwithstanding anything to the contrary in this Agreement, but without limiting the obligations of Precision as it relates to its Affiliates (including an Acquirer) as set forth in Section 11.2.1(a), Section 11.2.1(b), Section 16.1.2(a) or Section 16.1.2(b), [***].

(d) Notwithstanding Section [***] shall not be a breach of the Precision Restrictive Covenants, provided that (i) Precision notifies Baxalta of such [***] period following such [***], (ii) within such [***] and (iii) during any such [***].

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11.2.2 Baxalta Restrictive Covenants.

(a) In consideration for the payments, rights and licenses granted to it under this Agreement, Baxalta agrees that for so long as [***], Baxalta will not, and will cause its Affiliates not to, [***] (the “Baxalta Restrictive Covenants” and, together with the Precision Restrictive Covenants, the “Restrictive Covenants”).

(b) Notwithstanding Section 11.2.2(a) [***] shall not be a breach of the Baxalta Restrictive Covenants, provided that Baxalta notifies Precision of such [***] and either: (i) Baxalta provides written notice, within [***], that Baxalta is terminating this Agreement with respect to [***] in accordance with Section 14.2.5 (Termination for Convenience), with an effective date of such termination not later than [***] days after the lapse of such [***] period, or (ii) Baxalta notifies Precision of [***] within the [***] period following such [***], and within such [***] period, Baxalta or its Affiliate, as applicable, [***].

11.2.3 Injunctive Relief. Each Party acknowledges and agrees that the other Party may be irreparably damaged if the Restrictive Covenants are not performed by a Party in accordance with their specific terms, and that any such breach by a Party may not be adequately compensated by monetary damages alone. Each Party shall be entitled to enforce any Restrictive Covenant by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of the Restrictive Covenants, without posting any bond or other undertaking.

11.2.4 Attorneys’ Fees. If any arbitration or other legal proceeding is brought by a Party for the enforcement of the Restrictive Covenants, or to recover damages or other applicable remedy based on an alleged dispute, breach or default in connection with Restrictive Covenants, the prevailing Party shall be entitled to recover reasonable attorneys’ fees and other reasonable costs and expenses incurred in enforcing the Restrictive Covenants, and such Party shall be entitled to (i) cause the other Party to reimburse such reasonable fees, costs and expenses, or (ii) offset such reasonable fees, costs and expenses against any amounts payable to the other Party under this Agreement.

11.2.5 Offset of Damages. Each Party shall be entitled to cause the other Party to pay or to offset, against amounts payable to the other Party under this Agreement, any amounts of damages determined in an arbitration or other legal proceeding, to be owed to such Party by the other Party based on the other Party’s breach of the Restrictive Covenants.

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ARTICLE XII.

CONFIDENTIALITY

12.1 Confidentiality Obligations of Baxalta.

12.1.1 Subject to Section 12.3, during the Term and for a period of [***] Baxalta:

(a) shall hold in strict confidence any and all information disclosed to it by Precision, including Precision Know-How and including all information disclosed to it by Precision prior to the Effective Date under the Confidentiality Agreement (together “Precision Confidential Information”), and shall not use, nor disclose or supply to any Third Party, nor permit any Third Party, to have access to the Precision Confidential Information, without first obtaining the written consent of Precision, except in connection with the performance of its obligations and exercise of its rights under this Agreement;

(b) shall take all reasonable precautions necessary or prudent to prevent material in its possession or control that contains or refers to Precision Confidential Information from being destroyed or lost, or discovered, received, used, intercepted or copied by any Third Party; and

(c) may disclose the Precision Confidential Information only to its Agents, Affiliates, actual and potential Sublicensees, actual and potential collaborators, and actual and potential investors or acquirers, in each case solely to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, the performance of Baxalta’s obligations and exercise of Baxalta’s rights under this Agreement, and may disclose Precision Confidential Information contained in reports provided by Precision pursuant to this Agreement to Baxalta’s actual and potential investors or acquirers; provided in each case that such Agents, Affiliates, actual and potential Sublicensees, actual and potential collaborators and actual and potential investors or acquirers are bound by terms and conditions of confidentiality no less protective than the terms and conditions that bind Baxalta hereunder; provided, however, that the duration of such terms and conditions of confidentiality for such recipients shall be no less than five (5) years.

For the avoidance of doubt, it is understood that Baxalta shall be liable for any breach of the confidentiality obligation under this Section 12.1 by any Person to whom the Precision Confidential Information is disclosed by Baxalta.

12.1.2 Baxalta’s obligations of confidentiality and non-use under this Section 12.1 shall not apply to, and Baxalta shall have no further obligations under this Section 12.1 with respect to, any of the Precision Confidential Information, to the extent that such Precision Confidential Information:

(a) is or becomes part of the public domain without breach by Baxalta of this Agreement;

(b) was rightfully in Baxalta’s possession before disclosure by Precision to Baxalta and was not acquired directly or indirectly from Precision, as documented by Baxalta’s written records;

(c) is obtained from a Third Party with no applicable obligation of confidentiality to Precision, who has a right to disclose it to Baxalta;

(d) is developed independently by Baxalta without use of or reference to the Precision Confidential Information, as evidenced by Baxalta’s written records; or

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(e) is required to be revealed in response to a court decision or administrative order, or to otherwise comply with applicable Law, applicable rules of any recognized stock exchange or quotation system or applicable rules or requirements of the Securities and Exchange Commission or other Governmental Authority or Regulatory Authority, provided, that in each such case Baxalta shall inform Precision immediately by written notice and cooperate with Precision using its Commercially Reasonable Efforts either to seek protective measures for such Precision Confidential Information, or to seek confidential treatment of such Precision Confidential Information, and in any case Baxalta shall disclose only such portion of the Precision Confidential Information which is so required to be disclosed.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of Baxalta unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of Baxalta.

12.1.3 Nothing herein shall prevent Baxalta from disclosing any Precision Confidential Information to the extent that such Precision Confidential Information is required to be used or disclosed for the purposes of seeking or obtaining approvals of Licensed Product Candidates or Licensed Products from Regulatory Authorities, including Marketing Approvals and Reimbursement Approvals, or seeking or maintaining patent protection for Inventions it owns or has responsibility for prosecuting under Article IX.

12.2 Confidentiality Obligations of Precision.

12.2.1 Subject to Section 12.3, during the Term and for a period of [***] Precision:

(a) shall hold in strict confidence any and all information disclosed to it by Baxalta, including Baxalta Know-How and including all information disclosed to it by Baxalta prior to the Effective Date under the Confidentiality Agreement, as well as the fact that any Target is an Included Target under this Agreement (together “Baxalta Confidential Information”), and shall not use, nor disclose or supply to any Third Party nor permit any Third Party to have access to the Baxalta Confidential Information, without first obtaining the written consent of Baxalta, except in connection with the performance of its obligations and exercise of its rights under this Agreement;

(b) shall take all reasonable precautions necessary or prudent to prevent material in its possession or control that contains or refers to Baxalta Confidential Information from being destroyed or lost, or discovered, received, used, intercepted or copied by any Third Party;

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(c) may disclose the Baxalta Confidential Information to its Agents, Affiliates, actual and potential collaborators and actual and potential investors or acquirers, in each case solely to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, the performance of Precision’s obligations and exercise of Precision’s rights under this Agreement, and may disclose Baxalta Confidential Information contained in reports provided by Baxalta pursuant to this Agreement to Precision’s actual and potential investors or acquirers; provided in each case that such Agents, Affiliates, actual and potential collaborators and actual and potential investors or acquirers are bound by terms and conditions of confidentiality no less protective than the terms and conditions that bind Precision hereunder; provided, however, that the duration of such terms and conditions of confidentiality for such recipients shall be no less than five (5) years; and

(d) [***] For the avoidance of doubt, it is understood Precision shall be liable for any breach of the confidentiality obligation under this Section 12.2 by any Person to whom the Baxalta Confidential Information is disclosed by Precision.

12.2.2 Precision’s obligations of confidentiality and non-use under this Section 12.2 shall not apply to, and Precision shall have no further obligations under this Section 12.2 with respect to, any of the Baxalta Confidential Information to the extent that such Baxalta Confidential Information:

(a) is or becomes part of the public domain without breach by Precision of this Agreement;

(b) was rightfully in Precision’s possession before disclosure by Baxalta to Precision and was not acquired directly or indirectly from Baxalta, as documented by Precision’s written records;

(c) is obtained from a Third Party with no applicable obligation of confidentiality to Baxalta, who has a right to disclose it to Precision;

(d) is developed by Precision without use of or reference to the Baxalta Confidential Information, as evidenced by Precision’s written records; or

(e) is required to be revealed in response to a court decision or administrative order, or to otherwise comply with applicable Law, applicable rules of any recognized stock exchange or quotation system or applicable rules or requirements of the Securities and Exchange Commission or other Governmental Authority or Regulatory Authority, provided, that in each such case Precision shall inform Baxalta immediately by written notice and cooperate with Baxalta using its Commercially Reasonable Efforts either to seek protective measures for such Baxalta Confidential Information, or to seek confidential treatment of such Baxalta Confidential Information, and in any case Precision shall disclose only such portion of the Baxalta Confidential Information which is so required to be disclosed.

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Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of Precision unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of Precision.

12.2.3 Nothing herein shall prevent Precision from disclosing any Baxalta Confidential Information to the extent that such Baxalta Confidential Information is required to be used or disclosed for the purposes of seeking or obtaining approvals of Licensed Product Candidates [***] from Regulatory Authorities, including Marketing Approvals and Reimbursement Approvals, or seeking or maintaining patent protection for Inventions it owns or has responsibility for prosecuting under Article IX.

12.2.4 In addition, Precision shall be permitted to disclose Baxalta Confidential Information and the terms and conditions of this Agreement to Duke solely as and to the extent necessary to fulfill Precision’s reporting obligations under the Duke Agreement, provided that such information is disclosed subject to the confidentiality provisions of the Duke Agreement.

12.3 Scientific Publication. Each Party recognizes that the publication of papers regarding results of and other information regarding Licensed Products, Licensed Product Candidates, and Unselected Candidates, including oral presentations and abstracts, may be beneficial to both Parties, provided that publications are subject to reasonable controls to protect Confidential Information and the Parties’ mutual interest in obtaining Patent Rights and protecting trade secret information. Accordingly, the Party proposing publication shall deliver to the JSC for review and approval a copy of any proposed publication or presentation that pertains to any Licensed Product, Licensed Product Candidate or Unselected Candidate at least [***] prior to submitting the material to a publisher or initiating any other publication or presentation. The other Party shall have the right (a) to require modifications of the publication or presentation (i) to protect each Party’s respective Confidential Information, or (ii) for trade secret reasons or business reasons; (b) to delay such submission for an additional [***] as may be reasonably necessary to seek patent protection for the information disclosed in such proposed submission; and/or (c) to prevent such presentation or publication based on a good faith determination that such publication or presentation will have an adverse effect on the non-publishing Party’s ability to procure a patent or, with regard to Baxalta, to Commercialize Licensed Products. Notwithstanding the foregoing, after the Commercial Option Exercise Date, Baxalta shall not be required to share proposed presentations and publications with Precision that relate to any Licensed Product provided that any such presentations and publications (x) do not include any of Precision’s Confidential Information and (y) do not contain any information that has a reasonable likelihood of adversely affecting Precision’s ability to obtain a Patent on any invention owned by Precision relating to Precision Platform Technology or the Licensed Product.

12.4 Press Releases; Publicity.

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12.4.1 Press Release. Except with respect to the press release attached hereto as Exhibit F which will be jointly issued by the Parties upon execution of this Agreement, and except as otherwise permitted under this Agreement, no disclosure shall be made by either Party concerning the execution of this Agreement or the terms and conditions hereof without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

12.4.2 Disclosure of Agreement to Third Parties. Notwithstanding the foregoing in Section 12.4.1, each Party may disclose a copy of this Agreement without the prior written consent of the other Party pursuant to Section 12.1.2(e) or Section 12.2.2(e), as applicable. In addition, the Parties will use good faith efforts to agree in writing upon a redacted form of this Agreement within [***] after the Effective Date that redacts information that each Party considers (in good faith) to be of a competitively sensitive nature (the “Redacted Form of Agreement”), and each Party may disclose a copy of the Redacted Form of Agreement without the prior written consent of the other Party in connection with a due diligence process associated with the negotiation or exploration of a possible financing transaction by such Party or the negotiation or exploration of a possible acquisition transaction involving such Party (e.g., transfer or sale of all or any portion of such Party’s assets, equity or business, or a merger or consolidation or similar business combination transaction or otherwise); provided that (a) such disclosure is made in the course of such diligence, negotiation or exploration pursuant to confidentiality and nonuse obligations consistent with those set forth in this Agreement and (b) that the duration of such terms and conditions of confidentiality for such recipients shall be no less than five (5) years. Notwithstanding the foregoing, either Party may provide an unredacted copy to the Third Party after such Party and the Third Party have executed a non-binding term sheet or letter of intent or have otherwise entered into a period of exclusive negotiation with respect to a possible financing transaction or acquisition transaction involving such Party.

12.4.3 General. Except as otherwise permitted under this Agreement, (a) Precision may not issue a press release or public announcement concerning the Development of any particular Licensed Product Candidates or Licensed Products without Baxalta’s prior written consent, and (b) prior to the Commercial Option Exercise Date for any Licensed Product Candidate, Baxalta may not issue a press release or public announcement concerning the Development of any particular Licensed Product Candidates without Precision’s prior written consent.

12.4.4 Disclosures Required by Law. Each Party agrees that it shall cooperate fully and in a timely manner with the other Party with respect to all disclosures required by the Securities and Exchange Commission and any other Governmental Authority or Regulatory Authority, including requests for confidential treatment of Confidential Information of either Party included in any such disclosure. Notwithstanding any other provision of this Agreement, either Party may issue any public announcement or other disclosure that it is advised by legal counsel is required under applicable Laws or the applicable rules of any recognized stock exchange or

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quotation system, provided that the Parties shall coordinate with each other with respect to the timing, form and content of such required disclosure to the extent practicable under the circumstances, and the Party seeking such disclosure shall use Commercially Reasonable Efforts to provide the other Party with reasonable advance notice thereof (including a copy of the proposed disclosure) and, in any event, at least [***] advance notice. Any request for revision to the content of said disclosure by the non-disclosing Party shall be furnished to the disclosing Party as promptly as necessary for the disclosing Party to comply with such requirements in a timely manner. Without limiting the foregoing, each Party shall consult in good faith with the other Party on the provisions of this Agreement (for the avoidance of doubt, including the schedules and exhibits hereto) to be redacted in any filings made by either Party with the Securities and Exchange Commission or as otherwise required by applicable Law.

12.4.5 Right to Further Disclose. Once a public disclosure that is required pursuant to applicable Law, pursuant to applicable rules of any recognized stock exchange or quotation system or by the Securities and Exchange Commission or other Governmental Authority or Regulatory Authority, is made, in each case in accordance with this Section 12.4, the content of such disclosure (or any portion thereof) may be repeated in one or more subsequent disclosures without any obligation of the disclosing Party to give any notices or obtain any consents for such disclosure that would otherwise be required under this Section 12.4.

ARTICLE XIII.

INDEMNIFICATION

13.1 Precision Indemnity. Precision shall defend, indemnify and hold harmless Baxalta and its Affiliates, successors and permitted assignees and each of its and their respective Agents (collectively, the “Baxalta Indemnitees”) from and against any and all liabilities, losses, costs, damages and expenses, including reasonable attorneys’ fees (collectively, “Damages”), to the extent arising out of or resulting from any claim, suit, action, demand or other proceeding made or brought against one or more Baxalta Indemnitees by a Third Party in connection with (a) the gross negligence, recklessness, or intentional wrongful acts or omissions of Precision or its Affiliates or their respective employees, directors, representatives, consultants, independent contractors or agents (collectively, “Agents”), in connection with the performance by or on behalf of Precision of Precision’s obligations or exercise of Precision’s rights under this Agreement, (b) any material breach by Precision or its Affiliates or their respective Agents of any representation, warranty, covenant or obligation of Precision set forth in this Agreement, and (c) [***]; except, in any such case, to the extent such Damages are reasonably primarily attributable to any gross negligence, recklessness, willful misconduct or breach of this Agreement by Baxalta or a Baxalta Indemnitee (other than any breach by Baxalta or a Baxalta Indemnitee that primarily resulted from Precision’s or its Affiliates’ or their respective Agents’ breach of this Agreement).

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13.2 Baxalta Indemnity. Baxalta shall defend, indemnify and hold harmless Precision and its Affiliates, successors and permitted assignees and each of its and their respective Agents (collectively, the “Precision Indemnitees”) from and against any and all Damages, to the extent arising out of or resulting from any claim, suit, action, demand or other proceeding made or brought against one or more Precision Indemnitees by a Third Party in connection with (a) the gross negligence, recklessness, or intentional wrongful acts or omissions of Baxalta or its Affiliates or their respective Agents, in connection with the performance by or on behalf of Baxalta of Baxalta’s obligations or exercise of Baxalta’s rights under this Agreement, (b) any material breach by Baxalta or its Affiliates or their respective Agents of any representation, warranty, covenant or obligation of Baxalta set forth in this Agreement, and (c) [***]; except, in any such case, to the extent such Damages are reasonably primarily attributable to any gross negligence, recklessness, willful misconduct or breach of this Agreement by Precision or a Precision Indemnitee (other than any breach by Precision or a Precision Indemnitee that primarily resulted from Baxalta’s or its Affiliates’ or their respective Agents’ breach of this Agreement).

13.3 Indemnification Procedure.

13.3.1 Each Party shall notify the other in the event it becomes aware of a claim for which indemnification may be sought pursuant to this Article XIII. In case any claim, suit, action, demand or other proceeding (including any governmental investigation) shall be instituted involving any Party or its Indemnitees in respect of which indemnity may be sought pursuant to this Article XIII, such Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing (an “Indemnification Claim Notice”); provided, that the failure to promptly provide an Indemnification Claim Notice shall not relieve the Indemnifying Party of its indemnification obligations except, and only to the extent, that the Indemnifying Party is actually incrementally damaged as a result of such failure. The Indemnifying Party and Indemnified Party shall promptly meet to discuss how to respond to any claims that are the subject matter of such proceeding. At its option, the Indemnifying Party may assume the defense of a Third Party claim subject to indemnification as provided for in this Section 13.3 with competent counsel free of any conflict of interest with the Indemnified Party by giving written notice (a “Defense Election Notice”) to the Indemnified Party within [***] after its receipt of the applicable Indemnification Claim Notice (the “Election Time Period”), solely for claims (a) that solely seek monetary damages and (b) as to which the Indemnifying Party expressly agrees in writing that, as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the claim in full (the matters described in (a) and (b), the “Litigation Conditions”). If the Indemnifying Party does not deliver a Defense Election Notice to the Indemnified Party during the applicable Election Time Period, or if any Litigation Condition is not satisfied, the Indemnified Party will assume responsibility for and control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party will reimburse the Indemnified Party for all costs and expenses, including reasonable attorneys’ fees, incurred by the Indemnified Party in defending itself.

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13.3.2 Upon assuming the defense of a Third Party claim in accordance with this Section 13.3, the Indemnifying Party shall be entitled to appoint competent counsel free of any conflict of interest with the Indemnified Party in the defense of the Third Party claim. Should the Indemnifying Party assume and continue the defense of a Third Party claim, except as otherwise set forth in this Section 13.3, the Indemnifying Party will not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party after the date of assumption of defense in connection with the analysis, defense, countersuit or settlement of the Third Party claim. Without limiting this Section 13.3, any Indemnified Party will be entitled to participate in, but not control, the defense of a Third Party claim for which it has sought indemnification hereunder and to engage counsel of its choice for such purpose; provided, however, that such engagement will be at the Indemnified Party’s own cost and expense unless (a) the engagement thereof has been specifically requested by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume and actively further the defense and engage counsel in accordance with this Section 13.3 (in which case the Indemnified Party will control the defense), or (c) the Indemnifying Party no longer satisfies the Litigation Conditions.

13.3.3 Subject to the Litigation Conditions continuing to be satisfied, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Damages, on such terms as the Indemnifying Party, in its reasonable discretion, will deem appropriate (provided, however, that such terms (a) shall include a complete and unconditional release of the Indemnified Party from all liability with respect thereto and (b) shall not include any admission of fault by, or impose any liability or obligation on, the Indemnified Party), and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay pursuant to such settlement or disposal of such claim prior to the time such payments become due by the Indemnified Party. With respect to all other entries of judgment, entries into settlements or other dispositions of Damages in connection with a Third Party claim for which the Indemnifying Party has assumed the defense in accordance with this Section 13.3, the Indemnifying Party will only have authority to consent to the entry of such judgment, entry into such settlement or such other disposition of Damages if it has obtained the Indemnified Party’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

13.3.4 The Indemnifying Party that has assumed the defense of the Third Party claim in accordance with this Section 13.3 (and continues to maintain control of such defense pursuant to this Section 13.3) will not be liable for any settlement or other disposition of any Damages by an Indemnified Party that is reached without the prior written consent of such Indemnifying Party. The Indemnified Party will not admit any liability with respect to, or settle, compromise or discharge, any Third Party claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party claim in accordance with this Section 13.3. If the Indemnifying Party chooses to defend or prosecute any Third Party claim, the Indemnified Party will cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses including to the extent possible, former employees and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with such Third Party claim. Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such

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Third Party claim, and making Agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for all its reasonable out of pocket expenses incurred in connection with such cooperation.

13.3.5 Each Party shall maintain, at its cost, a program of insurance or self-insurance against liability and other risks associated with its activities and obligations under this Agreement, including its Clinical Trials, its Development, use, manufacture and Commercialization of any Licensed Product Candidates or Licensed Products and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for the activities to be conducted by it under this Agreement. All insurance required by this Section 13.3.5 shall be maintained during the Term and each Party shall, from time to time, provide copies of certificates of such insurance to the other Party upon request. Further, each Party shall list the other Party as an additional insured on all insurance policies. All insurance required by this Section 13.3.5 shall be maintained for at least [***] following expiration or termination of this Agreement.

13.4 Limitation of Liability; Exclusion of Damages; Disclaimer.

13.4.1 EXCEPT TO THE EXTENT A PARTY IS REQUIRED TO PROVIDE INDEMNIFICATION UNDER SECTION 13.1 OR SECTION 13.2, AND EXCEPT IN THE CASE OF A BREACH OF ARTICLE XII, AND WITHOUT LIMITING THE LIABILITY OF A PARTY FOR INFRINGEMENT OR MISAPPROPRIATION OF THE INTELLECTUAL PROPERTY RIGHTS OF THE OTHER PARTY OR ANY OF ITS AFFILIATES OR FOR FRAUD OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, DIMINUTION OF VALUE, OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON PERFORMANCE HEREUNDER.

13.4.2 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY PROVIDES ANY REPRESENTATIONS OR WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, REGARDING ANY SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS AND IMPLIED, INCLUDING REGARDING TITLE, VALIDITY, PATENTABILITY, ENFORCEABILITY OF PATENT RIGHTS, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

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ARTICLE XIV.

TERM; TERMINATION

14.1 Term. This Agreement shall become effective as of the Effective Date and shall remain in effect until the first to occur of (a) the instance that, at any time from and after the expiration of the Nomination Period, there are no Included Targets, (b) expiration of all Commercial Option Exercise Periods for all Licensed Product Candidates if no Commercial Option Exercise Dates have occurred, or (c) the expiration of the last to expire Royalty Term in the Territory and satisfaction of all of Baxalta’s payment obligations under this Agreement; in each case of (a), (b) and (c), unless this Agreement is earlier terminated in its entirety pursuant to Section 14.2 (the “Term”). In the event of expiration of this Agreement pursuant to clause (c) of this Section 14.1, (x) the Commercial Licenses previously granted to Baxalta upon exercise of Commercial Options shall continue in full force and effect, shall not be revocable and shall be considered to be fully paid up and (y) subject to the confidentiality obligations contained in Article XII, Baxalta shall have the right to freely use all Know-How disclosed to it by Precision hereunder solely in connection with the Development, manufacture and Commercialization of Licensed Products and Licensed Product Candidates Directed to Included Targets in the Field.

14.2 Early Termination.

14.2.1 By Either Party for Material Breach. Without prejudice and in addition to any other contractual remedy the non-breaching Party may have with respect to this Agreement, either Party may, upon a material breach of this Agreement (as it relates to this Agreement in its entirety or to any particular Licensed Product Candidate or Licensed Product) by the other Party, terminate this Agreement (at the non-breaching Party’s option, either (a) in its entirety or (b) for any material breach of the Agreement relating only to certain of the Licensed Product Candidate(s) or Licensed Product(s), (i) with respect the affected Licensed Product Candidate(s) or Licensed Product(s), or (ii) with respect to the affected Included Target, including all Licensed Product Candidates and Licensed Products Directed to such Included Target) by providing [***] prior written notice [***] to the breaching Party, specifying in such notice the breaching Party’s material breach and demanding its cure, with such termination being effective upon the end of such [***] cure period or, if applicable, the end of the extended cure period set forth in the immediately following sentence, in each case if the applicable material breach has not then been cured. [***]. Neither Party may terminate this Agreement pursuant to this Section 14.2.1 if the other Party’s material breach of this Agreement was primarily the result of the terminating Party’s material breach of this Agreement.

14.2.2 By Precision for Patent Challenge. Precision shall have the right to terminate this Agreement in its entirety immediately upon written notice to Baxalta if Baxalta, itself or through an Affiliate (other than any Person within the Baxalta Parent Group), or any of its Sublicensees, directly or through assistance granted to a Third Party commences or participates in any administrative, judicial or similar proceeding challenging the validity, enforceability and/or

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patentability of any Precision Patent or Precision Platform Patent (except where such action is ordered by a court, patent office or other tribunal or is required by Law),(such action, a “Patent Challenge”), however, Patent Challenge shall exclude (a) any bona fide patent infringement defense against a claim of infringement of such Patent Rights brought by Precision, a Precision Affiliate or a Third Party and (b) in response to a claim by Precision that a royalty payment is due, assertion by Baxalta that the Royalty Term has expired because there is no longer a Valid Claim of a Precision Patent Covering a Licensed Product in the applicable country.

14.2.3 By Either Party for Insolvency. Either Party (the “Non-Debtor Party”) may terminate this Agreement in its entirety effective immediately upon delivery of written notice to the other Party (the “Debtor Party”) if the Debtor Party is dissolved or liquidated, files or has filed against it a petition as a debtor under Title 11 of the U.S. Bankruptcy Code (excluding a reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code if the Debtor Party is continuing to perform all of its obligations under this Agreement) that is not dismissed within [***], makes an assignment of all or substantially all of its property for the benefit of its creditors or has a receiver or trustee appointed for all or substantially all of its property.

14.2.4 For Force Majeure. This Agreement may be terminated in its entirety as set forth in Section 17.15.2.

14.2.5 By Baxalta for Convenience. Baxalta may terminate this Agreement (a) in its entirety or (b) with respect to one or more Included Targets (including all Licensed Product Candidates and Licensed Products Directed to such Included Targets), or with respect to one or more Licensed Product Candidates or Licensed Products, in each case effective at any time after [***], by providing [***] prior written notice to Precision [***]. The Parties shall continue to perform their respective obligations hereunder with respect to the Included Targets, Licensed Product(s) and Licensed Product Candidate(s) to which the termination applies until the effective date of the termination as described in the immediately preceding sentence. For clarity, if Baxalta has terminated this Agreement with respect to all Licensed Product Candidates and Licensed Products Directed to a particular Included Target, then Baxalta shall be deemed to have terminated this Agreement with respect to such Included Target pursuant to this Section 14.2.5.

14.3 Effects of Termination.

14.3.1 Effect of Termination by Precision for [***] or Termination by Baxalta for [***].

(a) In the event of termination by Precision [***], in each case without prejudice and in addition to any contractual remedy either Party may have with respect to this Agreement, the following shall apply:

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(i) Baxalta agrees to grant and hereby grants to Precision and its Affiliates, effective upon such termination, a royalty-bearing, worldwide, transferrable (solely in connection with a transfer of the rights related to the applicable Reversion Product), irrevocable license (with the right to grant sublicenses through multiple tiers) under the Reversion IP to make, have made, use, sell, offer for sale, import and otherwise Develop and Commercialize Reversion Products in the Field in the Territory. Such license will be exclusive (even as to Baxalta and its Affiliates) or non-exclusive, on a Patent-by-Patent basis, based on Precision’s election made in a written notice to Baxalta with respect to each of the Patents included in the Reversion IP (“Reversion Patents”). Precision may also decline to accept the foregoing license on a Patent-by-Patent basis by providing written notice thereof to Baxalta. With respect to any Reversion Patents licensed to Precision on an exclusive basis, Precision shall have all of the rights granted to Baxalta in (A) Sections 9.5, 9.7, 9.8 and 9.9 determined mutatis mutandis as if such Reversion Patents were Precision Patents under such Sections, and (B) Section 9.2 determined mutatis mutandis as if such Reversion Patents were Product-Related Patents under such Section. During the period in which a Valid Claim of any Reversion Patent licensed to Precision would, but for the license granted in this Section 14.3.1(a)(i) be infringed by Development, manufacture, use or Commercialization of a particular Reversion Product in the country of sale, on a Reversion Product-by-Reversion Product, country-by-country basis, Precision shall pay to Baxalta annual (once per Calendar Year) non-refundable, non-creditable royalty payments equal to [***]. Such royalty payment shall be subject to Sections 8.4.2, 8.4.6, 8.4.7, 8.5, 8.6, 8.7 and 8.8, each determined mutatis mutandis with respect to sales by Precision, its Affiliates and sublicensees and Reversion Patents (and without Section 9.3 limiting Precision’s rights under Section 8.4.2, if applicable).

(ii) Upon Precision’s request and, except in connection with termination by Precision in accordance with Section 14.2.1 or Section 14.2.2, at Precision’s expense (including payment at the then-prevailing FTE rate for work provided by Baxalta employees), as to any or all of the following, Baxalta shall:

(1) to the extent permitted by Law or the terms of any applicable Third Party agreements, assign to Precision its and its Affiliates’ entire right, title and interest in and to all materials, licenses, Third Party agreements, preclinical and clinical data, safety data and all other supporting data that is in Baxalta’s or its Affiliates’ Control, and deliver to Precision a copy of all relevant Know-How, in each case that relates to, and to the extent reasonably necessary for, Precision to continue the Development, use, manufacture and Commercialization of the Reversion Products; provided, that Baxalta shall not be obligated to translate or reformat any data or to convert or adapt any database or software (it being understood that such data and databases shall be transferred on an as-is basis);

(2) furnish Precision with reasonable cooperation to transition to Precision the management and continued performance of any clinical or other studies in progress then being conducted by Baxalta or its Affiliates related to the Reversion Products which Precision determines to continue in compliance with applicable Laws and ethical guidelines applicable to the transfer or termination of any such studies; provided, that in the event that Precision informs Baxalta that it does not intend to continue specific Development activities then in progress, Baxalta shall bear its own costs and expenses incurred in closing out such activities;

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(3) transfer to Precision any and all Regulatory Filings, Global Dossiers and related regulatory data and Know-How, Marketing Approvals and Reimbursement Approvals and all other filings and submissions with and to Regulatory Authorities with respect to the Reversion Products; and, to this end, Baxalta shall use Commercially Reasonable Efforts to file for transfer with the relevant Regulatory Authorities and to give all other notifications and approvals necessary under applicable Law for the transfer of Regulatory Filings, Global Dossiers and related regulatory data and Know-How, Marketing Approvals and Reimbursement Approvals and such other filings and submissions;

(4) use Commercially Reasonable Efforts to transfer to Precision the manufacturing processes, documents, materials and other Know-How reasonably necessary for the manufacture, testing and supply of the Reversion Products, in each case to the extent (A) Controlled by Baxalta, (B) Baxalta is legally or contractually, as applicable, permitted to so transfer, and (C) such processes, documents, materials and other Know-How are actually used (at the time of the applicable termination) by or on behalf of Baxalta or its Affiliates in the manufacture of the Reversion Products (in all cases, provided that Baxalta shall not be obligated to incur any costs or expenses from the use of such transferred processes, documents, materials or other Know-How by or on behalf of Precision);

(5) provide reasonable technical assistance relating to the manufacture, testing and supply of the Reversion Products as necessary for Precision to be qualified or to qualify a Third Party for the manufacturing of such Reversion Products, such assistance being limited to assistance that a manufacturer familiar with, and having experience with equipment for, manufacturing of CAR-T, and in any case not to exceed a total of [***];

(6) after fulfillment of Baxalta’s existing commitments to its customers (including its distributors), sell to Precision Baxalta’s then-existing inventory of Reversion Products, at [***]; provided that Precision shall not be obligated to purchase such inventory and such sale shall only occur if Precision shall notify Baxalta within thirty (30) days after the effective date of termination that Precision elects to exercise such right;

(7) to the extent permitted by Law, transfer to Precision ongoing Clinical Trials of Reversion Products being conducted by or under authority of Baxalta as of the date of the applicable termination notice, continue to conduct such Clinical Trials up to such transfer or, if requested by Precision, terminate such Clinical Trials in a manner conforming to applicable Laws; provided, that Baxalta shall not be obligated to translate or reformat documents or databases or to convert or adapt any database or software (it being understood that such documents and databases shall be transferred on an as-is basis);

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(8) Baxalta shall not withdraw or cancel any Reversion Product Marketing Approval or Reimbursement Approval or application for either, unless expressly instructed so by Precision in writing; provided that Precision shall be responsible for all costs and expenses for the maintenance of all Marketing Approvals and Reimbursement Approvals following receipt of notice of termination;

(9) Baxalta shall negotiate in good faith with Precision a royalty-free, fully paid up license for use of the Licensed Product Marks that have been used in commerce solely with Reversion Products (excluding any corporate name or logo of Baxalta or any of its Affiliates and any trademarks that are used by Baxalta or any of its Affiliates on products that are not Reversion Products), together with all goodwill relevant thereto, throughout the Territory;

(10) Baxalta shall thereafter refrain from making any statement, public or otherwise, regarding any Reversion Products unless Baxalta is required to make such statement pursuant to applicable Law, such statement is limited to the fact that Baxalta is no longer Developing or Commercializing the Reversion Products or Precision shall have approved any such statement in writing; and

(11) following written request by Precision, Baxalta shall take such other actions and execute such other instruments, assignments and documents that are reasonably necessary to effect the transfers and grants of rights under this Section 14.3.1 to Precision.

Following the foregoing assignments and transfer, all information and Know-How so assigned or transferred that was previously Confidential Information of Baxalta shall thereafter be deemed the Confidential Information of both Parties under Article XII. In addition, following the foregoing assignments and transfer and without limiting Precision’s other rights and remedies under this Agreement for such breach, Baxalta shall be deemed to no longer be in continuing breach of this Agreement.

(iii) For the avoidance of doubt, in the event that this Agreement is terminated in its entirety or with respect to one or more Included Targets, the terminated Included Target(s) shall not be subject to any further Nomination right of Baxalta under this Agreement, and the Reversion Products shall not be subject to the Precision Restrictive Covenants.

(b) With respect only to termination by Baxalta [***] upon Precision’s request, Baxalta will [***].

14.3.2 Effect of Termination by Baxalta for Precision’s Uncured Material Breach of the Precision Restrictive Covenants or Enablement of an Acquirer to Conduct a Competitive Program; [***].

(a) The provisions set forth in subsections (b) and (c) of this Section 14.3.2 shall apply if Baxalta terminates this Agreement with respect to an Included Target pursuant to Section 14.2.1 based on a Final Determination that one of the following has occurred with respect to such Included Target:

(i) Precision has materially breached the Precision Restrictive Covenants and fails to cure such breach (if capable of cure) within ninety (90) days after receipt of Baxalta’s written notice of such breach (or, in the case of a good faith dispute as to whether a breach occurred, within ninety (90) days after a Final Determination that such breach occurred), provided, that, without limiting the foregoing in this clause (i), any such breach of the Precision Restrictive Covenants shall be deemed material and incapable of cure if such breach resulted in Commercialization of any product comprising engineered human T cells with Chimeric Antigen Receptors in the Field (whether Allogeneic, autologous or otherwise) that is Directed to the applicable Included Target; or

(ii) Precision does any of the following (each of which shall be deemed a material breach of this Agreement) during the term the Firewall is required to be in effect and ending on the Commercial Option Exercise Date for the Included Target that is the subject of the Firewall: (x) affirmatively performs a technology transfer to the Acquirer of the Precision Know-How or Precision Platform Technology in a manner that enables the Acquirer to conduct a Competitive Program Directed to such Included Target based on the Precision Know-How or Precision Platform Technology, (y) grants the Acquirer a license or a covenant not to assert under the Precision Know-How, Precision Platform Technology, Precision Platform Patents or Precision Patents in a manner that enables the Acquirer to conduct such a Competitive Program, or (z) transfers ownership of the Precision Know-How, Precision Platform Technology, Precision Platform Patents or Precision Patents to the Acquirer in the absence of restrictions requiring that such Precision Know-How, Precision Platform Technology, Precision Platform Patents or Precision Patents not be used to conduct such a Competitive Program; and fails to cure such breach (if capable of cure) within ninety (90) days after receipt of Baxalta’s written notice of such breach (or, in the case of a good faith dispute as to whether a breach occurred, within ninety (90) days after a Final Determination that such breach occurred).

(b) The licenses granted to Baxalta under Section 2.5.1 and Section 4.3 of this Agreement with respect to the Licensed Product Candidates and Licensed Products Directed to the Included Target that was the subject of such breach will become royalty-free, fully paid up, perpetual and irrevocable, with Baxalta being deemed to have previously exercised the Commercial Option for any then-existing Licensed Product Candidates Directed to such Included Target (but shall have no obligation to pay the Commercial Option Exercise Fee).

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(c) [***]

14.3.3 Effect of Termination for Any Reason. In the event of termination of this Agreement (in whole or in part) for any reason (including the reasons set forth in Section 14.3.1 and Section 14.3.2), in each case without prejudice and in addition to any contractual remedy either Party may have with respect to this Agreement, in addition to the rights and obligations set forth in Section 14.3.1 and Section 14.3.2 (as and if applicable), the following shall apply:

(a) If such termination is with respect to one or more, but not all, Licensed Product Candidates or Licensed Products, or one or more, but not all, Included Targets, the effects of termination set forth in Section 14.3.1 or Section 14.3.2, as applicable, and Section 14.3.3(b) shall apply solely as to such Licensed Product Candidates or Licensed Products, or in the case of such termination with respect to an Included Target apply solely as to such Included Target and all Licensed Product Candidates and Licensed Products Directed to such Included Target. Except as otherwise expressly set forth in this Section 14.3.3 or in Section 14.3.1, Section 14.3.2 or Section 14.3.4, all rights and obligations of the Parties under this Agreement with respect to any terminated Licensed Product Candidates, terminated Licensed Products and terminated Included Targets shall cease.

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(b) Except as expressly set forth in Section 14.3.1(a)(i), Section 14.3.2(b) or Section 14.3.2(d) (as and if applicable), all licenses granted to either Party under this Agreement, including all sublicenses thereunder, shall immediately terminate. Notwithstanding the foregoing, if this Agreement is terminated by Precision pursuant to Section 14.2.3 (Termination for Insolvency), any sublicenses granted by Baxalta prior to the effective date of such termination shall continue provided that (i) the Sublicensee consents to the assignment of its sublicense agreement to Precision and agrees in writing with Precision to render all performance required under its sublicense agreement directly to Precision, (ii) the Sublicensee cures any uncured material breach of Baxalta existing at such time within [***] of such termination, and (iii) the Sublicensee agrees in writing with Precision that Precision will not be obligated to perform under such sublicense to the extent such sublicense requires obligations of Precision that exceed the obligations of Precision under this Agreement.

(c) Within [***] following the expiration of this Agreement or termination of this Agreement in its entirety, each Party shall, at the request of the other Party, (i) deliver to the other Party, or certify the destruction of any and all tangible Confidential Information of the other Party in such Party’s possession, (ii) to the extent practicable, remove Confidential Information of the other Party from all databases and systems and in those instances where removal is not practicable, segregate or otherwise indicate that such Confidential Information is restricted, and/or (iii) treat all Confidential Information of the other Party contained in lab notebooks in accordance with such Party’s then current procedure for the status of the project and properly note that such Confidential Information contained in such lab notebooks is restricted. Notwithstanding the foregoing, Precision may retain such Confidential Information of Baxalta as is necessary or useful for the practice of the rights granted to it under Section 14.3.1.

(d) With respect to termination of this Agreement in part, this Agreement shall continue in full force and effect with respect to the Development, manufacture and Commercialization of any remaining Licensed Product Candidates and Licensed Products until the effective date of expiration or termination with respect thereto, without any modification to this Agreement unless otherwise mutually agreed between the Parties.

14.3.4 Survival. The following Articles and Sections of this Agreement, as well as remedies for breach of this Agreement, shall survive expiration or termination of this Agreement for any reason: ARTICLE I (solely to the extent required to enforce any other surviving rights or obligations of the Parties), Section 2.6.1(c), Section 4.5, ARTICLE VIII (solely to the extent any right to payment has accrued prior to the effective date of termination), Section 9.1, Section 12.1, Section 12.2, Section 12.4, ARTICLE XIII, Section 14.3, ARTICLE XV and ARTICLE XVII.

14.3.5 Other Remedies. Termination or expiration of this Agreement for any reason shall not release any Party from any liability or obligation that has accrued prior to such termination or expiration, nor affect the survival of any provision hereof to the extent it is expressly stated to survive termination or expiration. Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies, or claims, whether for damages or otherwise, that a Party may have hereunder with respect to the period prior to such termination or expiration or that may arise out of or in connection with such termination or expiration.

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ARTICLE XV.

DISPUTE RESOLUTION

15.1 Resolution by Executive Officers; Mediation. The Parties shall attempt to resolve any and all disputes, claims or controversies arising out of or relating to this Agreement promptly by negotiation between Executive Officers of the respective Parties, in each case who have authority to settle the dispute, claim or controversy. If a Party provides written notice to the other Party regarding any such dispute, claim or controversy and such dispute, claim or controversy is not resolved through such negotiation procedures within [***] after receipt of such written notice by the other Party (or immediately if the Executive Officers have been unable to resolve such dispute, claim or controversy pursuant to Section 3.1.6(c)), then the Parties shall endeavor in good faith to settle the dispute, claim or controversy by confidential mediation by the International Institute for Conflict Prevention & Resolution (“CPR”) pursuant to the CPR Mediation Procedure for a period not to exceed [***]. The Parties will select a mediator from the CPR Panels of Distinguished Neutrals (“CPR Panels”). If such dispute, claim or controversy is not resolved by the Executive Officers or by mediation, then it shall be submitted for final and binding arbitration pursuant to Section 15.2.

15.2 Arbitration. To the extent not resolved pursuant to Section 15.1, any dispute, claim or controversy arising out of or relating to this Agreement (for the avoidance of doubt, including the Development Plans) or the alleged breach, termination, enforcement, interpretation or validity hereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined solely by arbitration in New York, New York, in the language in which this Agreement is written. Notwithstanding anything to the contrary in this Agreement, (a) any disputes, claims or controversies arising out of, or for which resolution depends in whole or in part on a determination of the interpretation, validity, enforceability or infringement of, Patent Rights or the misappropriation of trade secrets, shall not be subject to arbitration under this Agreement and (b) each Party may apply to any court of law or equity of competent jurisdiction for temporary injunctive or other interim relief, pending completion of arbitration, to enforce or prevent any violation of this Agreement.

15.2.1 Arbitration Format. Any arbitration hereunder shall be administered by the CPR pursuant to its Rules for Administered Arbitration. References herein to any arbitration or mediation rules or procedures mean such rules or procedures as amended from time to time, including any successor rules or procedures, and references herein to the CPR include any successor thereto. The arbitration shall be before three (3) arbitrators, selected within [***] after the date such dispute, claim or controversy is referred for arbitration. Each Party shall designate one (1) arbitrator from the CPR Panels in accordance with the “screened” appointment procedure

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provided in Rule 5.4 of the CPR Rules. The two Party-appointed arbitrators will select the third arbitrator from the CPR Panels and such third arbitrator will serve as the arbitration panel’s chair or president. All three (3) arbitrators shall have at least ten (10) years’ experience in biotechnology licensing, discovery, development or commercialization matters; provided that, in the event of a dispute, claim or controversy relating to the ownership of Patent Rights and Know-How developed under this Agreement, the arbitrators also shall be patent attorneys with at least ten (10) years’ experience in the relevant subject matter area. This Section 15.2, and the arbitration itself, shall be governed by the laws of the State of New York and the Federal Arbitration Act, 9 U.S.C. §§ 1-16.

15.2.2 Arbitration Procedures. Consistent with the expedited nature of arbitration, each Party will, upon the written request of the other Party, promptly provide the other Party with copies of documents on which the producing Party may rely in support of or in opposition to any claim or defense and will identify all individuals the Party may call to testify in support of that Party’s claim or defense. Each Party may obtain production of documents from the other Party in response to document requests not to exceed [***] in number, answers to interrogatories by the other Party not to exceed [***] in number, and the examination by deposition of witnesses as set forth in this Section 15.2.2. The arbitrators may permit each Party up to [***] additional document requests and [***] additional interrogatories upon a showing that such additional document requests and interrogatories are relevant and appropriate. Unless the Parties otherwise agree, depositions will occur and documents will be produced in New York, New York. Neither Party shall object to the production of documents on the grounds that documents are located outside the United States or are in the possession, custody or control of an Affiliate of the producing Party. Depositions of fact witnesses shall be limited to a maximum of [***]. Additional depositions may be taken only with the permission of the arbitrators, and for good cause shown. In addition to depositions of fact witnesses as provided above, each Party shall have the right to depose all testifying experts designated by the other Party. Each deposition shall be limited to a maximum of eight (8) hours of testimony conducted during [***] duration, except that any deposition involving an interpreter shall be limited to a maximum of [***] of testimony. If agreed by the Parties, any deposition or testimony may be conducted by videoconference. All objections are reserved for the arbitration hearing except for objections based on privilege, the form of questions, and proprietary or confidential information. Any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators. All discovery shall be completed within [***] following the appointment of the arbitrators unless the Party initiating such arbitration elects by written notice to the other Party to expand such period to a period of up to [***]. Each Party may present at the hearing a total of [***] of direct testimony. Testimony by sworn affidavit filed by a Party will be permitted provided the witness is made available by that Party at the hearing for cross-examination by the other Party. In the arbitrators’ discretion, costs or fees relating to the retrieval, review and production of electronic discovery may be assessed in whole or in part against the Party requesting such discovery. All briefing, hearings, post-hearing briefing, and the arbitral award shall be completed within [***] following the completion of discovery. A record that includes all hearings and all evidence (including exhibits, deposition transcripts, and affidavits admitted into evidence) shall be maintained in any arbitration in which [***].

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15.2.3 Arbitral Awards. The panel of arbitrators shall have no power to award non-monetary or equitable relief of any sort, other than injunctions and specific performance. The arbitrators will have no authority to award punitive or other damages not measured by the prevailing Party’s actual damages, except as may be required by applicable statute. The arbitrators shall have no power or authority, under the CPR Rules or otherwise, to relieve the Parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement or to award any damages or other relief that conflicts with the express terms of this Agreement. In any arbitration in which [***], the arbitrators shall render a written decision setting forth the factual and legal bases of the award. The arbitrators also shall render a written decision setting forth the factual and legal bases of any award that [***]. In any case, the award of the arbitrators shall be final and binding on the Parties, except as such award may be modified pursuant to appeal as set forth in Section 15.2.4. Either Party may seek to confirm and enforce any final award entered in arbitration in any court of competent jurisdiction as provided in Section 17.13. The cost of the arbitration, including the fees of the arbitrators (excluding each Party’s attorneys’ fees), shall be borne by the Party the arbitrators determine has not prevailed in the arbitration; provided, if a Party does not prevail on all issues, the arbitrators shall award costs in reasonable proportion to the issues on which such Party prevails.

15.2.4 Arbitral Appeals. The arbitral award may be appealed to a tribunal of appellate arbitrators pursuant to the CPR Arbitration Appeal Procedure if [***]. Otherwise, the award shall not be appealable and shall be subject only to such challenges as are permitted under the Federal Arbitration Act, 9 U.S.C. §§ 1-16. In any appeal, the arbitration tribunal and the appeal tribunal may take such interim measures as it deems necessary. The Parties agree to use commercially reasonable efforts to conclude the appeal within [***] after its commencement. Any appeal will be conducted in New York, New York in the language in which this Agreement is written. The cost of the appeal, including the fees of the tribunal of appellate arbitrators (excluding each Party’s attorneys’ fees), shall be borne by the Party the appellate arbitrators determine has not prevailed in the arbitration; provided, if a Party does not prevail on all issues, the appellate arbitrators shall award costs in reasonable proportion to the issues on which such Party prevails.

15.2.5 Confidentiality. Except as may be required to confirm or enforce a final award, or as may be required by applicable Law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

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ARTICLE XVI.

CERTAIN ADDITIONAL MATTERS

16.1 Change of Control of Precision.

16.1.1 Notice Regarding Potential or Completed Change of Control of Precision.

(a) During the Nomination Period, Precision will provide prompt written notice to Baxalta in the event that (i) Precision executes or intends to execute a non-binding term sheet or letter of intent relating to the terms of a potential Change of Control of Precision, (ii) Precision has entered into or intends to enter into a period of exclusive negotiation with respect to a potential Change of Control of Precision, (iii) Precision receives an unsolicited offer proposing a potential Change of Control of Precision that Precision intends to accept or with respect to which Precision intends to initiate discussions with the Third Party making such a proposal, or (iv) Precision initiates an external process seeking offers from Third Parties with respect to a potential Change of Control of Precision, in each case subject to confidentiality obligations to Third Parties, the fiduciary obligations of Precision’s executive officers and board of directors and applicable Laws, and it being understood and agreed that Precision shall not be required to disclose any further information (including the identity of any potential Acquirer) other than the fact that one of the foregoing events has occurred. Precision represents and warrants that, as of the Effective Date, none of the events described in subsections (i)—(iv) above has occurred and is currently in effect or ongoing.

(b) Precision will provide Baxalta with prompt written notice prior to, contemporaneous with or promptly after the closing of any Change of Control of Precision.

16.1.2 [***]. Following the closing of a Change of Control of Precision, the following provisions shall apply with respect to each Included Target:

(a) [***].

(i) [***]

(ii) [***]

(iii) [***]

(b) Additional Limitation for Included Targets [***]. Without limiting the obligations of Precision set forth in Section 16.1.2(a), from and after the designation by Baxalta of a Target as an Included Target in accordance with this Agreement, and regardless of whether [***], Precision covenants that it will not [***].

(c) Cessation of Certain Obligations. The notification and update obligations set forth in Section 2.4.1 and Section 2.4.3 shall continue solely with respect to any Inactive Targets for which Precision has initiated Development prior to the date of closing of the Change of Control of Precision. For clarity, the rights and restrictions in connection with the Inactive Target Non-Disclosure Period shall not apply with respect to any sharing of any Inactive Target Evaluation Data with the Acquirer.

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(d) Effect on CDCP Option and Existing CDCP Agreements. Precision shall not have the right to exercise the CDCP Option pursuant to Section 7.3.2 with respect to any Licensed Product Directed to an Included Target for which [***]. If a CDCP Agreement has previously been executed with respect to any Licensed Product Directed to an Included Target for which [***], Baxalta may (at its option) terminate such CDCP Agreement within [***] and the Parties will agree upon terms for the orderly transition of Precision’s activities under such CDCP Agreement to Baxalta (which may include, without limitation, acquisition by Baxalta of any sales force dedicated to the applicable Licensed Product). [***].

16.2 Effect of Final Determination of [***]. If a Final Determination is made that [***] then upon Baxalta’s written request, [***]

16.2.1 [***]

16.2.2 [***]

16.2.3 [***]

16.2.4 [***]

16.2.5 [***]

16.2.6 [***]

16.2.7 [***]

16.2.8 [***]

16.2.9 [***]

16.3 Effect of Final Determination of [***]. If a Final Determination is made that [***]

16.3.1 [***]

16.3.2 [***]

16.3.3 [***]

16.3.4 [***]

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16.3.5 [***]

16.3.6 [***]

16.3.7 [***]

16.3.8 [***]

16.3.9 [***]

16.4 Other Remedies. Nothing in this Article XVI shall limit any other rights or remedies that a Party would otherwise have at law or in equity.

ARTICLE XVII.

GENERAL PROVISIONS

17.1 Assignment. This Agreement is binding upon and will inure to the benefit of the Parties and their respective permitted assignees or successors in interest, including those that may succeed by assignment, transfer or otherwise to the ownership of the assets necessary to the conduct of the business to which this Agreement relates. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, assign or otherwise transfer this Agreement, together with all of its rights and obligations hereunder, to any of its Affiliates, or to a successor in interest in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates (including by transfer or sale of all or any portion of such Party’s assets, equity or business), or in the event of its merger or consolidation or similar business combination transaction. Notwithstanding the foregoing, Precision shall not be required to obtain Baxalta’s consent to sell, assign, pledge as security, contribute, or otherwise transfer, in whole or in part, to any Third Party its rights to receive any payment under this Agreement, and, as it relates to any such transfer, Precision may provide to such Third Party (i) a copy of reports received from Baxalta pursuant to Section 8.4.6 and (ii) the result of any audit conducted in pursuant to Section 8.4.7, in each case of (i) and (ii), provided that any such Third Party is bound by confidentiality and non-use obligations equivalent in scope to those set forth in ARTICLE XII of this Agreement. Any purported assignment in violation of the preceding sentences in this Section shall be void. Any permitted assignee or successor shall assume and be bound by all obligations of its assignor or predecessor under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Patent Rights and Know-How Controlled by an entity that is a permitted assignee, transferee or successor of a Party under this Agreement, or an entity who becomes an Affiliate of a Party during the Term (or any Affiliate of any such entity), whether such Patent Rights and Know-How were developed prior to or after the transaction that was the basis for such assignment, transfer or succession or resulted in such entity becoming an Affiliate, shall be automatically excluded from

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the rights licensed to the other Party under this Agreement; provided, however, that following such a transaction involving Precision, if at Precision’s sole option (a) Precision uses or commences to use any of such excluded Know-How, or (b) Precision comes to Control and uses or commences to use any such excluded Patent Right, in each case for purposes of performing Precision’s Development and manufacturing responsibilities with respect to a Licensed Product Candidate or Licensed Product, such intellectual property will be included within the Patent Rights or Know-How licensed to Baxalta pursuant to this Agreement with respect to such Licensed Product Candidate or Licensed Product, as Precision Patents, Precision Know-How, Precision Platform Patents or Precision Platform Technology, as applicable.

17.2 Allocation of Costs. Without limiting Baxalta’s payment obligations under ARTICLE VIII of this Agreement, each of Baxalta and Precision shall be solely responsible for all costs and expenses it incurs in connection with their activities under this Agreement except as otherwise expressly set forth in this Agreement.

17.3 Headings; Rules of Construction. Headings are inserted for convenience and shall not affect the meaning or interpretation of this Agreement. Each Party agrees that this Agreement shall be interpreted without regard to any presumption or rule requiring construction against the Party causing this Agreement to be drafted. Except as otherwise explicitly specified to the contrary in this Agreement, (a) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement and reference to a particular section of this Agreement shall include all subsections thereof, (b) references to a section, exhibit or schedule means a section of, or exhibit or schedule to, this Agreement, (c) definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender, (d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (e) references to a rule, statute or regulation (including CPR rules and procedures) include all rules and regulations thereunder and any successor statute, rule or regulation, in each case as amended or otherwise modified from time to time, (f) references to a particular Governmental Authority include any successor agency or body to such Governmental Authority and (g) references to “days” means calendar days, unless specified as Business Days.

17.4 No Implied Waiver. No waiver of any default hereunder by either Party or any failure to enforce, or delay in enforcing, any rights hereunder shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof.

17.5 Notices. Any notice or other communication given by one Party to the other Party under this Agreement must be in writing and shall be sufficient if (a) delivered personally or (b) sent by registered or certified mail, return receipt requested, reputable overnight business courier, email or fax, in each case properly addressed to the receiving Party as set forth below. The effective date of any notice or other communication given hereunder shall be the actual date of receipt by the receiving Party.

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If to Precision:

Precision BioSciences, Inc.

302 East Pettigrew Street, Suite A-100

Durham, NC 27701

Facsimile: (480) 393-5553

Attention: Michael Dombeck, Vice President, Business Development

with a copy (which copy shall not constitute legal notice to Precision) to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP

150 Fayetteville Street, Suite 2300

Raleigh, NC 27601

Facsimile: (919) 821-6800

Attention: John R. Therien, Esq.

If to Baxalta:

Baxalta Incorporated

1200 Lakeside Drive

Bannockburn, IL 60015

Facsimile: (224) 940-8294

Email: legal.operations@baxalta.com

Attention: Legal Department

and

Baxalta GmbH

Thurgauerstrasse 130

8152 Glattpark (Opfikon)

Switzerland

Attention: Legal Department

with a copy (which copy shall not constitute legal notice to Baxalta) to counsel:

Baxalta Incorporated

1200 Lakeside Drive

Bannockburn, IL 60015

Email: general.counsel@baxalta.com

Attention: General Counsel

Any Party may change its notification address by giving notice to the other Party in the manner herein provided.

17.6 Severability. Whenever possible, each term and provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable Laws, but, if any term or provision of this Agreement is held to be invalid or unenforceable under applicable Laws, such term or provision shall be invalid and ineffective only to the extent of such invalidity or unenforceability, without invalidating or making unenforceable the remainder of this Agreement. In the event of such invalidity or unenforceability, the Parties shall use reasonable efforts to seek and agree on an alternative valid and enforceable provision that preserves the original purpose and intent of the Agreement.

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17.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties and shall cancel and supersede any and all prior and contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof, including the Confidentiality Agreement and that certain non-binding term sheet exchanged by the Parties prior to the Effective Date.

17.8 Amendment; Waiver. Any amendment or modification to this Agreement shall only be made in writing and shall only be valid when signed by an authorized representative of each Party. No term or provision of this Agreement, including the Parties’ respective obligations, may be waived except by a writing signed by the Party against which such waiver is sought to be enforced.

17.9 Counterparts. This Agreement may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

17.10 Agency. Neither Party is, nor shall be deemed to be, an employee, agent, co-venturer, or legal representative of the other Party for any purpose. Neither Party shall be entitled to enter into any contracts in the name of, or on behalf of the other Party, nor shall either Party be entitled to pledge the credit of the other Party in any way or hold itself out as having the authority to do so.

17.11 Further Actions. Each Party agrees to execute, acknowledge, and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purpose and intent of this Agreement.

17.12 Compliance with Laws. Each Party will comply with all applicable Laws in performing its obligations and exercising its rights hereunder, including all applicable Laws relating to the export, re-export or other transfer of any Know-How transferred pursuant to this Agreement.

17.13 Governing Law; Jurisdiction. Any dispute, claim or controversy arising under or related to this Agreement, including the construction, validity and performance of this Agreement, shall be governed in all respects by the substantive laws of the state of New York, excluding its provisions regarding conflicts of law; provided, however, that any issue relating to the interpretation, construction, validity, enforceability or infringement of Patent Rights shall be determined according to the patent laws of the country (or countries) in which the relevant Patent (or Patents) issued. Subject to Section 15.2, this Agreement will be subject to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court is not of competent jurisdiction, a court of competent jurisdiction located in New York, New York. Each Party hereby consents to the personal jurisdiction of such courts for the purposes of any action brought consistent with this Agreement.

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17.14 Rights in Bankruptcy.

17.14.1 Effect on Licenses. All rights and licenses granted under or pursuant to this Agreement by Precision or Baxalta are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code and of any similar provisions of applicable Laws under any other jurisdiction (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. Each Party agrees that the other Party, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Laws. Each Party agrees during the Term, to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against the Debtor Party under the Bankruptcy Laws (excluding a reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code if the Debtor Party is continuing to perform all of its obligations under this Agreement), the Debtor Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee under the Bankruptcy Laws) shall, as the Non-Debtor Party may elect in a written request, immediately upon such request:

(a) perform all of the obligations provided in this Agreement to be performed by the Debtor Party including, where applicable, providing to the Non-Debtor Party portions of such intellectual property (including embodiments thereof) held by the Debtor Party and such successors and assigns or otherwise available to them and to which the Non-Debtor Party is entitled to have access under this Agreement; or

(b) provide to the Non-Debtor Party all such intellectual property (including embodiments thereof) held by the Debtor Party and such successors and assigns or otherwise available to them and to which the Non-Debtor Party is entitled to have access under this Agreement; and

(c) not interfere with the rights of the Non-Debtor Party under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in the Bankruptcy Laws.

17.14.2 Rights to Intellectual Property. If (a) a case under the Bankruptcy Laws is commenced against the Debtor Party, (b) this Agreement is rejected by the trustee pursuant to the Bankruptcy Laws, and (c) the Non-Debtor Party elects to retain its rights hereunder as provided in the Bankruptcy Laws, then the Debtor Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee under the Bankruptcy Laws) shall provide to the Non-Debtor Party all such intellectual property (including embodiments thereof) held by the Debtor Party and such successors and assigns, or otherwise available to them, and to which the Non-Debtor Party is entitled to have access under this Agreement, immediately upon the Non-Debtor Party’s written request. Whenever the Debtor Party or any of its successors or assigns provides to the Non-Debtor Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 17.14.2, the Non-Debtor Party shall have the right to perform the obligations of the Debtor Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the Non-Debtor Party shall release the Debtor Party from any such obligation or liability for failing to perform it.

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17.14.3 Additional Rights. All rights, powers and remedies of the Non-Debtor Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including under the Bankruptcy Laws) in the event of the commencement of a case under the Bankruptcy Laws by or against the Debtor Party. The Non-Debtor Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including under the Bankruptcy Laws) in such event. The Parties agree that they intend the foregoing rights to extend to the maximum extent permitted by applicable Laws, including for purposes of the Bankruptcy Laws:

(a) The right of access to any intellectual property (including embodiments thereof) of the Debtor Party to which the Non-Debtor Party is entitled to have access under this Agreement, or any Third Party with whom the Debtor Party contracts to perform an obligation of the Debtor Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, manufacture or Commercialization of Licensed Products; and

(b) The right to contract directly with any Third Party described in Section 17.14.3(a) to complete the contracted work.

17.15 Force Majeure.

17.15.1 No failure or delay by either Party in the performance of any obligation hereunder (other than any obligation to make a payment to the other Party) shall be deemed a breach of this Agreement nor create any liability for any damages, increased cost or losses which the other Party may sustain by reason of such failure or delay of performance, if the same shall arise from any cause or causes beyond the control of that Party, such as earthquake, storm, flood, fire, other acts of nature, epidemic, war, riot, hostility, public disturbance, cessation of transport, act of public enemies, prohibition or act by a Governmental Authority or public agency, strike or other labor dispute or work stoppage (collectively “Force Majeure”); provided, however, that the failing or delaying Party shall (a) without undue delay, notify the other Party in writing of the applicable failure or delay and (b) continue to take all commercially reasonable actions within its power to comply with its obligations hereunder as fully as possible and to mitigate possible damages.

17.15.2 Should an event of Force Majeure continue for more than [***], the Parties shall promptly discuss their further performance under this Agreement and whether to modify or terminate this Agreement in view of the effect of the event of Force Majeure. Any such modification or termination of this Agreement shall be effective only upon mutual written agreement of the Parties.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FINAL EXECUTION VERSION

CONFIDENTIAL

17.16 Consideration. The Parties acknowledge that each of the licenses and rights granted by Precision in this Agreement and each of the provisions of this Agreement for efforts or assistance by Precision and access to Precision Patents, Precision Know-How and Precision Platform Patents, individually and collectively, constitute good, valuable and sufficient consideration for each and all of the fees and payments called for hereunder and for each and all of the other obligations of Baxalta, its Affiliates and Sublicensees; and the Parties further acknowledge that the individual and collective rights under and access to Precision Patents, Precision Know-How and Precision Platform Patents renders the way in which those fees and payments hereunder are determined, and their duration, appropriate and desirable as a matter of convenience.

17.17 Antitrust.

17.17.1 To the extent required by the HSR Act, each Party will (a) file or cause to be filed, as promptly as practicable after Baxalta’s provision of a Commercial Option Exercise Notice (but not later than [***], except in the case of provision of the Commercial Option Exercise Notice in accordance with Section 16.2.4 or Section 16.3.4 which shall be not later than [***]), with the United States Federal Trade Commission (“FTC”) and the United States Department of Justice (“DOJ”), all reports and other documents required to be filed by such Party under the HSR Act concerning the exercise of the applicable Commercial Option and (b) promptly comply with or cause to be complied with any requests by the FTC or DOJ for additional information concerning the exercise of the applicable Commercial Option, in each case so that the waiting period applicable to the applicable Commercial Option under the HSR Act will expire as soon as practicable after the date hereof. Each Party agrees to request, and to cooperate with the other Party in requesting, early termination of any applicable waiting period under the HSR Act. The Parties acknowledge that compliance with the timelines set forth in this paragraph will require the Parties to begin to prepare such filings sufficiently in advance of provision of the Commercial Option Exercise Notice, and if it is reasonably expected that the Commercial Option Exercise Notice will be provided then each Party agrees to commence any required actions as soon as possible in advance of provision of the Commercial Option Exercise Notice.

17.17.2 From the date of each Commercial Option Exercise Notice through receipt of Antitrust Clearance (but for no longer than [***] after the date of the Commercial Option Exercise Notice unless otherwise agreed between the Parties), Baxalta and Precision agree (and shall cause each of their respective Affiliates) to use their respective commercially reasonable efforts, (a) to cooperate to obtain any authorizations, clearances, orders or approvals required for the exercise of the Commercial Option under the HSR Act and any other federal, state or foreign Law, regulation or decree designed to prohibit, restrict or regulate actions intended to or having the effect of reducing competition or monopolizing or restraining trade (collectively, “Antitrust Laws”); (b) to promptly respond to any request by any Governmental Authority for information under any Antitrust Law; (c) to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree,

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FINAL EXECUTION VERSION

CONFIDENTIAL

judgment, injunction or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the exercise of any Commercial Option under any Antitrust Law; (d) to promptly inform the other Party upon receipt of any material communication from the FTC, the DOJ or any other Governmental Authority regarding the exercise of any Commercial Option; (e) subject to applicable legal limitations and the instructions of any Governmental Authority, keep the other Party apprised of the status of matters relating to the exercise of any Commercial Option, including promptly furnishing the other Party with copies of material notices or other material communications received by such Party or any of their respective Affiliates, as the case may be, from any Third Party and/or any Governmental Authority with respect to the exercise of any Commercial Option, and (f) refrain from taking any action the purpose or effect of which could reasonably be expected delay, impair or impede the termination of any waiting period or the receipt of any required consents, permits, authorizations or approvals of any Governmental Authority. The Parties shall each permit legal counsel for the other Party a reasonable opportunity to review in advance, and consider in good faith the views of the other Party in connection with, any proposed material written communication to any Governmental Authority. Each of the Parties agrees, subject to applicable legal limitations and the instructions of any Governmental Authority, not to participate in any substantive meeting or discussion, either in person or by telephone, with any Governmental Authority in connection with the exercise of any Commercial Option unless it consults with the other Party in advance and gives the other Party the opportunity to attend and participate. Notwithstanding the foregoing, Baxalta shall, on behalf of the Parties, control and lead all communications and strategy relating to Antitrust Laws and litigation matters relating to the Antitrust Laws (provided that Precision is not prohibited from complying with applicable Law), subject to good faith consultations with Precision and the inclusion of Precision at meetings with Governmental Authorities with respect to any discussion related to the exercise of any Commercial Options under the Antitrust Laws.

17.17.3 Baxalta shall be responsible for all costs, expenses (other than Precision’s legal expenses), and filing fees in connection with this Section 17.17.

17.17.4 Notwithstanding the foregoing, nothing in this Section 17.17 or otherwise in this Agreement shall require Baxalta to propose, negotiate, effect or agree to, the sale, divestiture, license or other disposition of any assets or businesses or otherwise take any action that limits the freedom of action with respect to, or its ability to retain any of the businesses, product lines or assets.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matthew Kane
Name:	Matthew Kane
Title:	CEO

[signatures continue on following page]

Signature Page to Development and Commercial License Agreement

BAXALTA INCORPORATED

By:	/s/ Robert J. Hombach
Name:	Robert J. Hombach
Title:	Executive Vice President, Chief
Financial Officer and Chief
Operations Officer

BAXALTA US INC.

By:	/s/ Robert J. Hombach
Name:	Robert J. Hombach
Title:	Executive Vice President, Chief
Financial Officer and Chief
Operations Officer

[signatures continue on following page]

Signature Page to Development and Commercial License Agreement

BAXALTA GMBH

By:	/s/ René Büchel
Name:	Dr. René Büchel
Title:	Dir. Plasma Procurement

By:	/s/ Yvo Aebli
Name:	Yvo Aebli
Title:	Controller Switzerland & ECG

Signature Page to Development and Commercial License Agreement

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EXHIBIT A

DUKE IP

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EXHIBIT B

SUPPLY AGREEMENT TERM SHEET

OVERVIEW

PARTIES	Baxalta and Precision

SUBJECT MATTER	This “Supply Agreement Term Sheet” sets forth the key terms that will be included in the supply agreement that the Parties will negotiate as contemplated by Section 6.2 of the Agreement (the “Supply Agreement”). Pursuant to the Supply Agreement, Precision or its CMO will manufacture and Precision will supply clinical trial materials for use in Phase II Clinical Trials, including Phase II Ready Batches, to Baxalta. Baxalta will retain the right to engage or appoint additional suppliers and/or CMOs from time to time in its sole discretion to produce Product for Phase II Clinical Trials or for any further Development and Commercialization.

TERRITORY	As defined in the Agreement.

DEFINITIONS	All capitalized terms used but not otherwise defined in this Supply Agreement Term Sheet shall have the meaning set forth in the Development and Commercial License Agreement between Precision and Baxalta of which this Exhibit is a part (referred to as the “Agreement” for purposes of this Supply Agreement Term Sheet).

MANUFACTURING OBLIGATIONS

MANUFACTURING OF PRODUCT

Precision shall supply to Baxalta formulated Licensed Product Candidates or Licensed Product (as applicable, the “Product”) for use by Baxalta in Phase II Clinical Trials.

Prior to manufacture by Precision of any Product for use in Phase I or Phase II Clinical Trials, the Parties will establish (and the JSC shall approve) a written specification for each Product, setting forth Product attributes and the corresponding test methods and quality systems adequate to ensure quality and consistency of the Product (the “Specification”).

Precision shall manufacture all Product for Clinical Trial use in accordance with cGMP, the Specification and the Quality Agreement. Precision may not make any material changes to the manufacturing process for Product without JSC approval. Precision shall label Product in accordance with the JSC’s instructions in a manner appropriate for clinical use. Precision shall ensure that all Product supplied to Baxalta has the minimum shelf life specified in the Specification for the applicable Product.

All manufacturers and suppliers of materials to manufacture Product shall be Baxalta certified and approved prior to the initiation of manufacture.

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FORECASTS AND ORDERS

The quantity of the Phase II Ready Batch shall be established for each Product by the JSC in accordance with the Agreement. Baxalta shall deliver a binding order for the Phase II Ready Batch not less than [***] before its requested delivery date.

If Baxalta determines that it requires additional quantities of Product for use in Phase II Clinical Trials after supply of the Phase II Ready Batch, Baxalta shall provide Precision with a non-binding forecast of its requirements as soon as practicable after making such determination and shall adjust its forecast from time to time as its expected requirements of such additional Product change. Baxalta shall issue a binding order of its requirements of Product not less than [***] before its requested delivery date. The Supply Agreement will acknowledge that the process for manufacture of the Products has variable yields and will provide appropriate accommodation parameters regarding ordered and delivered quantities of Products.

CERTIFICATE OF ANALYSIS	In conjunction with each delivery of Product, Precision shall provide a signed Certificate of Analysis certifying that the Product in such shipment meets all requirements of the final Specification.

DELIVERY	EXW (ICC Incoterms 2010) Precision’s manufacturing facility.

FINANCIAL TERMS

SUPPLY PRICE AND PAYMENT

Baxalta shall purchase Product (other than Phase II Ready Batches) from Precision at a supply price equal to [***].

Precision may invoice Baxalta upon delivery, and Baxalta will pay all correctly issued invoices within [***] days after receipt.

Precision will not charge [***] Baxalta for the Phase II Ready Batches.

MISCELLANEOUS

TERM AND TERMINATION

The term of the Supply Agreement will commence upon execution of the Supply Agreement and shall continue until six (6) months after completion of manufacture of the Phase II Ready Batch of the last Licensed Product Candidate Baxalta may pursue under the Agreement. The Parties can mutually agree to extend the Supply Agreement. The Supply Agreement will be in place prior to Precision’s manufacture of any Licensed Product Candidate for use in Clinical Trials.

The Supply Agreement will automatically terminate if the Agreement terminates. In addition, either Party may terminate the Supply Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches its obligations under the Supply Agreement (which termination shall be substantially similar to Section 14.2.1 of the Agreement)

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REPRESENTATIONS, WARRANTIES / INDEMNIFICATION / LIMITATIONS OF LIABILITY

The Supply Agreement shall contain customary representations and warranties relating to the manufacture and supply of products in the pharmaceutical industry, including representations and warranties that (i) Products are manufactured in compliance with the Specification, cGMP and the Quality Agreement, (ii) Products are not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (21 USC §321, as amended), (iii) Precision will comply with all applicable Laws in connection with its manufacturing activities, and (iv) that Precision will not use any personnel that to its knowledge have been debarred or disqualified or committed any act subject to debarment or disqualification.

In addition, the Supply Agreement shall include appropriate indemnification provisions (including for breach of warranty) and limitations of liability, in each case as are reasonable and customary for agreements for supply of clinical study material.

CONFIDENTIALITY	Article XII of the Agreement shall govern the Parties’ obligations with respect to confidentiality.

ASSIGNMENT AND CHANGE OF CONTROL	These matters will be subject to the same terms as agreed by the Parties with respect to such matters in the Agreement.

GOVERNING LAW	New York

DISPUTE RESOLUTION	Article XV of the Agreement shall govern resolution of disputes arising under the Supply Agreement.

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EXHIBIT C

QUALITY AGREEMENT TERM SHEET

OVERVIEW

PARTIES	Baxalta and Precision

SUBJECT MATTER	This “Quality Agreement Term Sheet” sets forth the key terms that will be included in the quality agreement that the Parties will negotiate as contemplated by Section 6.3 of the Agreement (the “Quality Agreement”).

TERRITORY	As defined in the Agreement.

DEFINITIONS	All capitalized terms used but not otherwise defined in this Quality Agreement Term Sheet shall have the meaning set forth in the Development and Commercial License Agreement between Precision and Baxalta of which this Exhibit is a part (referred to as the “Agreement” for purposes of this Quality Agreement Term Sheet).

QUALITY AGREEMENT SCOPE

GENERAL SCOPE AND RESPONSIBILITIES

The Quality Agreement will define the responsibilities and interactions of Baxalta and Precision for the clinical production of Product by Precision pursuant to the Supply Agreement, specifically relating to quality control, quality assurance and validation of clinical supply of Product to ensure that Product complies with the Specification (as defined in the Supply Agreement Term Sheet), licenses, and marketing authorizations.

The Quality Agreement is intended to comply with the guidance and directives set forth in current Good Manufacturing Practice (cGMP) requirements for the United States and the European Union. The Parties will be responsible for ensuring compliance to cGMPs for the roles outlined in the Quality Agreement.

TERM	The Quality Agreement will be coterminous with the Supply Agreement, except for those provisions that may survive termination or expiration, which include, without limitation, the provisions regarding complaints, recalls, regulatory inquires and inspections, completion of defined testing, product-specific document storage, and reserve samples.

JOINT QUALITY TEAM

Baxalta and Precision will implement a joint quality team (the “JQT”) to facilitate communication and consensus on issues related to Product quality. Meetings will be held at a frequency that is adequate to assist the JQT responsible for final functional quality decision-making authority with respect to the clinical trial materials. Minimally, the following metrics will be reviewed each meeting:

•  Significant changes (change controls)

•  Out of Specifications (OOS)

Additional subjects include but are not limited to review of major nonconformities to the Specification, cGMP or the Quality Agreement, and logistics related to Product Candidate testing and release.

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ADDITIONAL TERMS

The Quality Agreement will contain provisions relating to the following, which are reasonable and customary consistent with Baxalta’s practices:

•  Manufacturing cGMP compliance

•  Primary packaging

•  Qualification/validation/calibration

•  Quality control

•  Quality assurance

•  Change management

•  Third Party subcontracting

•  Vendor management

•  Regulatory responsibilities

•  Traceability

•  Regulatory compliance

•  Analytical method transfer

•  Technology transfer

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EXHIBIT D

FORM CDCP AGREEMENT TERM SHEET

OVERVIEW

PARTIES	Baxalta and Precision.

SUBJECT MATTER	This “CDCPA Term Sheet” sets forth the key terms that will be included in the form CDCP Agreement that the Parties will negotiate as contemplated by Section 7.3.3 of the Agreement.

TERRITORY	United States, including its territories and possessions

DEFINITIONS

All capitalized terms used but not otherwise defined in this CDCPA Term Sheet shall have the meaning set forth in the Development and Commercial License Agreement between Precision and Baxalta of which this Exhibit is a part (referred to as the “Agreement” for purposes of this CDCPA Term Sheet).

“Regional Product” means [***].

GOVERNANCE AND ALLOCATION OF RESPONSIBILITY FOR CDCP PRODUCT

GOVERNANCE

The Parties will establish a joint co-development and co-promotion committee (for purposes of this CDCPA Term Sheet, the “Committee”) which shall oversee the clinical Development, manufacturing, and Commercialization of each Licensed Product for which Precision has exercised the CDCP Option (each, a “CDCP Product”) for the Territory. The Committee shall be put in place immediately upon execution of the CDCP Agreement. The Committee will operate in substantially the same manner as the JSC under Section 3.1 of the Agreement, except that the matters over which the Committee will have oversight shall be limited to issues relating to Development, manufacturing, and Commercialization of the CDCP Product(s).

Any disagreement or inability to reach unanimous consensus on the Committee shall be subject to resolution through procedures substantially the same as those set forth in Section 3.1.6 of the Agreement; provided, however, that if after the process set forth in Section 3.1.6(b) of the Agreement the Executive Officers are unable to resolve a particular issue, Section 3.1.6(c) and Article XV of the Agreement shall not apply and instead Baxalta shall have final decision-making authority on all decisions required to be made by the Committee. Baxalta will covenant not to use bad faith in exercising its final decision making authority.

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DEVELOPMENT

The Parties will equally share all costs and expenses in connection with all aspects of further Development of the CDCP Product for the Territory after the effective date of the CDCP Agreement.

Promptly after execution of the CDCP Agreement, the Committee will set the required form and contents of a comprehensive Development plan for the CDCP Product for the Territory, which plan will allocate responsibility to the Parties for any further Development of the CDCP Product (the “Joint Development Plan”). The Joint Development Plan shall be appropriately coordinated with Baxalta’s global plan for Development, manufacturing and Commercialization for the CDCP Product, with Baxalta being the sponsor of any Clinical Trials, including those that are conducted on a global basis (“Global Studies”). The Joint Development Plan will contain an estimate of the budget for the period covered by the Joint Development Plan. For clarity, the Joint Development Plan shall not require any activity directed to Development of the CDCP Product for Commercialization outside the Territory.

Baxalta will prepare an initial Joint Development Plan in good faith in consultation with Precision and subject to the Committee’s review and approval. Baxalta will review and, as necessary, update the Joint Development Plan at least annually, in each case in good faith in consultation with Precision and subject to the Committee’s review and approval. Each Party may request at any time that the Committee approve other updates to the Joint Development Plan. All Development activities for the CDCP Product related to the Territory shall be performed in accordance with the Joint Development Plan. To the extent Third Parties are engaged under contract by either Party to perform Development activities consistent with the Joint Development Plan, such contracts shall provide for appropriate indemnification rights that are equally protective of each Party, and to the extent Precision engages under contract any such Third Party, all such contracts will be subject to Baxalta’s approval.

Promptly after executing the CDCP Agreement and concurrently with preparing the Joint Development Plan, Baxalta will prepare the initial budget for the first year of the activities set forth in the Joint Development Plan (the “Initial Joint Development Budget”) in good faith in consultation with Precision and subject to the Committee’s review and approval. Thereafter, Baxalta will prepare a budget for the activities under the Joint Development Plan on an annual basis prior to the beginning of the next year (each, including the Initial Joint Development Budget, an “Annual Joint Development Budget”), in each case in good faith in consultation with Precision and subject to the Committee’s review and approval. Together with each Annual Joint Development Budget, for

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informational purposes only, so as to facilitate Precision’s planning, Baxalta will provide a non-binding estimate of the budget for activities remaining under the Joint Development Plan in subsequent years. In the event that Baxalta proposes an update to the Joint Development Plan that would have the effect of deviating from the then-current Annual Joint Development Budget in an amount greater than [***]. For a CDCP Product that is not being Developed as a Regional Product, in the event that any Global Studies are conducted, [***] of the aggregate cost of the Global Studies will be reflected in each Annual Joint Development Budget.

In the event that either Party reasonably expects any deviation from an Annual Joint Development Budget in excess of the percent overage threshold set forth above is necessary to complete its Development activities, the Committee shall meet and consider any necessary adjustments to the Annual Joint Development Budget. Further, the Parties will review and reconcile on a Calendar Quarterly basis costs and expenses of each of the Parties in connection with the Joint Development Plan.

Upon execution of the CDCP Agreement, Precision must either: (a) have cash or cash equivalents on hand, or (b) be able to reasonably demonstrate (i) anticipated cash flows, or (ii) access to cash via credit facility or otherwise, in each case sufficient to cover its share of Development costs (in accordance with the reasonably anticipated Initial Joint Development Budget) for at least [***].

COMMERCIALIZATION	The Parties will equally share all costs and expenses in connection with all aspects of Commercialization of the CDCP Product in the Territory. At such time as the Committee deems appropriate (with sufficient time to complete the Joint Commercialization Plan as set forth below), the Committee will set the required form and contents of a comprehensive Commercialization plan for the CDCP Product in the Territory, which plan will allocate responsibility to the Parties for Commercialization of the CDCP Product (the “Joint Commercialization Plan”). The Joint Commercialization Plan will contain an estimate of the budget for the period covered by the Joint Commercialization Plan. Without limiting the foregoing, Precision’s required Commercialization activities will be limited to establishing and maintaining a sales force, but Precision may participate in other Commercialization activities subject to Baxalta approval. The Joint Commercialization Plan will be finalized at least [***] prior to launch of Commercialization of the CDCP Product. The Joint Commercialization Plan shall be appropriately coordinated with Development, manufacturing and Commercialization activities undertaken with respect to the CDCP Product outside the Territory, and shall not require any activity directed to Commercialization of the CDCP Product with respect to countries outside the Territory.

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Baxalta will prepare an initial Joint Commercialization Plan in good faith in consultation with Precision and subject to the Committee’s review and approval. Baxalta will review and, as necessary, update the Joint Commercialization Plan at least annually, in each case in good faith in consultation with Precision and subject to the Committee’s review and approval. Each Party may request at any time that the Committee approve other updates to the Joint Commercialization Plan. All Commercialization activities for the CDCP Product in the Territory shall be performed in accordance with the Joint Commercialization Plan. To the extent Third Parties are engaged under contract by either Party to perform Commercialization activities consistent with the Joint Commercialization Plan, such contracts shall provide for appropriate indemnification rights that are equally protective of each Party, and to the extent Precision engages under contract any such Third Party, all such contracts will be subject to Baxalta’s approval.

Concurrently with preparing the Joint Commercialization Plan, Baxalta will prepare the initial budget for the first year of the activities set forth in the Joint Commercialization Plan (the “Initial Joint Commercialization Budget”) in good faith in consultation with Precision and subject to the Committee’s review and approval. Thereafter, Baxalta will prepare a budget for the activities under the Joint Commercialization Plan on an annual basis prior to the beginning of the next year (each, including the Initial Joint Commercialization Budget, an “Annual Joint Commercialization Budget”), in each case in good faith in consultation with Precision and subject to the Committee’s review and approval. Together with each Annual Joint Commercialization Budget, for informational purposes only, so as to facilitate Precision’s planning, Baxalta will provide a non-binding estimate of the budget for activities remaining under the Joint Commercialization Plan in subsequent years. In the event that Baxalta proposes an update to the Joint Commercialization Plan that would have the effect of deviating from the then-current Annual Joint Commercialization Budget in an amount greater than [***].

In the event that either Party reasonably expects any deviation from any Annual Joint Commercialization Budget in excess of the percent overage threshold set forth above is necessary to complete its Commercialization activities, the Committee shall meet and consider any necessary adjustments to the Annual Joint Commercialization Budget. Further, the Parties will review and reconcile on a Calendar Quarterly basis costs and expenses of each of the Parties in connection with the Joint Commercialization Plan.

All personnel (including sales and marketing personnel) performing Commercialization activities will conform to Baxalta’s qualifications and requirements, as will be set forth in the form CDCP Agreement.

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SALES FORCE AND PROMOTIONAL MATERIALS

Baxalta will direct the training of both Parties’ sales representatives contemplated by the Joint Commercialization Plan and will prepare and implement, in consultation with Precision, a training program and provide training materials for such sales representatives. Baxalta will specify the conduct and content of the CDCP Product training and marketing materials.

Unless otherwise set forth in the Joint Commercialization Plan, each Party is solely responsible for recruiting, hiring and maintaining its sales force for promotion of the CDCP Product in accordance with applicable Law and industry standards, its standard procedures, the Joint Commercialization Plan and the CDCP Agreement. Each Party’s sales representatives will utilize only promotional material approved by Baxalta and all dealings shall be consistent with the approved promotional materials.

Baxalta will have sole authority (i) to execute medical and scientific affairs and programs based upon protocols approved by the Committee, (ii) over all medical affairs activities related to the CDCP Product, (iii) to respond to questions and requests for information about the CDCP Product that go beyond the understanding of the sales representatives or are beyond the scope of the CDCP Product labels and inserts. Further, Baxalta will have sole control over all other customer-facing aspects of Commercialization of the CDCP Product, including but not limited to all aspect of the development & execution of the commercial and promotional strategy, brand name, packaging, pricing, reimbursement, contracting, promotional materials, commercial booth structure & promotional content for display at scientific forums and at other approved venues; provided, however, for a Regional Product, development & execution of the foregoing activities shall be handled by the Committee.

Notwithstanding the foregoing, Precision may, by written notice to Baxalta received at least [***], elect not to field a sales force and instead to share the costs of the Baxalta sales force for promotion of the CDCP Product in accordance with the Profit & Loss Share below.

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REGULATORY	The Parties will assume through the Committee joint responsibility for all regulatory matters regarding seeking Regulatory Approval in the Territory, which shall be part of the Joint Development Plan. Baxalta will take the lead and have final authority with respect to regulatory activities for seeking Regulatory Approval for the CDCP Product, provided that Precision will have the right (i) to review and provide comments on all Regulatory Materials in the Territory other than administrative communications with Regulatory Authorities, and (ii) have a limited number of representatives participate in all meetings with any Regulatory Authorities in the Territory regarding such activities to the extent permitted by the applicable Regulatory Authorities and provided that, for any meetings with limited number of attendees, Baxalta shall have the first right to appoint designees to attend meetings in accordance with the goal of the meeting, but in all events at least one Precision representative shall be permitted to attend at Precision’s request. All Regulatory Materials for the CDCP Product will be owned by Baxalta. Baxalta will maintain the global adverse event database for the CDCP Product in accordance with the Agreement.

REPORTS

Each Party will prepare and provide to the other Party reports regarding its activities under the CDCP Agreement as the Committee may reasonably require or as the other Party may reasonably request.

Each Party will prepare and maintain reasonably complete and accurate records regarding its Development and Commercialization activities under the CDCP Agreement. Each Party will provide to the other Party a reasonably detailed report regarding such efforts at least once every [***] (or more frequently if required by the Committee), with sufficient detail to enable a Party to assess the other Party’s compliance with its obligations under the CDCP Agreement.

PRECISION’S RIGHT TO NEGOTIATE LEAD ROLE

With respect to the fourth, fifth and sixth Included Targets designated by Baxalta under the Agreement, if applicable, for up to two (2) CDCP Products that are anticipated to be Developed as Regional Products, Precision may elect by written notice to Baxalta to negotiate in good faith additional terms of the applicable CDCP Agreement relating to a lead or increased role for Precision with respect to the following:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]

Notwithstanding anything to the contrary, Baxalta shall be required only to discuss with Precision in good faith the terms under which it may agree to a lead or increased role by Precision, but shall not be required to agree to Precision taking a lead or increased role.

FINANCIAL TERMS

PROFIT & LOSS SHARE

The Parties will share equally all operating profits and all operating losses arising from the CDCP Product for and in the Territory, which shall be calculated in accordance with an exhibit to be attached to the CDCP Agreement (the “Profit and Loss”).

The Profit and Loss calculation will include the following: [***].

Each Party shall prepare quarterly reports of their Profits and Losses for the immediately prior Calendar Quarter and submit it to the representatives from each Party selected by the Committee. The representatives shall prepare a reconciliation statement comparing the Parties’ actual Profits and Losses. If the agreed reconciliation statement reflects that a Party has incurred more than its share of Losses (or if the other Party received more than its share of Profits) in the applicable calendar quarter, it may submit an invoice to the other Party for the difference, and the other Party shall pay the amount owed within [***] after receipt of the invoice.

The Parties will agree upon a commercially reasonable FTE rate for Development and Commercialization activities that will be included in the form CDCP Agreement.

MISCELLANEOUS

TERMINATION

The CDCP Agreement will automatically terminate if the Agreement terminates with respect to any CDCP Product in the Territory, and may be terminated in accordance with any provision of the Agreement that provides for termination of the CDCP Agreement. In addition, either Party may terminate the CDCP Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches its obligations under the CDCP Agreement (which termination shall be substantially similar to Section 14.2.1 of the Agreement).

Precision may terminate the CDCP Agreement by delivering written notice to Baxalta [***]. Upon receipt of notice of the Opt-Out, the Committee will promptly meet and agree upon revisions to the Joint Development

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]

Plan and Joint Commercialization Plan as necessary for an orderly wind-down of Precision’s activities prior to the effective date of the Opt-Out, with any additional cost directly related to wind-down of such activities allocated to Precision to be borne by Precision. The effective date of the Opt-Out will be [***] of the Calendar Year after Baxalta’s receipt of the Opt-Out notice. After the effective date of the Opt-Out, Precision will have no further responsibilities for conducting Development or Commercialization activities for the CDCP Product except as set forth in the Agreement, and will no longer share in the Profit and Loss with respect to such CDCP Product. Upon exercising the Opt-Out, the adjusted financials set forth in Section 7.3.5 of the Agreement will no longer apply, and the CDCP Product will again be considered a Licensed Product subject to milestone payments and royalties under the Agreement.

[***].

At any time during the term of the CDCP Agreement, if Precision believes that it may not have access to cash sufficient to cover its share of Development or Commercialization costs (in accordance with the Annual Joint Development Budget or Annual Joint Commercialization Budget, as applicable) for the then-following [***], Precision shall promptly notify Baxalta, and the Parties shall promptly meet and discuss in good faith to resolve the issue. If the Parties agree that Precision will not have sufficient cash for such [***] period, then the Parties shall promptly meet and agree upon revisions to the Joint Development Plan and Joint Commercialization Plan as necessary for an orderly wind-down of Precision’s activities within the [***] following such meeting, with any additional cost directly related to wind-down of such activities allocated to Precision to be borne by Precision. Such cessation of activities shall be deemed an Opt-Out, effective on the date of the last day of the mutually-agreed wind-down activities.

INTELLECTUAL PROPERTY	The intellectual property rights and responsibilities described in the Agreement shall govern the CDCP Agreement.

TRADEMARKS	Baxalta will select trademarks and trade dress for CDCP Products. Precision shall have the right to include its logo on Baxalta-approved marketing materials that are used by Precision’s salesforce in a manner approved by the Committee.

PRESS RELEASE	The Parties may, upon mutual agreement, jointly issue a press release to reflect the co-development and co-promotion of the CDCP Product.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]

INDEMNIFICATION	The CDCP Agreement would contain commercially reasonable indemnification provisions customary for an agreement of this type, consistent with the Agreement.

ASSIGNMENT AND CHANGE OF CONTROL	These matters will be subject to the same terms as agreed by the Parties with respect to such matters in the Agreement.

GOVERNING LAW	New York

DISPUTE RESOLUTION	Executive escalation, followed by binding arbitration with a neutral arbitrator pursuant to the arbitration process set forth in Article XV of the Agreement.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXHIBIT E

PRECISION PATENTS AND PRECISION PLATFORM PATENTS

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[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

E-2

CONFIDENTIAL

EXHIBIT F

PRESS RELEASE

[Follows on next page.]

F-1

Baxalta and Precision BioSciences form Global Genome Editing

Collaboration in Immuno-Oncology

•	Baxalta and Precision BioSciences to utilize proprietary ARCUS genome editing technology to develop an allogeneic CAR T cell therapeutic pipeline

•	Precision BioSciences to receive $105 million upfront, in addition to potential future milestone payments and royalties

BANNOCKBURN, Ill. and DURHAM, N.C., Feb [    ], 2016 – Baxalta Incorporated (NYSE: BXLT), a global biopharmaceutical leader dedicated to delivering transformative therapies to patients with orphan diseases and underserved conditions, and Precision BioSciences, the genome editing company, today announced a global collaboration to develop a broad series of allogeneic chimeric antigen receptor (CAR) T cell therapies directed towards areas of major unmet need in multiple cancers.

CAR T is widely recognized as a breakthrough technology with the potential to become a curative option for certain malignancies. Most CAR T cell therapy technologies isolate cells from cancer patients’ blood and re-engineer them to specifically target receptors on tumor cells. The reprogrammed cells are multiplied in a laboratory and then returned to the patient to target the tumor. This approach has had initial success in clinical trials for certain tumor types, but persistent scaling challenges remain based on the highly personalized nature of the therapy. Precision BioSciences’ proprietary ARCUS genome editing technology enables the production of CAR T cells derived from healthy donors rather than relying on the patient. This approach aims to overcome the manufacturing-related limitations with existing CAR T therapies and enable a broader range of malignancies to be targeted.

“Collaborating with Precision BioSciences enables Baxalta to accelerate innovation in immuno-oncology with a next-generation, donor-derived CAR T strategy using a proprietary combination of genome editing expertise and technology,” said David Meek, executive vice president and president, Oncology, Baxalta. “Combining Precision BioSciences’ ARCUS technology with Baxalta’s global infrastructure, expertise and growing immuno-oncology portfolio is a synergistic approach that we believe has the potential to make disruptive approaches available to people with a range of underserved cancers.”

“Baxalta is an ideal partner in CAR T for Precision and our ARCUS genome editing platform because of their global reach, collaborative business model, and long-term commitment to succeeding in immuno-oncology,” said Matthew Kane, CEO of Precision BioSciences. “We look forward to working closely with the team at Baxalta to develop novel CAR T therapeutics that could transform the treatment of cancer.”

Under the terms of the agreement, Baxalta and Precision BioSciences will develop CAR T therapies for up to six unique targets, with the first program expected to enter clinical studies in late 2017. Precision BioSciences will be responsible for performing early-stage research activities up to Phase 2, following which Baxalta has the exclusive right to opt in for late-stage development and commercialization. Precision BioSciences will receive an upfront payment of $105 million from Baxalta, with additional option fees, developmental, clinical, regulatory, and sales milestones, potentially totaling up to $1.6 billion, in addition to royalties on worldwide sales. Precision also has the right to participate in the development and commercialization of any licensed products resulting from the collaboration through a 50/50 co-development and co-promotion option in the United States. Additional terms and initial targets were not disclosed.

The agreement follows another recently established Baxalta collaboration to advance novel therapeutics against checkpoint targets, advancing the company’s strategic commitment to investing in immuno-oncology and building an innovative portfolio of cancer immunotherapies.

About Baxalta

Baxalta Incorporated (NYSE: BXLT) is a $6 billion global biopharmaceutical leader developing, manufacturing and commercializing therapies for orphan diseases and underserved conditions in hematology, oncology and immunology. Driven by passion to make a meaningful impact on patients’ lives, Baxalta’s broad and diverse pipeline includes biologics with novel mechanisms and advanced technology platforms such as gene therapy. The Baxalta Global Innovation and R&D Center is located in Cambridge, Massachusetts. Launched in 2015 following separation from Baxter International Inc, Baxalta’s heritage in biopharmaceuticals spans decades. Baxalta’s therapies are available in more than 100 countries and it has advanced biological manufacturing operations across 12 facilities, including state-of-the-art recombinant production and plasma fractionation. Headquartered in Northern Illinois, Baxalta employs 16,000 employees worldwide.

About Precision BioSciences

Precision BioSciences, the genome editing company, is dedicated to improving life. Our team seeks to solve significant problems in oncology, genetic disease, agriculture, and beyond via its ARCUS genome editing platform. ARCUS is Precision’s proprietary, nuclease-based genome editing platform which now encompasses an industry leading combination of site specificity, ease of delivery, and breadth of editing capabilities. For additional information, please visit www.precisionbiosciences.com.

Forward-Looking Statements

This release includes forward-looking statements concerning a collaboration between Baxalta Incorporated and Precision BioSciences, including expectations with regard to potential impact of the CAR T technology to patients, future clinical studies and commercial launches, as well as the potential financial impact of the arrangements. Such statements are made of the date that they were first issued and are based on current expectations, beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Baxalta’s control and which could cause actual results to differ materially from those in the forward-looking statements, including the following: clinical trial results; satisfaction of regulatory and other requirements; actions of regulatory bodies and other governmental authorities; changes in laws and regulations; product quality, manufacturing or supply issues; patient safety issues; and other risks identified in Baxalta’s filings with the Securities and Exchange Commission, all of which are available on Baxalta’s website. Baxalta expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

###

Baxalta Media Relations

Kellie Hotz, +1-224-940-2202, media@baxalta.com

Baxalta Investor Relations

Mary Kay Ladone, +1-224-940-3371, mary.kay.ladone@baxalta.com

Lorna Williams, +1-224-940-3511, lorna.williams@baxalta.com

Precision BioSciences Media Relations

Chelsea Lynam, +1-919-314-5512, chelsea.lynam@precisionbiosciences.com

Precision BioSciences Inquiries

partner@precisionbiosciences.com

CONFIDENTIAL

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[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

G-1

CONFIDENTIAL

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[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL

EXHIBIT H

PRECISION WIRE INSTRUCTIONS

NAME:	Precision BioSciences, Inc.
BANK:	Square 1 Bank 406 Blackwell Street, Suite 240 Durham, NC 27701
Account No.:	[***]
Routing No.:	[***]
Swift-BIC:	[***]

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

H-1

EXECUTION COPY

AMENDMENT NO. 1 TO DEVELOPMENT AND COMMERCIAL LICENSE

AGREEMENT

This AMENDMENT NO. 1 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (this “Amendment”), effective as of February 24, 2017, amends that certain Development and Commercial License Agreement, effective February 24, 2016 (the “DCLA”), by and among BAXALTA INCORPORATED, a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BI”), BAXALTA US INC., a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BUSI”), BAXALTA GMBH, a company organized under the laws of Switzerland with its principal place of business at Postfach 8010, Zurich, Switzerland (“BGMBH” and, together jointly and severally with BI and BUSI, collectively, “Baxalta”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701 (“Precision”). Baxalta and Precision may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties desire to amend the DCLA as set forth below in accordance with Section 17.8 of the DCLA.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.    Amendment of the DCLA. Section 7.3.3 of the DCLA is hereby amended and restated in its entirety as follows:

7.3.3

The key terms of the CDCP Agreement are set forth in Exhibit D. The Parties will negotiate in good faith a form of CDCP Agreement consistent with such terms and other terms and conditions that are typical for such agreements with respect to similarly situated products between similarly situated parties in the pharmaceutical industry promptly after the Effective Date (and in any event, no later than [***] after the Effective Date), and such form of CDCP Agreement shall be attached to this Agreement as Exhibit D-1 upon mutual agreement between the Parties.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2. No Other Changes. Except as expressly modified by this Amendment, the DCLA shall remain unchanged and in full force and effect. This Amendment shall become a part of the DCLA as if set forth in full therein, and references to the DCLA shall be to the DCLA as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the DCLA, the terms of this Amendment shall prevail.

3. Dispute Resolution; Governing Law; Jurisdiction. The Parties acknowledge and agree that Article XV and Section 17.13 of the DCLA shall apply to this Amendment as if fully set forth herein.

4. Counterparts. This Amendment may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matt Kane
Name:	Matt Kane
Title:	CEO

[signatures continue on following pages]

Signature Page to Amendment No. 1 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA INCORPORATED

By:	/s/ Jeffrey E Prowda
Name:	Jeffrey E Prowda
Title:	Assistant Secretary

BAXALTA US INC.

By:	/s/ Jeffrey E Prowda
Name:	Jeffrey E Prowda
Title:	Assistant Secretary

[signatures continue on following page]

Signature Page to Amendment No. 1 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA GMBH

By:

Name:

Title:

By:	/s/ Yvo Aebli

Name:	Yvo Aebli

Title:	EU & EEMEA Controller

Signature Page to Amendment No. 1 to Development and Commercial License Agreement

EXECUTION COPY

AMENDMENT NO. 2 TO DEVELOPMENT AND COMMERCIAL LICENSE

AGREEMENT

This AMENDMENT NO. 2 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (this “Amendment”), effective as of August 21, 2017, amends that certain Development and Commercial License Agreement, effective February 24, 2016 (as previously amended by that certain Amendment No. 1 to Development and Commercial License Agreement, effective as of February 24, 2017, the “DCLA”), by and among BAXALTA INCORPORATED, a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BI”), BAXALTA US INC., a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BUSI”), BAXALTA GMBH, a company organized under the laws of Switzerland with its principal place of business at Postfach 8010, Zurich, Switzerland (“BGMBH” and, together jointly and severally with BI and BUSI, collectively, “Baxalta”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701 (“Precision”). Baxalta and Precision may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties desire to amend the DCLA as set forth below in accordance with Section 17.8 of the DCLA.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendment of the DCLA. Section 7.3.3 of the DCLA is hereby amended and restated in its entirety as follows:

7.3.3

The key terms of the CDCP Agreement are set forth in Exhibit D. The Parties will negotiate in good faith a form of CDCP Agreement consistent with such terms and other terms and conditions that are typical for such agreements with respect to similarly situated products between similarly situated parties in the pharmaceutical industry promptly after the Effective Date (and in any event, no later than [***] after the Effective Date), and such form of CDCP Agreement shall be attached to this Agreement as Exhibit D-1 upon mutual agreement between the Parties.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2. No Other Changes. Except as expressly modified by this Amendment, the DCLA shall remain unchanged and in full force and effect. This Amendment shall become a part of the DCLA as if set forth in full therein, and references to the DCLA shall be to the DCLA as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the DCLA, the terms of this Amendment shall prevail.

3. Dispute Resolution; Governing Law; Jurisdiction. The Parties acknowledge and agree that Article XV and Section 17.13 of the DCLA shall apply to this Amendment as if fully set forth herein.

4. Counterparts. This Amendment may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matt Kane
Name:	Matt Kane
Title:	CEO

[signatures continue on following pages]

Signature Page to Amendment No. 2 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA INCORPORATED

By:	/s/ Denise M. Serewicz
Name:	Denise M. Serewicz
Title:	Assistant Secretary

BAXALTA US INC.

By:	/s/ Denise M. Serewicz
Name:	Denise M. Serewicz
Title:	Assistant Secretary

[signatures continue on following page]

Signature Page to Amendment No. 2 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA GMBH

By:	/s/ Remco Lemarcq
Name:	Remco Lemarcq
Title:	Proxy Holder

Signature Page to Amendment No. 2 to Development and Commercial License Agreement

AMENDMENT NO. 3 TO DEVELOPMENT AND COMMERCIAL LICENSE

AGREEMENT

This AMENDMENT NO. 3 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (this “Amendment”), effective as of February 5, 2018, amends that certain Development and Commercial License Agreement, effective February 24, 2016 (as previously amended by that certain Amendment No. 1 to Development and Commercial License Agreement, effective as of February 24, 2017, and that certain Amendment No. 2 to Development and Commercial License Agreement, effective as of August 21, 2017, the “DCLA”), by and among BAXALTA INCORPORATED, a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BI”), BAXALTA US INC., a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BUSI”), BAXALTA GMBH, a company organized under the laws of Switzerland with its principal place of business at Postfach 8010, Zurich, Switzerland (“BGMBH” and, together jointly and severally with BI and BUSI, collectively, “Baxalta”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701 (“Precision”). Baxalta and Precision may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties desire to amend the DCLA as set forth below in accordance with Section 17.8 of the DCLA.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendment of the DCLA. Section 7.3.3 of the DCLA is hereby amended and restated in its entirety as follows:

7.3.3

The key terms of the CDCP Agreement are set forth in Exhibit D. The Parties will negotiate in good faith a form of CDCP Agreement consistent with such terms and other terms and conditions that are typical for such agreements with respect to similarly situated products between similarly situated parties in the pharmaceutical industry promptly after the Effective Date (and in any event, no later [***]), and such form of CDCP Agreement shall be attached to this Agreement as Exhibit D-1 upon mutual agreement between the Parties.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

2. No Other Changes. Except as expressly modified by this Amendment, the DCLA shall remain unchanged and in full force and effect. This Amendment shall become a part of the DCLA as if set forth in full therein, and references to the DCLA shall be to the DCLA as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the DCLA, the terms of this Amendment shall prevail.

3. Dispute Resolution; Governing Law; Jurisdiction. The Parties acknowledge and agree that Article XV and Section 17.13 of the DCLA shall apply to this Amendment as if fully set forth herein.

4. Counterparts. This Amendment may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matt Kane
Name:	Matt Kane
Title:	CEO

[signatures continue on following pages]

Signature Page to Amendment No. 3 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA INCORPORATED

By:	/s/ David Bailey
Name:	David Bailey
Title:	Assistant Treasurer

BAXALTA US INC.

By:	/s/ David Bailey
Name:	David Bailey
Title:	Assistant Treasurer

[signatures continue on following page]

Signature Page to Amendment No. 3 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA GMBH

By:	/s/ Barbara Lenzlinger
Name:	Barbara Lenzlinger
Title:	International Controller

Signature Page to Amendment No. 3 to Development and Commercial License Agreement

EXECUTION COPY

AMENDMENT NO. 4 TO DEVELOPMENT AND COMMERCIAL LICENSE

AGREEMENT

This AMENDMENT NO. 4 TO DEVELOPMENT AND COMMERCIAL LICENSE AGREEMENT (this “Amendment”), effective as of May 23, 2018, amends that certain Development and Commercial License Agreement, effective February 24, 2016 (as previously amended by that certain Amendment No. 1 to Development and Commercial License Agreement, effective as of February 24, 2017, that certain Amendment No. 2 to Development and Commercial License Agreement, effective as of August 21, 2017, and that certain Amendment No. 3 to Development and Commercial License Agreement, effective as of February 5, 2018, the “DCLA”), by and among BAXALTA INCORPORATED, a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BI”), BAXALTA US INC., a Delaware corporation with its principal place of business at 1200 Lakeside Drive, Bannockburn, IL 60015 (“BUSI”), BAXALTA GMBH, a company organized under the laws of Switzerland with its principal place of business at Zahlerweg 4, 6300Zug, Switzerland (“BGMBH” and, together jointly and severally with BI and BUSI, collectively, “Baxalta”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701 (“Precision”). Baxalta and Precision may each be referred to herein individually as a “Party” and collectively as the “Parties.” All capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the DCLA.

RECITALS

WHEREAS, the Parties have determined to extend the date for negotiation and execution of the CDCP Agreement;

WHEREAS, the Parties have determined that the Isolex Platform Technology will not be used by the Parties with respect to Licensed Product Candidates or Licensed Products, and therefore the Parties wish to remove from the DCLA all references to rights and obligations in connection with such use (but for clarity, retain references to and protection of Isolex Platform Technology and Isolex Platform Patents as Baxalta’s Background IP); and

WHEREAS, the Parties desire to amend the DCLA as set forth below in accordance with Section 17.8 of the DCLA.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendment of Section 7.3.3 of the DCLA. Section 7.3.3 of the DCLA is hereby amended and restated in its entirety as follows:

7.3.3

The key terms of the CDCP Agreement are set forth in Exhibit D. The Parties will negotiate in good faith a form of CDCP Agreement consistent with such terms and other terms and conditions that are typical for such agreements with respect to similarly situated products between similarly situated parties in the pharmaceutical industry promptly after the Effective Date (and in any event, no later than [***]), and such form of CDCP Agreement shall be attached to this Agreement as Exhibit D-1 upon mutual agreement between the Parties.

2. Amendment of Section 2.6, Section 14.3.4, and the Table of Contents of the DCLA.

a.	Section 2.6 of the DCLA is hereby amended and restated in its entirety as follows:

2.6 [Intentionally Omitted]

b.	Section 14.3.4 of the DCLA is hereby amended and restated in its entirety as follows:

14.3.4 Survival. The following Articles and Sections of this Agreement, as well as remedies for breach of this Agreement, shall survive expiration or termination of this Agreement for any reason: ARTICLE I (solely to the extent required to enforce any other surviving rights or obligations of the Parties), Section 4.5, ARTICLE VIII (solely to the extent any right to payment has accrued prior to the effective date of termination), Section 9.1, Section 12.1, Section 12.2, Section 12.4, ARTICLE XIII, Section 14.3, ARTICLE XV and ARTICLE XVII.

c.	The Table of Contents of the DCLA is hereby amended to replace “2.6 Isolex Co-Development” with “2.6 [Intentionally Omitted]”.

[***]	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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3. No Other Changes. Except as expressly modified by this Amendment, the DCLA shall remain unchanged and in full force and effect. This Amendment shall become a part of the DCLA as if set forth in full therein, and references to the DCLA shall be to the DCLA as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the DCLA, the terms of this Amendment shall prevail.

4. Dispute Resolution; Governing Law; Jurisdiction. The Parties acknowledge and agree that Article XV and Section 17.13 of the DCLA shall apply to this Amendment as if fully set forth herein.

5. Counterparts. This Amendment may be executed in more than one counterpart (including by electronic transmission), each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 4 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

PRECISION BIOSCIENCES, INC.

By:	/s/ Matt Kane
Name:	Matt Kane
Title:	CEO

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Signature Page to Amendment No. 4 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 4 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA INCORPORATED

By:	/s/ Jeffrey E Prowda
Name:	Jeffrey E Prowda
Title:	Vice President and Assistant Secretary

BAXALTA US INC.

By:	/s/ Jeffrey E Prowda
Name:	Jeffrey E. Prowda
Title:	Vice President and Assistant Secretary

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Signature Page to Amendment No. 4 to Development and Commercial License Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 4 to Development and Commercial License Agreement to be executed as of the date first set forth above by their respective duly authorized officers or representatives.

BAXALTA GMBH

By:	/s/ Elisabeth Leimbacher
Name:	Elisabeth Leimbacher
Title:	Proxy Holder

Signature Page to Amendment No. 4 to Development and Commercial License Agreement